Filed with the U.S. Securities and Exchange Commission on April 30, 2019

Securities Act File No. 002-17226
Investment Company Act File No. 811-00994

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-effective Amendment No. 117	[x]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 79	[x]

(Check appropriate box or boxes)

RMB INVESTORS TRUST
115 South LaSalle Street, 34th Floor
Chicago, Illinois 60603
(Address of Principal Executive Offices)

Registrant’s Telephone Number; including Area Code: (800) 462-2392

Walter H. Clark
115 South LaSalle Street, 34th Floor
Chicago, Illinois 60603
(Name and Address of Agent for Service of Process)
Copies of Communications to:

Joseph M. Mannon
Vedder Price
222 North LaSalle Street
Chicago, Illinois 60601

It is proposed that this filing will become effective

[ ]	immediately upon filing pursuant to paragraph (b)
[x]	on May 1, 2019 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box

[ ]    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 117 to the Registration Statement of RMB Investors Trust (the “Trust”) is being filed for the purpose of updating annual financial information for the Trust.

MAY 1, 2019

Prospectus

RMB FUNDS

As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these shares or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Important Notice: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website (http://rmbfunds.com/literature-and-forms/), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you invest through a financial intermediary, you may elect to receive shareholder reports and other communications electronically from the Funds by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future shareholder reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with a Fund, calling 1-800-462-2392. Your election to receive shareholder reports in paper will apply to all funds held with RMB Investors Trust.

RMB FUNDS

Each of the funds has its own risk profile, so be sure to read this Prospectus carefully before investing in any of the funds.
Mutual funds are not bank accounts and are neither insured nor guaranteed by the FDIC or any other government agency. An investment in any mutual fund entails the risk of losing money.

Summary Section	2	RMB Fund

The Funds – Fund Summaries

RMB Fund
INVESTMENT OBJECTIVE: The RMB Fund (the “Fund”) seeks capital appreciation, mainly long term. Income is generally of lesser importance, meaning that it is a secondary goal.
There can be no assurance that the Fund will be successful in achieving its investment objective.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Choosing a Share Class” section on page 52 of this prospectus and the “Purchase and Redemption of Shares” section of the Fund’s Statement of Additional Information.
Fee Table

	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum front-end sales charge on purchases (load) (as a % of offering price)	5.00%	N/A	N/A
Maximum deferred sales charge (load) (as a % of offering price or the amount you receive when you sell shares, whichever is less)	N/A	1.00%	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.60%	0.60%	0.60%
Distribution and Shareholder Service (12b-1) fees	0.25%	1.00%	N/A
Other expenses	0.40%	0.40%	0.42%
Total Annual Fund Operating Expenses	1.25%	2.00%	1.02%

Example
These Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The first Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, followed by an Example that assumes you do not redeem your shares at the end of the periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$621	$877	$1,152	$1,936
Class C	$303	$627	$1,078	$2,327
Class I	$104	$325	$563	$1,248
You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class C	$203	$627	$1,078	$2,327

THE FUNDS 1

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing in a diverse portfolio primarily consisting of common stocks.
The Fund generally invests in high quality companies of all market capitalizations with a focus on businesses that have sustainable, long term competitive advantages. Portfolio companies may range from small and mid-sized businesses that are earlier in their growth life cycle, to larger more mature companies that return capital to shareholders through increasing dividend payments and share buy-backs. High quality companies are generally defined as companies with product leadership, that have potential for sustained operating and revenue growth and that are run by strong management teams that allocate shareholder capital wisely and align their economic interests with shareholders. The Fund employs a long-term approach when selecting stocks and seeks to own businesses that have durable franchises that can weather the ups and downs of volatile business cycles.
From time to time, the Fund may invest in companies that are experiencing unusual and possibly unique developments. Potential investments in the stock of these companies are usually the result of companies uncovered in the research process that do not meet the criteria employed by the Fund but may have opportunities for significant returns. These companies are deemed “special situations.” Special situations include companies going through reorganizations, recapitalizations, mergers, spin-offs, or facing resolutions of litigation, management team changes, or important technological improvements or discoveries.
The Fund’s investment strategy seeks to build wealth over time by purchasing the stock of companies in growing industries that are deemed to be trading below their intrinsic value. The Fund’s portfolio is constructed on a stock by stock basis. Position sizes are determined based on current portfolio characteristics, valuation, the risk/reward profile and confidence in the company. The Fund may consider larger macro-economic trends, and will occasionally pursue investment themes across multiple holdings, when constructing the portfolio. The Fund seeks to manage risk by diversifying its holdings across sectors and industries, generally avoiding illiquid securities. The Fund typically owns 30-40 stocks which is intended to allow for enough diversification to minimize risk, but enough concentration to allow the highest conviction ideas to impact the portfolio. A position will be sold if a core tenet for ownership has been violated, if valuation discounts substantially all of the upside of a company, or if a better use of capital presents itself.

PRINCIPAL RISKS
As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund’s share price fluctuates, which means you could lose money by investing in the Fund. The Fund is not a complete investment program and should be considered only as part of an investment portfolio. The principal risks of investing in the Fund are summarized below:
Any of the following situations could cause the Fund to lose money or underperform in comparison with its peer group:

•
Market Risk — This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation. The risk would be greater if any of the categories of securities that the Fund emphasizes — large-capitalization stocks or particular sectors or groups of industries — fell out of favor with the market. Companies in the Fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.

•
Equity Securities Risk — The risk that the market price of common stocks and other equity securities, including preferred stocks, warrants and rights, may go up or down, sometimes rapidly or unpredictably, including due to

2 THE FUNDS

factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•
Management Risk — The Fund is subject to management risk because it is an actively managed investment portfolio. The adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The Fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful. This risk is common for all actively managed funds.

•
Large-Cap Company Risk — Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Dividend Risk — This is the risk that an issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.

•
Small-and Mid-Capitalization Companies Risk — The Fund may invest in the securities of companies with small and mid-capitalizations, which can involve greater risk and the possibility of greater portfolio volatility than investments in securities of large capitalization companies. Historically, stocks of small and mid-capitalization companies and recently organized companies have been more volatile in price than those of the larger market capitalization companies. Among the reasons for the greater price volatility is the lower degree of liquidity in the markets for such stocks. Small and mid-capitalization companies may have limited product lines and financial resources and may depend upon a limited or less experienced management group. The securities of small capitalization companies trade in the over-the-counter markets or on regional exchanges and may not be traded daily or in the volume typical of trading on a national securities exchange, which may make these securities more difficult to value and to sell.

•
Growth Investing Risk — Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the team anticipated.

•
Special Situations Risk — The Fund will seek to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.

PAST PERFORMANCE
The bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance. Returns shown for periods prior to July 1, 2016 were generated under the management of the Fund’s former investment adviser.
The bar chart shows the annual total returns of the Fund’s Class A shares for each of the last ten calendar years. The returns in the bar chart do not include the effect of Class A shares’ front-end sales charges. These figures would be lower if they reflected such sales charges. The table presents the Fund’s average annual total returns over 1-, 5- and 10-year periods compared to the S&P 500® Index Total Return, which represents a broad measure of market performance and the reinvestment of dividends in the index, S&P 500® Index (price return), which represents a broad measure of market performance without the reinvestment of dividends in the index, the Morningstar Large Growth Category average, which represents the performance of the Fund’s peer group and the Russell 3000 Total Return Index, which represents a broad measure of market performance across all market capitalizations. The funds included in the Morningstar Large Growth Category are determined by Morningstar, Inc. The Fund’s performance figures assume that all distributions were reinvested in the Fund and do not reflect the deduction of the Fund’s maximum sales charges or its annual operating expenses. Updated performance information may be obtained on the Fund’s website at www.rmbfunds.com or by calling 1-800-462-2392.

THE FUNDS 3

RMB Fund – Return for Class A Shares
Best Quarter: 14.79% in 1st Quarter of 2012
Worst Quarter: (13.32)% in 4th Quarter of 2018

Average Annual Total Returns
(For the following periods ended 12/31/2018)	1 year	5 years	10 years
CLASS A SHARES
Total Return Before Taxes	-7.70%	4.67%	11.52%
Total Return After Taxes on Distributions	-9.61%	0.91%	9.19%
Total Return After Taxes on Distributions and Sale of Fund Shares[1]	-3.07%	3.45%	9.46%
CLASS C SHARES
Total Return Before Taxes	-4.38%	4.97%	11.27%
CLASS I SHARES[2]
Total Return Before Taxes	-2.62%	5.85%	12.15%
S&P 500® Index Total Return (reflects no deduction of fees, expenses or taxes)	-4.38%	8.49%	13.12%
S&P 500® Index (price return) (reflects no deduction of fees, expenses or taxes)	-6.24%	6.28%	10.75%
Russell 3000® Total Return Index Index (reflects no deduction of fees, expenses or taxes)	-5.24%	7.91%	13.18%
Morningstar Large Growth Category (reflects no deduction of fees, expenses or taxes)	-1.98%	8.22%	13.80%

[1]
The “Total Return After Taxes on Distributions and Sale of Fund Shares” can be higher than other return figures when a capital loss occurs upon the redemption of Fund shares. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

[2]
Class I shares commenced investment operations on February 1, 2017. Performance shown prior to February 1, 2017 for the Class I shares reflects the performance of Class A shares. Class I shares are not subject to the front-end sales charge or distribution and shareholder service (12b-1) fees applicable to Class A shares, which reduce the performance shown for the Class I shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The after-tax returns are shown only for Class A shares; after-tax returns for Class C and Class I shares will vary. The “Total Return After Taxes on Distributions and Sale of Fund Shares” can be higher than other return figures when a capital loss occurs upon the redemption of Fund shares. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

4 THE FUNDS

ADVISER
The Fund is advised by RMB Capital Management, LLC (the “Adviser” or “RMB”).

Portfolio Manager
Todd Griesbach, CFA has had primary day-to-day responsibility for the Fund’s portfolio since July 2016. Mr. Griesbach is a Senior Vice President and Portfolio Manager of the Adviser.

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares on any day that the Fund is open for business by sending a written request by mail (RMB Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 9781, Providence, Rhode Island 02940-9781), by telephone (BNY Mellon Asset Servicing, 1-800-462-2392), or through certain financial intermediaries.
The table below sets forth the minimum initial and subsequent purchase amounts required for each share class and certain types of shareholder accounts.

	Minimum Initial Investment		Minimum Subsequent Investment
	Class A and C	Class I	Class A and C	Class I
Regular Account	$2,500	$100,000	$500	$25,000
Automatic Investment Program, IRA and minor custodial account	$100	$100,000	$50	$25,000
For additional information about purchase and sale of Fund shares, please turn to “How to Buy Shares” in this Prospectus.

TAX INFORMATION
The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

THE FUNDS 5

RMB Mendon Financial Services Fund
INVESTMENT OBJECTIVE: The RMB Mendon Financial Services Fund (the “Fund”) seeks capital appreciation.
There can be no assurance that the Fund will be successful in achieving its investment objective.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Choosing a Share Class” section on page 52 of this prospectus and the “Purchase and Redemption of Shares” section of the Fund’s Statement of Additional Information.
Fee Table

	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum front-end sales charge on purchases (load) (as a % of offering price)	5.00%	N/A	N/A
Maximum deferred sales charge (load) (as a % of offering price or the amount you receive when you sell shares, whichever is less)	N/A	1.00%	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%	0.75%	0.75%
Distribution and Shareholder Service (12b-1) fees	0.25%	1.00%	N/A
Other expenses	0.27%	0.27%	0.27%
Total Annual Fund Operating Expenses	1.27%	2.02%	1.02%

Example
These Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The first Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, followed by an Example that assumes you do not redeem your shares at the end of the periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$623	$883	$1,162	$1,957
Class C	$305	$634	$1,088	$2,348
Class I	$104	$325	$563	$1,248
You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class C	$205	$634	$1,088	$2,348

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

6 THE FUNDS

PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of U.S. companies that are in the financial services sector. The Fund includes the market value of derivatives that provide exposure to the financial services sector in determining compliance with the Fund’s 80% investment policy. The Fund may invest in companies of any size, but, under normal conditions, the Fund invests primarily in mid, small and micro capitalization financial services companies. For purposes of selecting investments, the Fund defines the financial services sector broadly. It includes (but is not limited to) the following:

•	Banks

•	Insurance companies

•	Consumer and commercial finance companies

•	Securities brokerage firms and electronic trading networks

•	Investment management and advisory firms

•	Financial conglomerates

•	Financial technology companies

•	Real Estate Investment Trusts
Ordinarily, the Fund’s portfolio will be invested primarily in common stocks. In selecting stocks, the Fund’s sub-adviser uses a combination of growth and value criteria. Growth criteria include such items as capable management, attractive business niches, sound financial and accounting practices and/or demonstrated ability to sustain growth in revenues, earnings and cash flow. Value criteria include companies that appear to be undervalued based on their balance sheets or individual circumstances, temporarily distressed, or poised for a merger or acquisition.
The Fund may also invest in companies that may experience unusual and possibly unique developments, or “special situations,” which may create a special opportunity for significant returns. Special situations include: significant technological improvements or discoveries; reorganizations, recapitalizations or mergers; favorable resolutions of litigation; new management or material changes in company policies; and actual or potential changes in control of a company. These companies are deemed “special situations.” Special situations include companies going through reorganizations, recapitalizations, mergers, spin-offs or facing resolutions of litigation, management team changes or important technological improves or discoveries.
The portfolio manager constructs the Fund’s portfolio using both a top-down and bottom-up analysis. Examples of top-down analysis include the study of interest rates, credit trends and other macroeconomic factors that broadly affect the financial services sector. Examples of bottom-up analysis include industry screens, sell-side company research reports, company models and other fundamental research that are used to construct the Fund’s portfolio on a stock-by-stock basis. The sub-adviser attempts to identify how various financial services sub-sectors and the individual companies therein will move in reaction to market events. Each potential investment is evaluated by weighing its potential for gain against its associated risks. Because of the way the sub-adviser constructs the Fund’s portfolio, there may be times when the Fund’s investments are focused in one or more financial services sub-sectors and/or a limited number of regions of the U.S.
The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into other opportunities.
The Fund may also use futures and options on securities, indices and other derivatives (a type of instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments) to hedge against market changes or as a substitute for securities transactions. It may also use derivatives in attempts to profit from anticipated market and security movements. The Fund expects that its primary investments in derivatives will be in written covered call options and long call options. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. Long call option purchases allow the option holder to be exposed to the general market characteristics of a security without the outlay of capital necessary to own the security.

THE FUNDS 7

The Fund’s use of derivatives will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivatives instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset and may cause the Fund’s net asset value per share to be volatile.

PRINCIPAL RISKS
As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund’s share price fluctuates, which means you could lose money by investing in the Fund. The Fund is not a complete investment program and should be considered only as part of an investment portfolio. The principal risks of investing in the Fund are summarized below:

•
Market Risk — This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation. The risk would be greater if any of the categories of securities that the Fund emphasizes — mid and small-capitalization stocks or particular sectors or sub-sectors — fell out of favor with the market. Companies in the Fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.

•
Equity Securities Risk — The risk that the market price of common stocks and other equity securities, including preferred stocks, warrants and rights, may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•
Financial Services Sector Risk — A fund that focuses its investments in specific industries or sectors is more susceptible to developments affecting those industries and sectors than a more broadly diversified fund would be. Because the Fund invests significantly in the financial services sector, the Fund may perform poorly during a downturn in the financial services industry. The financial services sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, regulatory changes and price competition. Changing interest rates could reduce the profitability of certain types of companies in the financial services sector. For example, rising interest rates increase the cost of financing to, and may reduce the profitability of, certain financial services companies. The financial services sector may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the federal funds rate increases recently initiated by the Federal Reserve.

•
Management Risk — The Fund is subject to management risk because it is an actively managed investment portfolio. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The Fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful. This risk is common for all actively managed funds.

•
Derivatives Risk – The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities as well as increased transaction costs. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, reference rate or index. Derivative strategies often involve leverage, which may increase a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions.

•
Leverage Risk – To the extent the Fund’s use of derivatives creates leverage, the value of the Fund’s shares may be more volatile because leverage will amplify the effect of increases or decreases in the value of the Fund’s derivative investments.

•
Call and Put Options Risk — A call option obligates the writer (or seller) of the option to sell a specified asset to the holder of the option at a specified price when the holder exercises the option prior to expiration. A put option obligates the writer (or seller) of the option to buy a specified asset from the holder of the option at a specified price when the holder exercises the option prior to expiration. A writer covers an option it has sold by maintaining segregated liquid assets or offsetting transactions, including other options, to cover its obligation under the option it has written. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the reference asset. Writing covered put options may subject the Fund to a decrease in the market price of the reference asset. Purchasing an option subjects the buyer to the risk that the benefit received from exercising the option, if any, will not exceed the premium paid to purchase the option. Options are wasting assets and expire, and as a result can expose the Fund to significant loss. Premiums from the sale of call options will result

8 THE FUNDS

in short-term capital gains. The Fund will have no control over the exercise of the call options it writes and therefore may be forced to realize capital gains or losses at inopportune times.

•
Small- and Mid-Capitalization Companies Risk — The Fund may invest in the securities of companies with small and mid-capitalizations, which can involve greater risk and the possibility of greater portfolio volatility than investments in securities of large capitalization companies. Historically, stocks of small and mid-capitalization companies and recently organized companies have been more volatile in price than those of the larger market capitalization companies. Among the reasons for the greater price volatility is the lower degree of liquidity in the markets for such stocks. Small and mid-capitalization companies may have limited product lines and financial resources and may depend upon a limited or less experienced management group. The securities of small capitalization companies trade in the over-the-counter markets or on regional exchanges and may not be traded daily or in the volume typical of trading on a national securities exchange, which may make these securities more difficult to value and to sell.

•
Large-Cap Company Risk — Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Micro Capitalization Companies Risk — Micro-cap stocks have a market capitalization of less than $300 million. Micro-cap companies may be less financially secure than large, mid or small capitalization companies. Micro-cap companies may be in the early stage of development or newly formed with limited markets or product lines. There may also be less public information about micro-cap companies. In addition, micro-cap companies that rely on smaller management teams may be vulnerable to key personnel losses. Micro-cap stock prices also may be more volatile than large, mid or small-cap stocks, may have lower trading volume and lower degree of liquidity which makes these securities difficult to value and to sell. The securities of micro-cap companies may not be traded daily. As a result, some of the Fund’s holdings may be considered or become illiquid.

•
Special Situations Risk — The Fund will seek to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.

PAST PERFORMANCE
The bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance.
The bar chart shows the annual total returns of the Fund’s Class A shares for each of the last ten calendar years. The returns in the bar chart do not include the effect of Class A shares’ front-end sales charges. These figures would be lower if they reflected such sales charges. The table presents the Fund’s average annual total returns over 1-, 5- and 10-year periods compared to the NASDAQ Bank Index, which represents a broad measure of market performance, and the Morningstar Financial Sector Category average, which represents the performance of the Fund’s peer group. The Funds included in the Morningstar Financial Sector Category are determined by Morningstar, Inc. The Fund’s performance figures assume that all distributions were reinvested in the Fund and do not reflect the deduction of the Fund’s maximum sales charges or its annual operating expenses. Updated performance information may be obtained on the Fund’s website at www.rmbfunds.com or by calling 1-800-462-2392.

THE FUNDS 9

RMB Mendon Financial Services Fund – Return for Class A Shares
Best Quarter: 23.98% in the 4th Quarter of 2016
Worst Quarter: (19.67)% in the 4th Quarter of 2018

Average Annual Total Returns
(For the following periods ended 12/31/2018)	1 year	5 years	10 years
CLASS A SHARES
Total Return Before Taxes	-21.17%	8.91%	10.79%
Total Return After Taxes on Distributions	-22.19%	7.87%	10.24%
Total Return After Taxes on Distributions and Sale of Fund Shares[1]	-11.93%	7.00%	8.94%
CLASS C SHARES
Total Return Before Taxes	-18.43%	9.21%	10.54%
CLASS I SHARES
Total Return Before Taxes[2]	-16.84%	10.31%	11.50%
NASDAQ Bank Index Total Return (reflects no deduction of fees, expenses or taxes)	-16.17%	6.85%	7.20%
Morningstar Financial Sector Category (reflects no deduction of fees, expenses or taxes)	-15.66%	4.07%	9.01%

[1]
Total Return After Taxes on Distributions and Sale of Fund Shares” can be higher than other return figures when a capital loss occurs upon the redemption of Fund shares. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

2
Class I shares commenced investment operations on February 1, 2017. Performance shown prior to February 1, 2017 for the Class I shares reflects the performance of Class A shares. Class I shares are not subject to the front-end sales charge or distribution and shareholder service (12b-1) fees applicable to Class A shares, which reduce the performance shown for the Class I shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or IRAs. The after-tax returns are shown only for Class A shares; after-tax returns for Class C and Class I shares will vary. The “Total Return After Taxes on Distributions and Sale of Fund Shares” can be higher than other return figures when a capital loss occurs upon the redemption of Fund shares. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

ADVISER
The Fund is advised by RMB Capital Management, LLC (the “Adviser” or “RMB”).

Sub-Adviser
Mendon Capital Advisors Corp. (“Mendon”) is the Fund’s sub-adviser.

10 THE FUNDS

Portfolio Manager
Anton Schutz has had primary day-to-day responsibility for the Fund’s portfolio since its inception in 1999. Mr. Schutz is the President of Mendon.

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares on any day that the Fund is open for business by sending a written request by mail (RMB Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 9781, Providence, Rhode Island 02940-9781), by telephone (BNY Mellon Asset Servicing, 1-800-462-2392), or through certain financial intermediaries.
The table below sets forth the minimum initial and subsequent purchase amounts required for each share class and certain types of shareholder accounts.

	Minimum Initial Investment		Minimum Subsequent Investment
	Class A and C	Class I	Class A and C	Class I
Regular Account	$2,500	$100,000	$500	$25,000
Automatic Investment Program, IRA and minor custodial account	$100	$100,000	$50	$25,000
For additional information about purchase and sale of Fund shares, please turn to “How to Buy Shares” in this prospectus.

TAX INFORMATION
The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

THE FUNDS 11

RMB Mendon Financial Long/Short Fund
INVESTMENT OBJECTIVE: The RMB Mendon Financial Long/Short Fund (the “Fund”) seeks capital appreciation.
There can be no assurance that the Fund will be successful in achieving its investment objective.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Choosing a Share Class” section on page 52 of this prospectus and the “Purchase and Redemption of Shares” section of the Fund’s Statement of Additional Information.
Fee Table

	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum front-end sales charge on purchases (load) (as a % of offering price)	5.00%	N/A	N/A
Maximum deferred sales charge (load) (as a % of offering price or the amount you receive when you sell shares, whichever is less)	N/A	1.00%	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees[1]	0.90%	0.90%	0.90%
Distribution and Shareholder Service (12b-1) fees	0.30%	1.00%	N/A
Other expenses
Short sale dividend and interest expenses[2]	0.29%	0.31%	0.33%
Remainder other expenses	0.25%	0.22%	0.21%
Total other expenses	0.54%	0.53%	0.54%
Total Annual Fund Operating Expenses[3]	1.74%	2.43%	1.44%

[1]
The Fund pays a management fee consisting of a basic annual fee of 0.90% of the Fund’s average daily net assets and a performance adjustment based on a rolling 36-month period, resulting in a minimum fee of 0.80% and a maximum fee of 1.00%. The basic annual fee may adjust up or down according to the Fund’s performance relative to its benchmark, the KBW Bank Index. For more information, see the section entitled “The Investment Adviser.”

[2]
Short sale dividend and interest expenses result from the use of prime brokerage to execute short sales and are treated as a Fund expense although no cash is received or paid by the Fund. These expenses will vary from the amount shown based on the Funds’ use of short sales.

[3]
The Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets after Fees waived provided in the Financial Highlights section of the Fund’s audited financial statements for the period ended December 31, 2018, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example
These Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The first Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, followed by an Example that assumes you do not redeem your shares at the end of the periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$668	$1,021	$1,397	$2,449
Class C	$346	$758	$1,296	$2,766
Class I	$147	$456	$787	$1,724

12 THE FUNDS

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class C	$246	$758	$1,296	$2,766

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of U.S. companies of any market capitalization that are in the financial services sector. The Fund includes the market value of derivatives that provide exposure to the financial services sector in determining compliance with the Fund’s 80% investment policy. The Fund will take long and short positions in companies in the financial services sector of any size. The portion invested in small, medium or large companies is expected to vary over time. The Fund is not designed to be market neutral. The Fund is non-diversified and may invest a larger portion of its assets in the securities of a single company than diversified mutual funds.
For purposes of selecting investments, the Fund defines the financial services sector broadly. It includes (but is not limited to) the following:

•	Banks

•	Insurance companies

•	Consumer and commercial finance companies

•	Securities brokerage firms and electronic trading networks

•	Investment management and advisory firms

•	Financial conglomerates

•	Financial technology companies

•	Real Estate Investment Trusts
The portfolio manager constructs the Fund’s portfolio using both a top-down and bottom-up analysis. Examples of top-down analysis include the study of interest rates, credit trends and other macroeconomic factors that broadly affect the financial services sector. Examples of bottom-up analysis include industry screens, sell-side company research reports, company models and other fundamental research that are used to construct the Fund’s portfolio on a stock-by-stock basis. The sub-adviser attempts to identify how various financial services sub-sectors and the individual companies therein will move in reaction to market events. Each potential investment is evaluated by weighing its potential for gain against its associated risks. Because of the way the sub-adviser constructs the Fund’s portfolio, there may be times when the Fund’s investments are focused in one or more financial services sub-sectors and/or a limited number of regions of the U.S.
The Fund takes “short” positions (i.e., sell “short”) in securities of companies believed to be overvalued, with a maximum short exposure limit of 25% of net assets. When taking a “short” equity position, the Fund borrows the security from a third party and sells it at the then current market price. A “short” equity position will benefit from a decrease in price of the security and will lose value if the price of the security increases. Selling short may serve to hedge the Fund’s long portfolio in periods of market decline and to use negative information about companies gained from the sub-adviser’s research to the Fund’s advantage. A strategy involving selling a particular security short is separate and distinct from a strategy of buying and then selling the underlying security itself.
The Fund may sell securities or close a short position for a variety of reasons, such as to secure gains, limit losses or redeploy assets into other opportunities.

THE FUNDS 13

The Fund also uses futures and/or options on securities, indices and other derivatives (a type of instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments) to hedge against market changes or as a substitute for securities transactions. It may also use derivatives in attempts to profit from anticipated market and security movements or as an alternative to selling a security short. The Fund expects that its primary investments in derivatives will be in written covered call options and long put options. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. Long put option purchases allow the option holder to sell or “put” the underlying security at the contract strike price at a future date. If the price of the underlying security declines in value, the value of the long put option increases. Options are wasting assets and expire, and as a result can expose the Fund to significant loss.
The Fund’s use of derivatives will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivatives instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset and may cause the Fund’s net asset value per share to be volatile.

PRINCIPAL RISKS
As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund’s share price fluctuates, which means you could lose money by investing in the Fund. The Fund is not a complete investment program and should be considered only as part of an investment portfolio. The principal risks of investing in the Fund are summarized below:

•
Market Risk — This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation. The risk would be greater if any of the categories of securities that the Fund emphasizes — mid and small-capitalization stocks or particular sectors or sub-sectors — fell out of favor with the market. Companies in the Fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.

•
Equity Securities Risk — The risk that the market price of common stocks and other equity securities, including preferred stocks, warrants and rights, may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•
Financial Services Sector Risk — A fund that focuses its investments in specific industries or sectors is more susceptible to developments affecting those industries and sectors than a more broadly diversified fund would be. Because the Fund invests significantly in the financial services sector, the Fund may perform poorly during a downturn in the financial services industry. The financial services sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, regulatory changes and price competition. Changing interest rates could reduce the profitability of certain types of companies in the financial services sector. For example, rising interest rates increase the cost of financing to, and may reduce the profitability of, certain financial services companies. The financial services sector may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the federal funds rate increases recently initiated by the Federal Reserve.

•
Short Sale Risk — Selling short may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. In addition, selling short magnifies the potential for loss to the Fund and its shareholders. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss, which can be unlimited.

•
Management Risk — The Fund is subject to management risk because it is an actively managed investment portfolio. The sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The Fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful. This risk is common for all actively managed funds.

•
Derivatives Risk – The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities as well as increased transaction costs. The use of derivatives can lead

14 THE FUNDS

to losses because of adverse movements in the price or value of the underlying asset, reference rate or index. Derivative strategies often involve leverage, which may increase a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions.

•
Leverage Risk – To the extent the Fund’s use of derivatives creates leverage, the value of the Fund’s shares may be more volatile because leverage will amplify the effect of increases or decreases in the value of the Fund’s derivative investments.

•
Call and Put Options Risk — A call option obligates the writer (or seller) of the option to sell a specified asset to the holder of the option at a specified price when the holder exercises the option prior to expiration. A put option obligates the writer (or seller) of the option to buy a specified asset from the holder of the option at a specified price when the holder exercises the option prior to expiration. A writer covers an option it has sold by maintaining segregated liquid assets or offsetting transactions, including other options, to cover its obligation under the option it has written. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the reference asset. Writing covered put options may subject the Fund to a decrease in the market price of the reference asset. Purchasing an option subjects the buyer to the risk that the benefit received from exercising the option, if any, will not exceed the premium paid to purchase the option. Options are wasting assets and expire, and as a result can expose the Fund to significant losses. Premiums from the sale of call options will result in short-term capital gains. The Fund will have no control over the exercise of the call options it writes and therefore may be forced to realize capital gains or losses at inopportune times.

•
Micro Capitalization Companies Risk — Micro-cap stocks have a market capitalization of less than $300 million. Micro-cap companies may be less financially secure than large, mid or small capitalization companies. Micro-cap companies may be in the early stage of development or newly formed with limited markets or product lines. There may also be less public information about micro-cap companies. In addition, micro-cap companies that rely on smaller management teams may be vulnerable to key personnel losses. Micro-cap stock prices also may be more volatile than large, mid or small-cap stocks, may have lower trading volume and lower degree of liquidity which makes these securities difficult to value and to sell. The securities of micro-cap companies may not be traded daily. As a result, some of the Fund’s holdings may be considered or become illiquid

•
Small- and Mid-Capitalization Companies Risk — Historically, stocks of small and mid-capitalization companies and recently organized companies have been more volatile in price than those of the larger market capitalization companies. Among the reasons for the greater price volatility is the lower degree of liquidity in the markets for such stocks, which may make these securities difficult to value and to sell. As a result, some of the Fund’s small-cap holdings may be considered or become illiquid. Such companies also may have limited product lines and financial resources and may depend upon a limited or less experienced management group.

•
Large-Cap Company Risk — Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Non-Diversification Risk — Matters affecting the stock price of a single company in which the Fund invests may have a greater impact on the Fund’s share price than in a diversified Fund. Such non-diversification will increase the volatility of the value of the Fund’s portfolio investments.

•
Portfolio Turnover Risk — The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period. The Fund anticipates that it will experience a high portfolio turnover rate. High turnover can increase the Fund’s transaction costs, thereby lowering its returns. It also may increase your tax liability

PAST PERFORMANCE
The bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance.
The bar chart shows the annual total returns of the Fund’s Class A shares for each of the last ten calendar years. The returns in the bar chart do not include the effect of Class A shares’ front-end sales charges. These figures would be lower if they reflected such sales charges. The table presents the Fund’s average annual total returns for 1-, 5- and 10-year periods compared to the KBW Bank Index, which represents a broad measure of market performance, and

THE FUNDS 15

the Morningstar Long/Short Category average, which represents the performance of the Fund’s peer group. The funds included in the Morningstar Long/Short Category are determined by Morningstar, Inc. The Fund’s performance figures assume that all distributions were reinvested in the Fund and do not reflect the deduction of the Fund’s maximum sales charges or its annual operating expenses. Updated performance information may be obtained on the Fund’s website at www.rmbfunds.com or by calling 1-800-462-2392.
RMB Mendon Financial Long/Short Fund – Return for Class A Shares
Best Quarter: 20.67% in the 2nd Quarter of 2009
Worst Quarter: (20.09)% in the 3rd Quarter of 2011

Average Annual Total Returns
(For the following periods ended 12/31/2018)	1 year	5 years	10 years
CLASS A SHARES
Total Return Before Taxes	-24.09%	0.70%	6.19%
Total Return After Taxes on Distributions	-24.09%	0.30%	5.61%
Total Return After Taxes on Distributions and Sale of Fund Shares[1]	-14.26%	0.49%	4.83%
CLASS C SHARES
Total Return Before Taxes	-21.48%	1.01%	5.97%
CLASS I SHARES
Total Return Before Taxes[2]	-19.87%	1.96%	6.85%
The KBW Bank Index Total Return (reflects no deduction of fees, expenses or taxes)	-17.71%	6.63%	8.92%
Morningstar Long/Short Category (reflects no deduction of fees, expenses or taxes)	-6.54%	2.07%	6.49%
S&P 500® Index Total Return (reflects no deduction of fees, expenses or taxes)	-4.38%	8.49%	13.12%

[1]
The “Total Return After Taxes on Distributions and Sale of Fund Shares” can be higher than other return figures when a capital loss occurs upon the redemption of Fund shares. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

[2]
Class I shares commenced investment operations on August 19, 2015. Performance shown prior to August 19, 2015 for the Class I shares reflects the performance of Class A shares. Class I shares are not subject to the front-end sales charge or distribution and shareholder service (12b-1) fees applicable to Class A shares, which reduce the performance shown for the Class I shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or IRAs. The after-tax returns are shown only for Class A shares; after-tax returns for Class C and Class I shares will vary. The “Total Return After Taxes on Distributions and Sale of Fund Shares” can be higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

16 THE FUNDS

If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

ADVISER
The Fund is advised by RMB Capital Management, LLC (the “Adviser” or “RMB”).

Sub-Adviser
Mendon Capital Advisors Corp. (“Mendon”) is the Fund’s sub-adviser.

Portfolio Manager
Anton Schutz has had primary day-to-day responsibility for the Fund’s portfolio since its inception in 2004. Mr. Schutz is the President of Mendon.

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares on any day that the Fund is open for business by sending a written request by mail (RMB Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 9781, Providence, Rhode Island 02940-9781), by telephone (BNY Mellon Asset Servicing, 1-800-462-2392), or through certain financial intermediaries.
The table below sets forth the minimum initial and subsequent purchase amounts required for each share class and certain types of shareholder accounts.

	Minimum Initial Investment		Minimum Subsequent Investment
	Class A and C	Class I	Class A and C	Class I
Regular Account	$2,500	$100,000	$500	$25,000
Automatic Investment Program, IRA and minor custodial account	$100	$100,000	$50	$25,000
For additional information about purchase and sale of fund shares, please turn to “How to Buy Shares” in this prospectus.

TAX INFORMATION
The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

THE FUNDS 17

RMB International Small Cap Fund
INVESTMENT OBJECTIVE: The RMB International Small Cap Fund (the “Fund”) seeks long-term capital appreciation.
There can be no assurance that the Fund will be successful in achieving its investment objective.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Fee Table

	Investor Class	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum front-end sales charge (load) on purchases	None	None
Maximum deferred sales charge (load)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.85%	0.85%
Distribution and Shareholder Service (12b-1) fees	0.25%	None
Other expenses	1.52%	1.52%
Acquired fund fees and expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	2.63%	2.38%
Less Fee Waiver and/or Expense Reimbursement[1]	-1.12%	-1.12%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement[2]	1.51%	1.26%

[1]
RMB Capital Management, LLC (the “Adviser” or “RMB”) has contractually agreed to reduce its compensation due from and/or assume expenses of the Fund to the extent necessary to ensure that the Fund’s operating expenses (excluding interest, taxes, brokerage commissions and other transaction costs, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends and extraordinary expenses not incurred in the ordinary course of business) do not exceed 1.50% and 1.25% of the average daily net assets of the Fund’s Investor Class and Class I shares, respectively (the “Expense Cap”). The Expense Cap is in effect until May 1, 2020 and cannot be terminated prior thereto without the approval of the Fund’s Board of Trustees. To the extent the Adviser waives its compensation and/or absorbs expenses to satisfy the Expense Cap, it may seek repayment by the Fund of a portion or all of such amounts at any time within three years after the date on which such amounts were waived or absorbed, subject to the expense caps in effect as of the date (i) such amounts were waived or absorbed and (ii) of the repayment.

[2]
The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not correlate to the Ratio of Expenses to Average Net Assets after Fees waived provided in the Financial Highlights section of the Fund’s audited financial statements for the period ended December 31, 2018, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the Expense Cap in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$154	$711	$1,295	$2,881
Class I	$128	$635	$1,169	$2,631

18 THE FUNDS

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing, under normal conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization companies. The Adviser defines a small capitalization company as any company with a market capitalization less than or equal to the largest market capitalization of any company in the MSCI EAFE Small Cap Index, at the time of purchase, which, as of March 29, 2019, was approximately $9.98 billion. Under normal conditions, the Fund will invest in at least three different countries and will invest at least 40% of its total assets in securities of non-U.S. issuers organized or having their principal place of business outside the U.S. or doing a substantial amount (more than 50%) of business outside the U.S. Investments in exchange-traded funds (“ETFs”) based on non-U.S. market indices are considered investments outside the U.S. for purposes of the 40% requirement noted above. At times the Fund may increase the relative emphasis of its investments in a particular region, country, sector, industry or other segment of the market.
The Fund’s non-U.S. investments will be primarily in developed markets, but the Fund may invest in emerging markets. As of the date of this Prospectus, the Adviser believes that developed markets outside the United States include, but may not be limited to, the following: Austria, Australia, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund considers emerging markets to be markets located in countries classified as emerging or frontier markets by MSCI, and are generally located in the Asia Pacific region, Eastern Europe, the Middle East, Central and South America and Africa. There are no geographic limits on the Fund’s non-U.S. investments.
The Fund primarily invests in equity securities, including common stocks, preferred stocks, warrants and other rights and securities convertible into or exchangeable for common stocks. The Fund may also invest in pooled investment vehicles (primarily ETFs); real estate investment trusts (“REITs”); and initial public offerings (“IPOs”). The investments may be hedged or unhedged to foreign currencies depending on the market opportunities. Although most of the Fund’s investments must be liquid at the time of investment, the Fund may invest, to some extent, in securities that are restricted or illiquid. The Fund may also invest in depositary receipts, including American, European and Global Depository Receipts.
The Adviser uses a fundamental, bottom up approach to identify what it believes are quality companies, as evidenced by the durability of the company’s business model (strong competitive advantages and high barriers to entry), the company’s financial strength (greater returns on capital, free cash flow generation, healthy balance sheets), the presence of long-term growth, and value-accretive management teams.
From time to time the Fund may invest in companies that are experiencing unusual and possibly unique developments. Potential investments in the stock of these companies are usually the result of companies uncovered in the research process that are otherwise outside of the standard investment criteria employed by the Fund but may have opportunities for significant returns. These companies are deemed “special situations.” Special situations include companies going through reorganizations, recapitalizations, mergers, spin-offs or facing resolutions of litigation, management team changes or important technological improvements or discoveries.
The Fund will buy such quality companies when the Adviser believes their fundamentals are mispriced relative to their long-term potential and when their stock prices reflect reasonable valuations. The Fund will sell companies when fundamentals deteriorate, thus impairing the long-term quality of the business; when the market price exceeds the Adviser’s estimate of intrinsic value; when the Adviser’s investment thesis supporting its decision to purchase and hold the company is no longer valid; and/or when the Adviser believes a more attractive risk/reward opportunity exists.

THE FUNDS 19

PRINCIPAL RISKS
As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund’s share price fluctuates, which means you could lose money by investing in the Fund. The Fund is not a complete investment program and should be considered only as part of an investment portfolio. The principal risks of investing in the Fund are summarized below:

•
Market Risk — This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation. The risk would be greater if any of the categories of securities that the Fund emphasizes fell out of favor with the market. Companies in the Fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.

•
Foreign Investing Risk — Foreign securities may underperform U.S. securities and may be more volatile than U.S. securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; imposition of foreign withholding and other taxes; country risks, including less liquidity, high inflation rates and unfavorable economic practices; and political instability and expropriation and nationalization risks.

•
Emerging Markets Risk — Investment risks typically are greater in emerging and less developed markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

•
Currency Risk — Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through U.S. dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the U.S. dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.

•
Equity Securities Risk — The risk that the market price of common stocks and other equity securities, including preferred stocks, warrants and rights, may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•
Pooled Investment Vehicle Risk —The Fund will indirectly bear its proportionate share of any fees and expenses payable directly by any other pooled investment vehicle in which the Fund invests (primarily ETFs). Therefore, the Fund will incur higher expenses, some of which could be considered duplicative. In addition, the Fund may be affected by losses of the underlying investment vehicle and the level of risk arising from the investment practices of the underlying investment vehicle (such as the use of leverage). The Fund has no control over the risks taken by the underlying investment vehicle in which it invests.

•
REIT Risk — The Fund’s investments in real estate related securities (primarily REITs) are subject to the risk that the value of the real estate underlying the securities will go down, which can be caused by deteriorating economic conditions and rising interest rates, and may also be subject to the risk that borrowers or tenants may default on their payment obligations. Investments in REITs involve additional risks. REITs may have limited financial resources

20 THE FUNDS

and real estate diversification and are dependent on specialized management skills. In addition, the failure of a REIT to qualify as a REIT for federal income tax purposes would adversely affect the REIT’s value.

•
Depositary Receipts Risk — The Fund’s investments in depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs are receipts issued by U.S. banks evidencing ownership in securities of foreign issuers, and GDRs and EDRs are receipts issued by banks in more than one country evidencing ownership in securities of foreign issuers. Although depositary receipts have risks similar to the foreign securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

•
IPO Risk —The prices of securities purchased in IPOs tend to fluctuate more widely than securities of companies that have been publicly traded for a longer period of time. Securities purchased in IPOs generally do not have a trading history, and information about the issuers of such securities may be available for very limited periods. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. There can be no assurance that investments in IPOs will be available to the Fund or improve the Fund’s performance.

•
Management Risk — The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The Fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful. This risk is common for all actively managed funds.

•
Small Capitalization Company Risk — The Fund may invest in the securities of companies with small capitalizations, which can involve greater risk and the possibility of greater portfolio volatility than investments in securities of mid and large capitalization companies. Historically, securities of small capitalization companies and recently organized companies have been more volatile in price than those of the larger market capitalization companies. Among the reasons for the greater price volatility is the lower degree of liquidity in the markets for such securities. Small capitalization companies may have limited product lines and financial resources and may depend upon a limited or less experienced management group. The securities of some small capitalization companies trade in the over-the-counter markets or on regional exchanges and may not be traded daily or in the volume typical of trading on a national securities exchange, which may make these securities more difficult to value and to sell.

•
Micro Capitalization Companies Risk — Securities of micro-cap companies have a market capitalization of less than $300 million. Micro-cap companies may be less financially secure than large, mid or small-capitalization companies. Micro-cap companies may be in the early stage of development or newly formed with limited markets or product lines. There may also be less public information about micro-cap companies. In addition, micro-cap companies that rely on smaller management teams may be vulnerable to key personnel losses. Micro-cap securities prices that are more volatile than the prices of large, mid or small-cap stocks, and may have lower trading volumes and a lower degree of liquidity which makes these securities difficult to value and to sell. The securities of micro-cap companies may not be traded daily. As a result, some of the Fund’s holdings may be considered or become illiquid.

•
Liquidity Risk — Liquidity risk exists when particular investments are difficult to sell, and such investments (particularly investments deemed to be illiquid) may be harder to value. If the Fund sells these investments to meet shareholder redemption requests or for other purposes, the Fund may suffer a loss.

•
Restricted Securities Risk — Restricted securities are privately-placed securities whose resale is restricted under the U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S (“Regulation S Securities”) under the 1933 Act. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Fund, but whose resale in the U.S. is permitted only in limited circumstances. Investing in Rule 144A Securities and Regulation S Securities may increase the illiquidity of the Fund’s investments in the event that an adequate trading market does not exist for these securities.

•
Growth Investing Risk — Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the Adviser anticipated.

•	Value Investing Risk — Value stocks may not increase in price, may not issue the anticipated stock dividends or may decline in price, based upon the market’s belief of the issuer’s intrinsic worth.

THE FUNDS 21

•
Region, Country, Sector or Industry Focus Risk — The prices of securities of issuers in a particular region, country, sector, industry or other segment of the market may be more volatile due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that market segment more than securities of issuers in other market segments, and such volatility will cause fluctuations in the Fund’s share price to the extent that the Fund emphasizes its investments in that region, county, sector, industry or other market segment.

•
Special Situations Risk — The Fund will seek to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.

•	Newer Fund Risk — The Fund has a short operating history and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

PAST PERFORMANCE
The bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance for its first full year of operation and by showing how the Fund’s average annual total returns for its first full year and since inception compare with those of a broad measure of market performance. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance.
The bar chart shows the annual total returns of the Fund’s Class I shares for its first full year of operation. The table presents the Fund’s average annual total returns for the 1-year and since inception periods. The Fund’s performance figures assume that all distributions were reinvested in the Fund and do not reflect its annual operating expenses. Updated performance information may be obtained on the Fund’s website at www.rmbfunds.com or by calling 1-800-462-2392.
RMB International Small Cap Fund – Return for Class I Shares
Best Quarter: 2.40% in the 1st Quarter of 2018
Worst Quarter: (20.09)% in the 4th Quarter of 2018

Average Annual Total Returns
(For the following periods ended 12/31/2018)	1 year	Since Inception[1]
CLASS I SHARES
Total Return Before Taxes	-22.81%	-22.51%
Total Return After Taxes on Distributions	-22.81%	-22.52%
Total Return After Taxes on Distributions and Sale of Fund Shares[2]	-13.43%	-17.11%
MSCI EAFE Small Cap Index (reflects no deduction of fees, expenses or taxes)	-17.89%	-17.12%

22 THE FUNDS

[1]	Class I shares commenced investment operations on December 27, 2017

2
The “Total Return After Taxes on Distributions and Sale of Fund Shares” can be higher than other return figures when a capital loss occurs upon the redemption of Fund shares. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or IRAs. The “Total Return After Taxes on Distributions and Sale of Fund Shares” can be higher than other return figures when a capital loss occurs upon the redemption of Fund shares. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return. No returns are provided for Investor Class shares, which have not been offered for sale.

THE FUNDS 23

ADVISER
The Fund is advised by RMB Capital Management, LLC (the “Adviser” or “RMB”).

Portfolio Managers
Egor Rybakov, CFA, has had primary day-to-day responsibility for the Fund’s portfolio since its inception in December 2017. Robert Gwin has been jointly primarily responsible for the Fund’s portfolio since May 2018. Mr. Rybakov is a Senior Vice President and Portfolio Manager of the Adviser. Mr. Gwin is a Vice President and Portfolio Manager of the Advisor.

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares on any day that the Fund is open for business by sending a written request by mail (RMB Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 9781, Providence, Rhode Island 02940-9781), by telephone (BNY Mellon Asset Servicing, 1-800-462-2392), or through certain financial intermediaries.
The table below sets forth the minimum initial and subsequent purchase amounts required for each share class and certain types of shareholder accounts.

	Minimum Initial Investment		Minimum Subsequent Investment
	Investor Class (not available for purchase)	Class I	Investor Class (not available for purchase)	Class I
Regular Account	$2,500	$100,000	$500	$25,000
Automatic Investment Program, IRA and minor custodial account	$2,500	$2,500	$500	$500
For additional information about purchase and sale of Fund shares, please turn to “How to Buy Shares” in this Prospectus.

TAX INFORMATION
The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

24 THE FUNDS

RMB International Fund
INVESTMENT OBJECTIVE: The RMB International Fund (the “Fund”) seeks long-term capital appreciation.
There can be no assurance that the Fund will be successful in achieving its investment objective.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Fee Table

	Investor Class	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum front-end sales charge (load) on purchases	None	None
Maximum deferred sales charge (load)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%	0.75%
Distribution and Shareholder Service (12b-1) fees	0.25%	None
Other expenses	0.41%	0.41%
Acquired fund fees and expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.42%	1.17%
Less Fee Waiver and/or Expense Reimbursement[1]	-0.01%	-0.01%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement[2]	1.41%	1.16%

[1]
RMB Capital Management, LLC (the “Adviser” or “RMB”) has contractually agreed to reduce its compensation due from and/or assume expenses of the Fund to the extent necessary to ensure that the Fund’s operating expenses (excluding interest, taxes, brokerage commissions and other transaction costs, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends and extraordinary expenses not incurred in the ordinary course of business) do not exceed 1.40% and 1.15% of the average daily net assets of the Fund’s Investor Class and Class I shares, respectively (the “Expense Cap”). The Expense Cap is in effect until May 1, 2020 and cannot be terminated prior thereto without the approval of the Fund’s Board of Trustees. To the extent the Adviser waives its compensation and/or absorbs expenses to satisfy the Expense Cap, it may seek repayment by the Fund of a portion or all of such amounts at any time within three years after the date on which such amounts were waived or absorbed, subject to the expense caps in effect as of the date (i) such amounts were waived or absorbed and (ii) of the repayment.

[2]
The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not correlate to the Ratio of Expenses to Average Net Assets after Fees waived provided in the Financial Highlights section of the Fund’s audited financial statements for the period ended December 31, 2018, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the Expense Cap in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$144	$448	$775	$1,701
Class I	$118	$371	$643	$1,419

THE FUNDS 25

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing, under normal conditions, in at least three different countries and at least 40% of its total assets in securities of non-U.S. issuers organized or having their principal place of business outside the U.S. or doing a substantial amount (more than 50%) of business outside the U.S. Investments in exchange-traded funds (“ETFs”) based on non-U.S. market indices are considered investments outside the U.S. for purposes of the 40% requirement noted above.
The Fund’s non-U.S. investments will be primarily in developed markets, but the Fund may invest in emerging markets. As of the date of this Prospectus, the Adviser believes that developed markets outside the United States include, but may not be limited to, the following: Austria, Australia, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund considers emerging markets to be markets located in countries classified as emerging or frontier markets by MSCI, and are generally located in the AsiaPacific region, Eastern Europe, the Middle East, Central and South America and Africa. There are no geographic limits on the Fund’s non-U.S. investments.
The Fund may invest in companies of any size. The portion of the Fund’s assets invested in small, medium or large companies is expected to vary over time. The Fund will target a balanced approach with allocations across the market capitalization spectrum. At times the Fund may increase the relative emphasis of its investments in a particular region, country, sector, industry or other segment of the market.
The Fund primarily invests in equity securities, including common stocks, preferred stocks, warrants and other rights, and securities convertible into or exchangeable for common stocks. The Fund may also invest in pooled investment vehicles (primarily ETFs); real estate investment trusts (“REITs”); and initial public offerings (“IPOs”). The Fund’s investments may be hedged or unhedged to foreign currencies depending on the market opportunities. Although most of the Fund’s investments must be liquid at the time of investment, the Fund may invest, to some extent, in securities that are restricted or illiquid. The Fund may also invest in depositary receipts, including American, European and Global Depository Receipts.
The Adviser uses a fundamental, bottom up approach to identify what it believes are quality companies, as evidenced by the durability of the company’s business model (strong competitive advantages and high barriers to entry), the company’s financial strength (greater returns on capital, free cash flow generation, healthy balance sheets), the presence of long-term growth, and value-accretive management teams.
From time to time the Fund may invest in companies that are experiencing unusual and possibly unique developments. Potential investments in the stock of these companies are usually the result of companies uncovered in the research process that are otherwise outside of the standard investment criteria employed by the Fund, but may have opportunities for significant returns. These companies are deemed “special situations”. Special situations include companies going through reorganizations, recapitalizations, mergers, spin-offs, or facing resolutions of litigation, management team changes, or important technological improvements or discoveries.
The Fund will buy such quality companies when the Adviser believes their fundamentals are mispriced relative to their long-term potential and when their stock prices reflect reasonable valuations. The Fund will sell companies when fundamentals deteriorate, thus impairing the long-term quality of the business; when the market price exceeds the Adviser’s estimate of intrinsic value; when the Adviser’s investment thesis supporting its decision to purchase and hold the company is no longer valid; and/or when the Adviser believes a more attractive risk/reward opportunity exists.

26 THE FUNDS

PRINCIPAL RISKS
As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund’s share price fluctuates, which means you could lose money by investing in the Fund. The Fund is not a complete investment program and should be considered only as part of an investment portfolio. The principal risks of investing in the Fund are summarized below:

•
Market Risk — This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation. The risk would be greater if any of the categories of securities that the Fund emphasizes fell out of favor with the market. Companies in the Fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.

•
Foreign Investing Risk — Foreign securities may underperform U.S. securities and may be more volatile than U.S. securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; imposition of foreign withholding and other taxes; country risks, including less liquidity, high inflation rates and unfavorable economic practices; and political instability and expropriation and nationalization risks.

•
Emerging Markets Risk — Investment risks typically are greater in emerging and less developed markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

•
Currency Risk — Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through U.S. dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the U.S. dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.

•
Equity Securities Risk — The risk that the market price of common stocks and other equity securities, including preferred stocks, warrants and rights, may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•
Pooled Investment Vehicle Risk — The Fund will indirectly bear its proportionate share of any fees and expenses payable directly by any other pooled investment vehicle in which the Fund invests (primarily ETFs). Therefore, the Fund will incur higher expenses, some of which could be considered duplicative. In addition, the Fund may be affected by losses of the underlying investment vehicle and the level of risk arising from the investment practices of the underlying investment vehicle (such as the use of leverage). The Fund has no control over the risks taken by the underlying investment vehicle in which it invests.

•
REIT Risk — The Fund’s investments in real estate related securities (primarily REITs) are subject to the risk that the value of the real estate underlying the securities will go down, which can be caused by deteriorating economic conditions and rising interest rates, and may also be subject to the risk that borrowers or tenants may default on their payment obligations. Investments in REITs involve additional risks. REITs may have limited financial resources

THE FUNDS 27

and real estate diversification and are dependent on specialized management skills. In addition, the failure of a REIT to qualify as a REIT for federal income tax purposes would adversely affect the REIT’s value.

•
Depositary Receipts Risk — The Fund’s investments in depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs are receipts issued by U.S. banks evidencing ownership in securities of foreign issuers, and GDRs and EDRs are receipts issued by banks in more than one country evidencing ownership in securities of foreign issuers. Although depositary receipts have risks similar to the foreign securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

•
IPO Risk —The prices of securities purchased in IPOs tend to fluctuate more widely than securities of companies that have been publicly traded for a longer period of time. Securities purchased in IPOs generally do not have a trading history, and information about the issuers of such securities may be available for very limited periods. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. There can be no assurance that investments in IPOs will be available to the Fund or improve the Fund’s performance.

•
Management Risk — The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The Fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful. This risk is common for all actively managed funds.

•
Large-Capitalization Companies Risk — Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Small- and Mid-Capitalization Companies Risk — The Fund may invest in the securities of companies with small and mid-capitalizations, which can involve greater risk and the possibility of greater portfolio volatility than investments in securities of large capitalization companies. Historically, securities of small and mid-capitalization companies and recently organized companies have been more volatile in price than those of the larger market capitalization companies. Among the reasons for the greater price volatility is the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may have limited product lines and financial resources and may depend upon a limited or less experienced management group. The securities of some small capitalization companies trade in the over-the-counter markets or on regional exchanges and may not be traded daily or in the volume typical of trading on a national securities exchange, which may make these securities more difficult to value and to sell.

•
Micro Capitalization Companies Risk — Micro-cap stocks have a market capitalization of less than $300 million. Micro-cap companies may be less financially secure than large, mid or small capitalization companies. Micro-cap companies may be in the early stage of development or newly formed with limited markets or product lines. There may also be less public information about micro-cap companies. In addition, micro-cap companies that rely on smaller management teams may be vulnerable to key personnel losses. Micro-cap stock prices also may be more volatile than large, mid or small-cap stocks, may have lower trading volume and lower degree of liquidity which makes these securities difficult to value and to sell. The securities of micro-cap companies may not be traded daily. As a result, some of the Fund’s holdings may be considered or become illiquid.

•
Liquidity Risk — Liquidity risk exists when particular investments are difficult to sell, and such investments (particularly investments deemed to be illiquid) may be harder to value. If the Fund sells these investments to meet shareholder redemption requests or for other purposes, the Fund may suffer a loss.

•
Restricted Securities Risk — Restricted securities are privately-placed securities whose resale is restricted under the U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S (“Regulation S Securities”) under the 1933 Act. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Fund, but whose resale in the U.S. is permitted only in limited circumstances. Investing in Rule 144A Securities and Regulation S Securities

28 THE FUNDS

may increase the illiquidity of the Fund’s investments in the event that an adequate trading market does not exist for these securities.

•
Growth Investing Risk — Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the Adviser anticipated.

•	Value Investing Risk — Value stocks may not increase in price, may not issue the anticipated stock dividends or may decline in price, based upon the market’s belief of the issuer’s intrinsic worth.

•
Region, Country, Sector or Industry Focus Risk — The prices of securities of issuers in a particular region, country, sector, industry or other segment of the market may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that market segment more than securities of issuers in other market segments, and such volatility will cause fluctuations in the Fund’s share price to the extent that the Fund emphasizes its investments in that region, county, sector, industry or other market segment.

•
Special Situations Risk— The Fund will seek to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.

•	Newer Fund Risk — The Fund has a short operating history and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

PAST PERFORMANCE
The bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance for its first full year of operation and by showing how the Fund’s average annual total returns for its first full year and since inception compare with those of a broad measure of market performance. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance.
The bar chart shows the annual total returns of the Fund’s Class I shares for its first full year of operation. The table presents the Fund’s average annual total returns for the 1-year and since inception periods. The Fund’s performance figures assume that all distributions were reinvested in the Fund and do not reflect its annual operating expenses. Updated performance information may be obtained on the Fund’s website at www.rmbfunds.com or by calling 1-800-462-2392.
RMB International Fund – Return for Class I Shares
Best Quarter: (0.10)% in the 1st Quarter of 2018
Worst Quarter: (18.89)% in the 4th Quarter of 2018

THE FUNDS 29

Average Annual Total Returns
(For the following periods ended 12/31/2018)	1 year	Since Inception[1]
CLASS I SHARES
Total Return Before Taxes	-21.81%	-21.52%
Total Return After Taxes on Distributions	-21.80%	-21.51%
Total Return After Taxes on Distributions and Sale of Fund Shares[2]	-12.83%	-16.34%
MSCI EAFE Index (reflects no deduction of fees, expenses or taxes)	-13.79%	-13.23%

[1]	Class I shares commenced investment operations on December 27, 2017.

[2]
The “Total Return After Taxes on Distributions and Sale of Fund Shares” can be higher than other return figures when a capital loss occurs upon the redemption of Fund shares. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or IRAs. The “Total Return After Taxes on Distributions and Sale of Fund Shares” can be higher than other return figures when a capital loss occurs upon the redemption of Fund shares. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return. No returns are provided for Investor Class shares, which have not been offered for sale.

ADVISER
The Fund is advised by RMB Capital Management, LLC (the “Adviser” or “RMB”).

Portfolio Managers
Egor Rybakov, CFA, has had primary day-to-day responsibility for the Fund’s portfolio since its inception in December 2017. Robert Gwin has been jointly and primarily responsible for the Fund’s portfolio since May 2018. Mr. Rybakov is a Senior Vice President and Portfolio Manager of the Adviser. Mr. Gwin is a Vice President and Portfolio Manager of the Adviser.

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares on any day that the Fund is open for business by sending a written request by mail (RMB Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 9781, Providence, Rhode Island 02940-9781), by telephone (BNY Mellon Asset Servicing, 1-800-462-2392), or through certain financial intermediaries.
The table below sets forth the minimum initial and subsequent purchase amounts required for each share class and certain types of shareholder accounts.

	Minimum Initial Investment		Minimum Subsequent Investment
	Investor Class (not available for purchase)	Class I	Investor Class (not available for purchase)	Class I
Regular Account	$2,500	$100,000	$500	$25,000
Automatic Investment Program, IRA and minor custodial account	$2,500	$2,500	$500	$500
For additional information about purchase and sale of Fund shares, please turn to “How to Buy Shares” in this Prospectus.

30 THE FUNDS

TAX INFORMATION
The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

THE FUNDS 31

RMB Japan Fund
INVESTMENT OBJECTIVE: The RMB Japan Fund (the “Fund”) seeks long-term capital appreciation.
There can be no assurance that the Fund will be successful in achieving its investment objective.

FEES AND EXPENSES OF THE FUND
The table below describes the fees and expenses you may pay if you buy and hold shares of the Fund.
Fee Table

	Investor Class	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum front-end sales charge (load) on purchases	None	None
Maximum deferred sales charge (load)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.90%	0.90%
Distribution and Shareholder Service (12b-1) fees	0.25%	None
Other expenses[1]	0.94%	0.94%
Acquired fund fees and expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	2.10%	1.85%
Less Fee Waiver and/or Expense Reimbursement[2]	-0.54%	-0.54%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.56%	1.31%

[1]	“Other Expenses” are estimated for the current fiscal year.

[2]
RMB Capital Management, LLC (the “Adviser” or “RMB”) has contractually agreed to reduce its compensation due from and/or assume expenses of the Fund to the extent necessary to ensure that the Fund’s operating expenses (excluding interest, taxes, brokerage commissions and other transaction costs, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends and extraordinary expenses not incurred in the ordinary course of business) do not exceed 1.55% and 1.30% of the average daily net assets of the Fund’s Investor Class and Class I shares, respectively (the “Expense Cap”). The Expense Cap is in effect until May 1, 2020 and cannot be terminated prior thereto without the approval of the Fund’s Board of Trustees. To the extent the Adviser waives its compensation and/or absorbs expenses to satisfy the Expense Cap, it may seek repayment by the Fund of a portion or all of such amounts at any time within three years after the date on which such amounts were waived or absorbed, subject to the expense caps in effect as of the date (i) such amounts were waived or absorbed and (ii) of the repayment.

Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, taking into account the Expense Cap in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$159	$606	$1,079	$2,388
Class I	$133	$529	$950	$2,125

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses

32 THE FUNDS

or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 135% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing, under normal conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of Japanese companies.
The Adviser considers a Japanese company to be a company organized under the laws of Japan, for which the principal securities trading market is Japan, or a company that has a majority of its assets or business in Japan.
The Fund primarily invests in equity securities, including common stocks, preferred stocks, warrants and other rights and securities convertible into or exchangeable for common stocks. The Fund’s investments also may include pooled investment vehicles (primarily exchange-traded funds or “ETFs”) that invest in equity securities of Japanese companies; Japanese real estate investment trusts (“REITs”); initial public offerings (“IPOs”); equity-linked securities that provide economic exposure to securities of Japanese companies without direct investment in the underlying securities, including derivative instruments such as swaps, options, futures contracts, forward contracts and foreign currency futures. The Fund’s investments may be hedged or unhedged to foreign currencies depending on the market opportunities. Investments in ETFs that invest principally in equity securities of Japanese companies and investments in derivatives that provide exposure to Japanese companies are considered investments in Japanese companies for purposes of the 80% requirement noted above. The Fund may invest in companies of any size. The portion of the Fund’s assets invested in small, medium or large companies is expected to vary over time. The Fund will target a balanced approach with allocations across the market capitalization spectrum. Although most of the Fund’s investments must be liquid at the time of investment, the Fund may invest, to some extent, in securities that are restricted or illiquid, and these securities will be considered in determining compliance with the Fund’s 80% investment policy noted above. The Fund will limit its investment in all restricted securities, including Rule 144A securities, to 15% of its total assets. Restricted securities, other than Rule 144A securities determined to be liquid, are considered to be illiquid and are subject to the Fund’s separate 15% limitation on investments in illiquid securities. The Fund may also invest in depositary receipts, including American, European and Global Depository Receipts.
The Adviser uses a fundamental, bottom-up research approach. Fundamental analysis includes evaluation of management teams and shareholder structure, and examination of competitive positioning and industry dynamics, including pricing power, stable free cash flow, and barriers to entry.
The Fund will seek to buy companies when the Adviser believes the companies have a sustainable competitive advantage, strong free cash flow and reasonable valuations relative to their long-term potential. The Fund will sell securities when they are no longer trading below their intrinsic value; when the Adviser believes there has been a deterioration in the company’s fundamentals, and/or a change in the company’s business outlook; or when a better use of capital presents itself.

PRINCIPAL RISKS
As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund’s share price fluctuates, which means you could lose money by investing in the Fund. The Fund is not a complete investment program and should be considered only as part of an investment portfolio. The principal risks of investing in the Fund are summarized below:

•
Market Risk — This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation. The risk would be greater if any of the categories of securities that the Fund emphasizes fell out of favor with the market. Companies in the Fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.

•
Foreign Investing Risk — Foreign securities may underperform U.S. securities and may be more volatile than U.S. securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; imposition of foreign

THE FUNDS 33

withholding and other taxes; country risks, including less liquidity, high inflation rates and unfavorable economic practices; and political instability and expropriation and nationalization risks.

•
Risks of Investing in Asia — The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The Asian region, and particularly China, Japan and South Korea, may be adversely affected by political, military, economic and other factors related to North Korea.

•
Risks Associated with Japan — The Japanese economy continues to emerge from a prolonged economic downturn. Since the year 2000, Japan’s economic growth rate has remained relatively low. The economy is characterized by an aging demographic, declining population, large government debt and highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth and adverse economic conditions in the U.S. or other such trade partners may affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political, or social instability in those countries (whether resulting from local or global events).

•
Currency Risk — Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through U.S. dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the U.S. dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.

•
Equity Securities Risk — The risk that the market price of common stocks and other equity securities, including preferred stocks, warrants and rights, may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•
Pooled Investment Vehicle Risk — The Fund will indirectly bear its proportionate share of any fees and expenses payable directly by any other pooled investment vehicle in which the Fund invests (primarily ETFs). Therefore, the Fund will incur higher expenses, some of which could be considered duplicative. In addition, the Fund may be affected by losses of the underlying investment vehicle and the level of risk arising from the investment practices of the underlying investment vehicle (such as the use of leverage). The Fund has no control over the risks taken by the underlying investment vehicle in which it invests.

•
Derivatives Risk – The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities as well as increased transaction costs. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, reference rate or index. Derivative strategies often involve leverage, which may increase a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or sell such positions.

•
Leverage Risk – To the extent the Fund’s use of derivatives creates leverage, the value of the Fund’s shares may be more volatile because leverage will amplify the effect of increases or decreases in the value of the Fund’s derivative investments.

•
REIT Risk — The Fund’s investments in real estate related securities (primarily REITs) are subject to the risk that the value of the real estate underlying the securities will go down, which can be caused by deteriorating economic conditions and rising interest rates, and may also be subject to the risk that borrowers or tenants may default on their payment obligations. Investments in REITs involve additional risks. REITs may have limited financial resources and real estate diversification and are dependent on specialized management skills. In addition, the failure of a REIT to qualify as a REIT for federal income tax purposes would adversely affect the REIT’s value.

•
Depositary Receipts Risk — The Fund’s investments in depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). ADRs are receipts issued by U.S. banks evidencing ownership in securities of foreign issuers, and GDRs and EDRs are receipts issued by banks in more than one country evidencing ownership in securities of foreign issuers. Although depositary receipts have risks similar to the foreign securities that they represent, they may also involve higher expenses and may trade

34 THE FUNDS

at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

•
IPO Risk — The prices of securities purchased in IPOs tend to fluctuate more widely than securities of companies that have been publicly traded for a longer period of time. Securities purchased in IPOs generally do not have a trading history, and information about the issuers of such securities may be available for very limited periods. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. There can be no assurance that investments in IPOs will be available to the Fund or improve the Fund’s performance.

•
Management Risk — The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result. The Fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful. This risk is common for all actively managed funds.

•
Large-Capitalization Companies Risk — Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•
Small- and Mid-Capitalization Companies Risk — Historically, securities of small and mid-capitalization companies and recently organized companies have been more volatile in price than those of the larger market capitalization companies. Among the reasons for the greater price volatility is the lower degree of liquidity in the markets for such securities, which may make these securities difficult to value and to sell. As a result, some of the Fund’s small cap holdings may be considered or become illiquid. Such companies also may have limited product lines and financial resources and may depend upon a limited or less experienced management group.

•
Micro Capitalization Companies Risk — Securities of micro-cap companies have a market capitalization of less than $300 million. Micro-cap companies may be less financially secure than large, mid or small-capitalization companies. Micro-cap companies may be in the early stage of development or newly formed with limited markets or product lines. There may also be less public information about micro-cap companies. In addition, micro-cap companies that rely on smaller management teams may be vulnerable to key personnel losses. Micro-cap stock prices also may be more volatile than large, mid or small-cap stocks, may have lower trading volume and lower degree of liquidity which makes these securities difficult to value and to sell. The securities of micro-cap companies may not be traded daily. As a result, some of the Fund’s holdings may be considered or become illiquid.

•
Liquidity Risk — Liquidity risk exists when particular investments are difficult to sell, and such investments (particularly investments deemed to be illiquid) may be harder to value. If the Fund sells these investments to meet shareholder redemption requests or for other purposes, the Fund may suffer a loss.

•
Restricted Securities Risk — Restricted securities are privately-placed securities whose resale is restricted under the U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S (“Regulation S Securities”) under the 1933 Act. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Fund, but whose resale in the U.S. is permitted only in limited circumstances. Investing in Rule 144A Securities and Regulation S Securities may increase the illiquidity of the Fund’s investments in the event that an adequate trading market does not exist for these securities.

Value Investing Risk — Value stocks may not increase in price, may not issue the anticipated stock dividends or may decline in price, based upon the market’s belief of the issuer’s intrinsic worth.
Newer Fund Risk — The Fund has a short operating history and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

PAST PERFORMANCE
The bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance for its first full year of operation and by showing how the Fund’s average annual total returns for its first full year and since inception compare with those of a broad measure of market performance. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance.

THE FUNDS 35

The bar chart shows the annual total returns of the Fund’s Class I shares for its first full year of operation. The table presents the Fund’s average annual total returns for the 1-year and since inception periods. The Fund’s performance figures assume that all distributions were reinvested in the Fund and do not reflect its annual operating expenses. Updated performance information may be obtained on the Fund’s website at www.rmbfunds.com or by calling 1-800-462-2392.

RMB Japan Fund – Return for Class I Shares
Best Quarter: 3.91% in the 3rd Quarter of 2018
Worst Quarter: (14.76)% in the 4th Quarter of 2018

Average Annual Total Returns
(For the following periods ended 12/31/2018)	1 year	Since Inception[1]
CLASS I SHARES
Total Return Before Taxes	-13.57%	-13.77%
Total Return After Taxes on Distributions	-13.56%	-13.77%
Total Return After Taxes on Distributions and Sale of Fund Shares[2]	-7.90%	-10.41%
MSCI Japan Index (reflects no deduction of fees, expenses or taxes)	-12.88%	-12.86%

[1]	Class I shares commenced investment operations on December 27, 2017.

[2]
The “Total Return After Taxes on Distributions and Sale of Fund Shares” can be higher than other return figures when a capital loss occurs upon the redemption of Fund shares. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or IRAs. The “Total Return After Taxes on Distributions and Sale of Fund Shares” can be higher than other return figures when a capital loss occurs upon the redemption of Fund shares. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return. No returns are provided for Investor Class shares, which have not been offered for sale.

36 THE FUNDS

ADVISER
The Fund is advised by RMB Capital Management, LLC (the “Adviser” or “RMB”).

Portfolio Managers
Masa Hosomizu, CFA, has had primary day-to-day responsibility for the Fund’s portfolio since its inception in December 2017. Mr. Hosomizu is a Partner and Portfolio Manager of the Adviser.

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares on any day that the Fund is open for business by sending a written request by mail (RMB Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 9781, Providence, Rhode Island 02940-9781), by telephone (BNY Mellon Asset Servicing, 1-800-462-2392), or through certain financial intermediaries.
The table below sets forth the minimum initial and subsequent purchase amounts required for each share class and certain types of shareholder accounts.

	Minimum Initial Investment		Minimum Subsequent Investment
	Investor Class (not available for purchase)	Class I	Investor Class (not available for purchase)	Class I
Regular Account	$2,500	$100,000	$500	$25,000
Automatic Investment Program, IRA and minor custodial account	$2,500	$2,500	$500	$500
For additional information about purchase and sale of Fund shares, please turn to “How to Buy Shares” in this Prospectus.

TAX INFORMATION
The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

FINANCIAL INTERMEDIARY COMPENSATION
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

THE FUNDS 37

Additional Information About the Funds’ Investments
RMB Investors Trust (the “Trust”), located at 115 S. LaSalle Street, 34th Floor, Chicago, Illinois 60603, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is comprised of nine series, each of which is a separate portfolio of investments with its own investment objective. Three of the series are offered through a separate prospectus.
Information relating to the RMB Fund, RMB Mendon Financial Services Fund (“Financial Services Fund”), RMB Mendon Financial Long/Short Fund (the “Long/Short Fund”), RMB International Small Cap Fund (the “International Small Cap Fund”), RMB International Fund (the “International Fund”) and RMB Japan Fund (the “Japan Fund”) (each, a “Fund” and collectively, the “Funds”) in this section is in addition to the information included in the Summary section for each Fund.

INVESTMENT OBJECTIVES
Except for the RMB Fund, the Board of Trustees may change a Fund’s investment objective without shareholder approval. The RMB Fund’s objective is fundamental and may not be changed without shareholder approval.
For each of the Financial Services Fund, Long/Short Fund, International Small Cap Fund and the Japan Fund, the non-fundamental 80% investment policy may be changed by the Fund upon 60 days’ notice to shareholders.
There can be no assurance that a Fund will be successful in achieving its investment objective.

NON-PRINCIPAL INVESTMENTS
RMB International Small Cap Fund, RMB International Fund, RMB Japan Fund
In addition to the strategies noted in the Summary Sections for each Fund, the International Small Cap Fund, International Fund and Japan Fund may also invest in securities that are sold (i) in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter, including private placements issued under Regulation S, or (ii) in transactions between qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”). Such restricted securities are subject to contractual or legal restrictions on subsequent transfer. As a result of the absence of a public trading market, such restricted securities may in turn be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by a Fund or less than their fair value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed or Rule 144A securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.
Temporary Defensive Positions
For temporary and defensive purposes, each Fund may invest up to 100% of its total assets in investment grade short-term fixed-income securities (including short-term U.S. Government securities, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers’ acceptances, commercial paper and floating rate notes) and repurchase agreements. Each Fund may also hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities. A Fund will not be achieving its investment objective to the extent it takes a temporary defensive position.

38 ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS

PRINCIPAL RISKS OF INVESTING IN THE FUNDS
The Funds’ principal risks are set forth below. Before you decide whether to invest in a Fund, carefully consider these risk factors and special considerations associated with investing in the Funds, which may cause you to lose money.

	RMB Fund	Financial Services Fund	Long/Short Fund	International Small Cap Fund	International Fund	Japan Fund
Call and Put Options Risk		✓	✓
Currency Risk				✓	✓	✓
Cybersecurity Risk	✓	✓	✓	✓	✓	✓
Depositary Receipts Risk				✓	✓	✓
Derivatives Risk		✓	✓			✓
Dividend Risk	✓
Emerging Markets Risk				✓	✓
Equity Securities Risk	✓	✓	✓	✓	✓	✓
Financial Services Sector Risk		✓	✓
Foreign Investing Risk				✓	✓	✓
Growth Investing Risk	✓			✓	✓
IPO Risk				✓	✓	✓
Large Capitalization Companies Risk	✓	✓	✓		✓	✓
Liquidity Risk				✓	✓	✓
Management Risk	✓	✓	✓	✓	✓	✓
Market Risk	✓	✓	✓	✓	✓	✓
Micro Capitalization Companies Risk		✓	✓	✓	✓	✓
Newer Fund Risk				✓	✓	✓
Non-Diversification Risk			✓
Pooled Investment Vehicle Risk				✓	✓	✓
Portfolio Turnover Risk			✓
Region, Country, Sector or Industry Focus Risk				✓	✓
REIT Risk				✓	✓	✓
Restricted Securities Risk				✓	✓	✓
Risks Associated with Japan						✓
Risks of Investing in Asia						✓
Short Sale Risk			✓
Small- and Mid-Capitalization Companies Risk	✓	✓	✓	✓	✓	✓
Special Situations Risk	✓	✓		✓	✓
Value Investing Risk				✓	✓	✓
Call and Put Options Risk — A call option obligates the writer (or seller) of the option to sell a specified asset to the holder of the option at a specified price when the holder exercises the option prior to expiration. A put option obligates the writer (or seller) of the option to buy a specified asset from the holder of the option at a specified price when the holder exercises the option prior to expiration. A writer covers an option it has sold by maintaining segregated liquid assets or offsetting transactions, including other options, to cover its obligation under the option it has written. Options are wasting assets and expire, and as a result can expose the Fund to significant losses.

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Covered Call Options. By selling a covered call option, the Fund may forego the opportunity to benefit from an increase in price of the underlying asset above the exercise price, but continues to bear the risk of a decline in the value of the underlying asset. A liquid market may not exist for the option. If the Fund is not able to close out the options transactions, the Fund will not be able to sell the underlying asset until the option expires or is exercised.

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Covered Put Options. By selling a covered put option, the Fund’s gains are limited to the extent of the premiums received; however, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying asset at a price in excess of the asset’s market value at the time of

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS 39

purchase. A liquid market may not exist for the option. If the Fund is not able to sell or exercise the option, the option would expire worthless and the entire premium would be lost.

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Tax Consequences to Writing Covered Call Options Risk. The Fund expects to generate premiums from its sale of call options. If a call option written by the Fund expires, the Fund will typically realize a short-term capital gain for federal income tax purposes, which usually will be taxable as ordinary income when distributed to shareholders. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Because the Fund will have no control over the exercise of the call options it writes, it may be forced to realize capital gains or losses at inopportune times.

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Currency Risk — Foreign securities usually are denominated and traded in foreign currencies, while each Fund values its assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. As a result, a Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through U.S. dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the U.S. dollar. Currency exchange rates fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund and currency controls or other political and economic developments in the U.S. or abroad.

A Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may mitigate the risk of loss from changes in currency exchange rates, but also may reduce or limit the opportunity for gain and involves the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.

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Cybersecurity Risk — Investment companies, including the Funds, must rely in part on digital and network technologies (collectively, “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyber-attacks or failures. As a result, the Funds or their service providers, or the issuers of securities in which the Funds invest, may experience disruptions in business operations that may potentially result in financial losses, the inability of the Funds or Fund shareholders to transact business, the inability of the Funds to calculate a net asset value, violations of applicable privacy and other laws (including unauthorized access to sensitive information about the Funds or their investors), regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result. Cyber-attacks might potentially be carried out by persons using techniques that could range from efforts to electronically circumvent network security or overwhelm websites to intelligence gathering and social engineering functions aimed at obtaining information necessary to gain access.

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Depositary Receipts Risk — The Funds’ investments in depositary receipts include ADRs, GDRs and EDRs. ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally.

Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

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Derivatives Risk – Investing in derivatives involves investment techniques and risks different from those associated with ordinary securities transactions and may involve increased transaction costs. The Fund’s investment in derivatives may rise or fall more rapidly in value than other investments and may reduce the Fund’s returns. Changes in the value of the derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. Derivatives also may not behave as anticipated by the Fund, especially in abnormal market conditions. The use of derivatives may increase the volatility of the Fund’s net asset value. Derivatives may be leveraged such that a small investment in derivative securities can have a significant impact on the Fund’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small

40 ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS

price movement in a derivatives contract may cause an immediate and substantial loss or gain. It may be difficult or impossible for the Fund to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Fund. In addition, the possible lack of a liquid secondary market for certain derivatives and the resulting inability of the Fund to sell or otherwise close-out a derivatives position could expose the Fund to losses and could make such derivatives more difficult for the Fund to value accurately. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. The Fund also could suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. The Fund also may be exposed to losses if the counterparty in the transaction does not fulfill its contractual obligation. In addition, derivatives traded over-the-counter (“OTC derivatives”) do not benefit from the protections provided by exchanges in the event that a counterparty is unable to fulfill its contractual obligation. Such OTC derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that the Fund’s hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances. Derivatives are subject to fees and other costs which are not reflected in the Annual Fund Operating Expenses table. Derivative instruments may also be subject to the additional risks described below.

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Counterparty risk. The risk that a Fund will be subject to credit risk with respect to the counterparties to derivative contracts and other instruments entered into directly by the Fund. Other than to maintain its status as a regulated investment company for U.S. federal income tax purposes, a Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that a Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

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Leverage Risk. To the extent the Fund’s use of derivatives creates leverage, the value of the Fund’s shares may be more volatile because leverage will amplify the effect of increases or decreases in the value of the Fund’s derivative investments.

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Liquidity Risk. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value. Generally, exchange-traded derivatives are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC derivatives are less liquid than exchange-traded derivatives since they often can be closed out only with the other party to the transaction. The Fund’s ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

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Futures and forwards risk. In addition to the general risks described above, a Fund’s use of futures and forwards contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. In addition, while futures and forwards contracts are generally liquid instruments, under certain market conditions they may become illiquid. As a result, a Fund may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

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Swap risk. Risks associated with swap agreements include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contract’s terms and the possible lack of liquidity with respect to the swap agreements. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is subject to extensive government regulation. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

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Interest rate swap risk. Risks associated with interest rate swaps include changes in market conditions that may affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS 41

its obligations under the agreement. Certain interest rate swap arrangements also may involve the risk that they do not fully offset adverse changes in interest rates. Interest rate swaps may in some cases be illiquid and may be difficult to trade or value, especially in the event of market disruptions. Under certain market conditions, the investment performance of a Fund may be less favorable than it would have been if the Fund had not used the swap agreement.

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Options risk. Options transactions involve special risks that may make it difficult or impossible to close a position when a Fund desires. These risks include the potential lack of a liquid secondary market at any particular time and possible price fluctuation limits. In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

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Dividend Risk — This is the risk than an issuer of stock held by a Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. A Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.

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Emerging Markets Risk — Investment risks typically are greater in emerging, less developed and developing markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Emerging and developing market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging and developing markets also may face other significant internal or external risks, including a heightened risk of war, or ethnic, religious or racial conflicts. In addition, governments in many emerging and developing market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

Investing in emerging and developing market countries involves substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; and currency blockages or transfer restrictions. The securities markets of emerging and developing market countries may be substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. and other developed nations. The limited size of many securities markets in emerging and developing market countries and limited trading volume in issuers compared to the volume in U.S. securities or securities of issuers in other developed countries could cause prices to be erratic for reasons other than factors that affect the quality of the securities. In addition, emerging and developing market countries’ exchanges and broker-dealers may generally be subject to less regulation than their counterparts in developed countries. Brokerage commissions and dealer mark-ups, custodial expenses and other transaction costs are generally higher in emerging and developing market countries than in developed countries, all of which can increase fund operating expenses and/or negatively impact fund performance.
Emerging and developing market countries may have different clearance and settlement procedures than in the U.S., and in certain markets there may be times when settlements fail to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some emerging and developing market countries, which may result in additional costs and delays in trading and settlement. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary or counterparty failures could cause a Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

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Equity Securities Risk — The market prices of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. The values of equity securities may decline due to general market conditions that are not necessarily related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They also may decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, the values of equity securities may decline for a number of reasons that may relate

42 ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS

directly to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than bonds and other debt securities, although under certain market conditions various debt investments may have comparable or greater price volatility. The values of equity securities paying dividends at high rates may be more sensitive to change in interest rates than are other equity securities.

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Financial Services Sector Risk — A Fund that focuses its investments in specific industries or sectors is more susceptible to developments affecting those industries and sectors than a more broadly diversified fund would be. Because the Fund invests significantly in the financial services sector, the Fund may perform poorly during a downturn in the financial services industry. The financial services sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital, regulatory changes and price competition. Changing interest rates could reduce the profitability of certain types of companies in the financial services sector. For example, rising interest rates increase the cost of financing to, and may reduce the profitability of, certain financial services companies. The financial services sector may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the federal funds rate increases recently initiated by the Federal Reserve.

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Foreign Investing Risk — Foreign securities may underperform U.S. securities and may be more volatile than U.S. securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; imposition of foreign withholding and other taxes; country risks, including less liquidity, high inflation rates and unfavorable economic practices; and political instability and expropriation and nationalization risks.

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Growth Investing Risk — Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth the team anticipated.

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IPO Risk — When a Fund is small, IPOs may be a significant contributor to the Fund’s total return. As a Fund grows larger, however, the effect of investments in IPOs on a Fund’s performance will generally decrease. The prices of securities purchased in IPOs tend to fluctuate more widely than securities of companies that have been publicly traded for a longer period of time. Securities purchased in IPOs generally do not have a trading history, and information about the issuers of such securities may be available for very limited periods.

A Fund may hold securities purchased in an IPO for a very short period of time. As a result, the Fund’s investments in IPOs may increase portfolio turnover, which may increase brokerage and administrative costs and may result in taxable distributions to shareholders. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. There can be no assurance that investments in IPOs will be available to the Funds or improve a Fund’s performance.

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Large-Capitalization Companies Risk — Market capitalization is determined by multiplying the number of a company’s outstanding shares by the current market price per share. Larger, more established, companies may have fewer opportunities to expand the market for their products or services, may focus their competitive efforts on maintaining or expanding their market share, and may be unable to respond quickly to new competitive challenges, like price competition, changes in consumer tastes or innovative products. These factors could result in the share price of larger companies not keeping pace with the overall stock market or growth in the general economy, and could have a negative effect on a Fund’s portfolio, performance and share price.

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Liquidity Risk — Liquidity risk exists when particular investments are difficult to sell. Although most of the Funds’ investments must be liquid at the time of investment, the Funds may invest, to some extent, in restricted and/or privately placed securities. In addition, liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When a Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for an investment, a Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

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Management Risk — The Funds are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS 43

decisions for the Funds, but there is no guarantee that its decisions will produce the intended result. A Fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful. This risk is common for all actively managed funds.

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Market Risk — The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular sector, sub-sector, or group of industries, such as labor shortages or increased production costs and competitive conditions within an industry.

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Micro Capitalization Companies Risk — Certain of the Funds’ investments may be considered “micro-cap”. Micro-cap companies have a market capitalization of less than $300 million. Micro-cap companies may be less financially secure than large, mid or small-capitalization companies. Micro-cap companies may be in the early stage of development or newly formed with limited markets or product lines. There may also be less public information about micro-cap companies. In addition, micro-cap companies that rely on smaller management teams may be vulnerable to key personnel losses. Micro-cap stock prices also may be more volatile than large, mid or small-cap stocks, may have lower trading volume and lower degree of liquidity which makes these securities difficult to value and to sell. The securities of micro-cap companies may not be traded daily. As a result, some of the Funds’ holdings may be considered or become illiquid.

•	Newer Fund Risk — As of the date of this Prospectus, the Funds have a limited operating history and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

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Non-Diversification Risk — Matters affecting the stock price of a single company in which the Fund invests may have a greater impact on the Fund’s share price than in a diversified mutual Fund. Such non-diversification will increase the volatility of the value of the Fund’s portfolio investments.

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Pooled Investment Vehicle Risk — When a Fund invests in another pooled investment vehicle (i.e., ETFs), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other pooled investment vehicle. To the extent they invest in another pooled investment vehicle, the Funds will incur higher expenses, many of which may be duplicative. In addition, the Funds may be affected by losses of the underlying investment vehicle and the level of risk arising from the investment practices of the underlying investment vehicle (such as the use of leverage). The Funds have no control over the risks taken by the underlying investment vehicle in which it invests.

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Portfolio Turnover Risk — Active and frequent trading of a Fund’s securities may lead to higher transaction costs and may result in a greater number of taxable transactions, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

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Region, Country, Sector or Industry Focus Risk — At times a Fund may increase the relative emphasis of its investments in a particular region, country, sector or industry. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

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REIT Risk — Investments in real estate related securities are subject to the risk that the value of the real estate underlying the securities will decline. Many factors may affect the value of real estate underlying real estate related securities, such as, but not limited to, national, regional and local economies in which the real estate is located, amounts of new construction, consumer demand, laws and regulations (including zoning and tax laws), availability of mortgages and changes in interest rates, and the economy and consumer perception in general.

Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. In addition, to the extent a Fund holds interests in REITs, investors in the Fund bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; fluctuations in interest rates and property tax rates; shifts in zoning laws, environmental regulations and other governmental action such as the exercise of eminent domain; cash flow dependency; increased operating expenses; lack of availability of

44 ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS

mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; and other factors.

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Restricted Securities Risk — Restricted securities are privately-placed securities whose resale is restricted under the U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S (“Regulation S Securities”) under the 1933 Act. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Fund, but whose resale in the U.S. is permitted only in limited circumstances.

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Risks Associated with Japan — The Japanese economy continues to emerge from a prolonged economic downturn. Japan’s economic growth rate has remained relatively low. The economy is characterized by an aging demographic, declining population, large government debt and highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth and adverse economic conditions in the U.S. or other such trade partners may affect Japan. Any restrictions on global trade are lately to have a significant adviser effect on the country. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political, or social instability in those countries (whether resulting from local or global events).

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Risks of Investing in Asia — The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The Asian region, and particularly China, Japan and South Korea, may be adversely affected by political, military, economic and other factors related to North Korea. In addition, China’s long-running conflict over Taiwan, border disputes with many of its neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade. Deflationary factors could also reemerge in certain Asian markets, the potential effects of which are difficult to forecast. While certain Asian governments will have the ability to offset deflationary conditions through fiscal or budgetary measures, others will lack the capacity to do so. Certain Asian countries are highly dependent upon and may be affected by developments in the U.S., Europe and other Asian economies. Global economic conditions, and international trade, affecting Asian economies and companies could deteriorate as a result of political instability and uncertainty, and politically motivated actions, in the U.S. and Europe, as well as increased tensions with certain nations such as Russia.

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Short Sale Risk — The larger the Fund’s short position, the greater the potential for gain and loss. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss, which can be unlimited. To borrow the security, the Fund also may be required to pay a premium, which could increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited.

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Small- and Mid-Capitalization Companies Risk — Investing in small-capitalization or mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. Small- or mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

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Special Situations Risk — Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may be exposed to heightened risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS 45

significant and unpredictable fluctuations. Initial public offerings are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent the Fund determines to invest in initial public offerings, it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an initial public offering are available to the Fund. The investment performance of the Fund during periods when it is unable to invest significantly or at all in initial public offerings may be lower than during periods when the Fund is able to do so. Securities purchased in initial public offerings which are sold within 12 months after purchase may result in increased short-term capital gains, which will be taxable to the Fund’s shareholders as ordinary income. Certain “special situation” investments are investments in securities or other instruments that are determined to be illiquid or lacking a readily ascertainable fair value.

•
Value Investing Risk — Value-style stocks are those that the Adviser believes will increase in value, pay dividends or are undervalued at the time of purchase. Value-style stocks may never increase in price or pay dividends as anticipated by the Adviser, or may decline if the market fails to recognize the company’s intrinsic value, if the factors that the Adviser believes will increase the price do not occur or if a stock is appropriately priced.

46 ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS

DISCLOSURE OF PORTFOLIO HOLDINGS
A full schedule of portfolio holdings for each Fund current as of month-end, is available on the Funds’ website at www.rmbfunds.com approximately 30 days after the end of each month. This information will remain available on the website at least until the date on which the Funds file a Form N-CSR or Form N-Q with the U.S. Securities and Exchange Commission (the “Commission”) for the period or date that includes the date as of which the information is current. The Trust may suspend the posting of this information or modify this policy without notice to shareholders. A description of the Trust’s policies and procedures with respect to the disclosure of the Trust’s portfolio securities is available in the SAI.

Understanding Fund Fees and Expenses
SHAREHOLDER FEES
The following definitions may be helpful in understanding the Funds’ shareholder fees:
“Front-End Sales Charge.” An amount charged for the sale of Class A shares and reflected in the asked or offering price.
“Asked or Offering Price.” The price at which a Fund’s shares may be purchased. The asked or offering price includes the current net asset value per share (“NAV”) plus any front-end sales charge.
“Contingent Deferred Sales Charge or CDSC.” A fee imposed when certain shares are redeemed during the first one or two years of ownership. Please refer to “Choosing a Share Class” for further information on alternative purchase arrangements.
FUND EXPENSES
The following definitions may be helpful in understanding Fund expenses:
“Management Fees.” Fees paid to the Adviser for the supervision of a Fund’s investment program.
“Distribution and Shareholder Servicing (Rule 12b-1) Fees.” Pursuant to Rule 12b-1 under the 1940 Act, as amended, mutual funds may use some of their assets to pay commissions to brokers, other marketing expenses and shareholder service fees. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. You should take Rule 12b-1 fees into account when choosing a Fund and share class.
“Other Expenses.” Fees paid by the Fund for miscellaneous items such as transfer agency, custodian, administration, professional and registration fees.

The Investment Adviser
The Trust’s investment adviser is RMB, located at 115 South LaSalle Street, 34th Floor, Chicago, Illinois, 60603. The Adviser was founded in 2005. RMB is an independent diversified financial services firm with approximately $9.4 billion in assets under management, as of March 31, 2019, that provides advisory and investment services to individuals, institutions and employers, utilizing both internally and externally managed investment products. RMB is a wholly-owned subsidiary of RMB Capital Holdings LLC.
With respect to each Fund, the Adviser is responsible for managing the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment objective and policies, including economic research, industry and company analysis, the purchase and sale of portfolio securities and maintaining books and records of the Fund. With respect to Financial Services Fund and the Long/Short Fund, the Adviser has entered into an agreement with Mendon, which has been approved by the Board and each Fund’s shareholders, pursuant to which Mendon will provide the Funds with investment advice, consistent with the Funds’ respective investment objective and policies, subject to the oversight of the Adviser.
The Adviser also has overall responsibility for the general management of the Funds’ operations, including arranging for and assisting the Board with oversight of the services provided by third party service providers. In return for its services, the Adviser receives a fee from each Fund as described in the table below. The Adviser pays a

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS 47

sub-advisory fee to Mendon out of the Adviser’s own assets. No Fund is responsible for paying any portion of the sub-advisory fee to any sub-adviser.
A discussion regarding the basis for the Board’s approval of the (1) investment advisory agreement between the Trust, on behalf of the RMB Fund, Financial Services Fund and Long/Short Fund and the Adviser, and (2) investment sub-advisory agreement between the Adviser and Mendon, is available in the RMB Fund, Financial Services Fund and Long/Short Funds’ semi-annual report to shareholders for the period ended June 30, 2018.
A discussion regarding the basis for the Board’s approval of the investment advisory agreement between the Trust, on behalf of the International Small Cap Fund, International Fund and Japan Fund and the Adviser is available in the International Small Cap Fund, International Fund and Japan Funds’ annual report to shareholders for the period ended December 31, 2017.
With respect to the RMB Fund, Financial Services Fund, International Small Cap Fund, International Fund and Japan Fund, the Adviser has contractually agreed to waive all or a portion of its management fees and reimburse other expenses to the extent required so that each Fund’s Total Annual Fund Operating Expenses do not exceed amounts specified for each share class. With respect to the Long/Short Fund, the Adviser has contractually agreed to reimburse the Fund’s “Other Expenses” to the extent required so that such Other Expenses do not exceed amounts specified for each share class. For all Funds, the expense limitation agreement excludes the following expenses for purposes of determining a Fund’s expense levels and the Adviser’s waiver and reimbursement obligations: interest, taxes, brokerage commissions and other transaction costs, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends and extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation). The table below sets forth the expense limits agreed to by the Adviser for each Fund and share class, as a percentage of the Fund’s average daily net assets.

	Limit on Total Annual Fund Operating Expenses		Limit on Other Expenses
	RMB Fund	Financial Services Fund	Long/Short Fund
Class A	1.59%	1.80%	0.65%
Class C	2.34%	2.55%	0.65%
Class I	1.34%	1.55%	0.65%

	Limit on Total Annual Fund Operating Expenses
	International Small Cap Fund	International Fund	Japan Fund
Investor Class	1.50%	1.40%	1.55%
Class I	1.25%	1.15%	1.30%
The Adviser’s expense waiver and reimbursement obligations under the agreement are determined monthly, based on each Fund’s annualized expenses for the month. The Adviser may recoup from a Fund fees and expenses waived and reimbursed by the Adviser pursuant to the agreement for a period of three years following the date on which the waiver or reimbursement occurred, provided that such recoupment does not cause the Fund to exceed the expense limits in effect at the time of the waiver/reimbursement or recoupment. The expense limitation agreement will remain in effect through May 1, 2020, unless its continuance is approved by all parties to the agreement, and cannot be terminated prior to May 1, 2020 without the approval of the Board. There can be no assurance that the Expense Limitation Agreement will be continued, or that any other similar agreement will be effective, after May 1, 2020.
The table below sets forth the advisory fees paid by the Funds for the fiscal year/period ended December 31, 2018, taking into account the Expense Limitation Agreement in effect with the Adviser.

48 ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS

Fee as a % of Average Daily NAV	Contractual Advisory Fee Rate for Fiscal Year Ended 12/31/18	Actual Advisory Fee Rate (after Expense Limits for Fiscal Year Ended 12/31/18
RMB Fund	0.60%	0.60%
RMB Mendon Financial Services Fund	0.75%	0.75%
RMB Mendon Financial Long/Short Fund	0.90%[1]	0.90%[1,2]
RMB International Small Cap Fund	0.85%	0%[2]
RMB International Fund	0.75%	0.74%[2]
RMB Japan Fund	0.90%	0.36%[2]

[1]
The Fund pays a management fee consisting of a basic annual fee of 0.90% of the Fund’s average daily net assets and a performance adjustment based on a rolling 36-month period, resulting in a minimum fee of 0.80% and a maximum fee of 1.00% of average daily net assets based on the performance of the Fund as compared to the KBW Bank Index. For the fiscal year ended December 31, 2018, the advisory fee rate (after the performance adjustment but prior to contractual reimbursements or recoupments) was 0.93%.

[2]
To the extent the Adviser reimburses (or recoups) expenses pursuant to the Expense Limitation Agreement, the Fund’s performance will be improved (or worsened) which could impact the performance adjustment.

THE SUB ADVISER
Mendon Capital Advisors Corp.
Mendon is a registered investment adviser incorporated in the State of Delaware. Mendon’s principal office is located at 150 Allens Creek Road, Rochester, New York 14618. Mendon has been providing investment advisory services that focus on the financial services industry since 1996 and has served as the Financial Services Fund’s sub-adviser since its inception in 1999 and as the Long/Short Fund’s sub-adviser since its inception in 2004. For services provided to these Funds, the Adviser (and not the Funds) pay the sub-adviser at the rates set forth in the sub-advisory agreement.

Portfolio Management
The Adviser’s investment and portfolio decision-making process is based on a team approach. For each Fund, a portfolio manager from the investment team has primary responsibility for the day-to-day management of the Fund. Information regarding each Fund’s portfolio manager, the portfolio manager’s title and length of service is set forth below. The SAI provides additional information about each portfolio manager’s compensation, other accounts under management, and ownership of securities in their respective Fund(s).

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS 49

Portfolio Manager	Primary Role	Title and Recent Biography
Todd Griesbach, CFA RMB Fund	Responsible for the day-to-day management of the RMB Fund’s investment portfolio since July 2016.	Senior Vice President and Portfolio Manager of the Adviser (since 2011).
Anton Schutz Financial Services Fund Long/Short Fund	Responsible for the day-to-day management of the Financial Services Fund’s and the Long/Short Fund’s investment portfolios since inception in 1999 and 2004, respectively.	President and Portfolio Manager of Mendon (since 1996).
Egor Rybakov, CFA International Small Cap Fund International Fund	Responsible for the day-to-day management of the International Small Cap Fund’s and the International Fund’s investment portfolio since inception in December 2017.
Senior Vice President and Portfolio Manager of the Adviser (since 2016). Prior experience includes: Keeley Asset Management Corp. (Portfolio Manager) (2014 to 2015); EDGE Asset Management/Principal Financial Group (Portfolio Manager) (2010 to 2013); Nuveen Investments: Santa Barbara Asset Management (Portfolio Manager) (2007 to 2008); Tradewinds Global Investors (Senior Research Analyst) (2005 to 2007); and Thornburg Investment Management (Associate Portfolio Manager) (2000 to 2005). Mr. Rybakov received a BA in Economics and Management from Lomonosov Moscow State University and an MBA in Accounting and Finance from the University of Illinois Chicago. He is a CFA charter holder.

Robert Gwin International Small Cap Fund International Fund	Responsible for the day-to-day management of the International Small Cap Fund’s and the International Fund’s investment portfolio since May 2018.
Vice President and Portfolio Manager of the Adviser (since 2018). Prior experience includes: Golub Group (Senior Equity Analyst) (2015-2016); and WCM Investment Management (Senior Equity Analyst) (2010-2014).

Masa Hosomizu, CFA Japan Fund	Responsible for the day-to-day management of the Japan Fund’s investment portfolios since inception in December 2017.
Partner and Portfolio Manager of the Adviser (since 2013). Prior experience includes: Coghill Capital Management (Portfolio Manager) (2009 to 2013), (Research Analyst) (2005 to 2008); Nomura Securities (various roles including Equity Research Sales and Wealth Management Advisor) (1998 to 2005). Mr. Hosomizu received a BA in Law from the University of Tokyo and an MBA from the University of Chicago.

PRIOR PERFORMANCE OF THE ADVIER’S COMPARABLE ACCOUNTS
The tables below sets forth data relating to the historical performance of the RMB Japan Composite (the “Composite), a composite of separate investment advisory accounts managed by the Adviser since October 1, 2013, which have substantially similar investment objectives, policies and strategies as the Japan Fund. The performance of the Composite does not represent the historical performance of the Japan Fund and should not be considered indicative of the future performance of the Japan Fund. Results may differ because of, among other factors, differences in brokerage commissions, account expenses including the management fees, the size of positions taken in relation to account size, diversification of the portfolio, timing of purchases and sales and availability of cash for new investment.
The performance information for the Composite is the gross total return as adjusted to reflect all applicable account fees and expenses applicable to the Composite. Since the operating expenses incurred by the separate investment advisory accounts are lower than the expected operating expenses of the Japan Fund, the use of the Japan Fund’s expense structure would have lowered the performance results of the Composite.
The accounts in the Composite is not a mutual funds and, thus, was not subject to the requirements of the 1940 Act or Subchapter M of the Internal Revenue Code, which, if imposed, could have affected its performance. The performance of the Composite was calculated in compliance with the Global Investment Performance Standards (GIPS®) maintained by the CFA Institute. This performance calculation method differs from the SEC performance standards applicable to registered investment companies, such as the Japan Fund. Investors should be aware that the use of a methodology different from that used to calculate the performance of the Japan Fund could result in differing performance data.
THE INVESTMENT RESULTS PRESENTED BELOW ARE NOT THOSE OF THE JAPAN FUND and are not intended to predict or suggest returns that might be experienced by that Fund or an individual investor having an interest in that Fund. These total return figures represent past performance and do not indicate

50 ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS

future results, which will vary, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Average Annual Total Returns for the RMB Japan Composite
(for the following periods ended 12/31/18)	1 year	3 year	5 years	Since Inception[1]
RMB JAPAN COMPOSITE	-14.09%	6.87%	6.13%	6.49%
MSCI JAPAN INDEX (reflects no deduction of fees, expenses or taxes)	-12.88%	3.41%	3.06%	3.36%
MSCI JAPAN SMALL CAP INDEX (reflects no deduction of fees, expenses or taxes)	-16.00%	5.77%	6.28%	5.91%

[1]	Inception Date of the RMB Japan Composite is October 1, 2013

Description of the Indicies
The performance of the MSCI Japan Index and MSCI Japan Small Cap Index assumes the reinvestment of all distributions but does not assume any transaction costs, taxes, management fees, or other expenses. It is not possible to invest directly in an index. The MSCI Japan Index is designed to measure the performance of the large and mid cap segments of the Japanese market. With 320 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in Japan. The MSCI Japan Small Cap Index is designed to measure the performance of the small cap segment of the Japanese market. With 899 constituents, the index represents approximately 14% of the free float-adjusted market capitalization of the Japan equity universe.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS 51

Your Account
As an investor, you have flexibility in choosing a share class, setting up your account, making exchanges between funds in the Trust (including the Funds offered in this Prospectus), and withdrawing money from your account. In this section, you will find detailed information about the various options available to you. It is important to read the entire section so that you will understand all of the factors — including tax liability, sales charges and transaction volume — that should influence your investment decisions.
DISTRIBUTION AND SHAREHOLDER SERVICE FEES
The Trust has adopted a plan on behalf of the Funds pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows the Funds to pay distribution and shareholder service fees for the sale and distribution of its Investor Class shares (when available) and the maintenance of shareholder accounts.
Foreside Fund Services, LLC, the Funds’ principal underwriter (the “Distributor”), serves as the Funds’ distributor in connection with the offering of the Funds’ shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial institutions through which investors may purchase or redeem shares.
The Distributor is not affiliated with the Adviser, the Sub-Adviser or their affiliates.
For Class A shares of the RMB Fund and the Financial Services Fund, the maximum annual fee payable to the Distributor for such distribution and/or shareholder services is 0.25% of the average daily net assets of such shares. For Class A shares of the Long/Short Fund, the maximum annual fee payable to the Distributor for such distribution and/or shareholder services is 0.30% of the average daily net assets of such shares, provided, however, that the portion of such fee used to cover shareholder services and expenses shall not exceed 0.25% per annum of the average daily net asset value of the Class A shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution and shareholder services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. Since these fees are paid out of each Fund’s assets attributable to that Fund’s Class A shares and Class C shares, respectively, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Class A shares and Class C shares will be reduced by the amount of distribution and service fees and other expenses of the Fund associated with that respective class of shares. The Distributor may pay any or all amounts received under the 12b-1 Plan to other persons for any distribution or services provided by such persons to the Fund. Payments under the 12b-1 Plan are not tied exclusively to expenses actually incurred by the Distributor or others and the payments may exceed or be less than the amount of expenses actually incurred.
The Adviser is entitled to retain all fees related to the 12b-1 Plan for the first 12 months on any investment in Class C shares to recoup its expenses with respect to the payment of up-front commissions paid for Class C shares. Financial intermediaries will become eligible for compensation under the 12b-1 Plan beginning in the 13th month following the purchase of Class C shares, although the Distributor or Adviser may, pursuant to a written agreement between the Distributor or Adviser and a particular financial intermediary, pay such financial intermediary these fees prior to the 13th month following the purchase of Class C shares. Up-front payments to broker-dealers or financial advisors are financed solely by the Adviser and are not financed by investors or the Fund. The Adviser also receives any contingent deferred sales charges paid with respect to Class C shares.
For Investor Class shares of the International Small Cap Fund, International Fund and Japan Fund, pursuant to the 12b-1 Plan, the maximum annual fee payable to the Distributor for such distribution and/or shareholder services is 0.25% of the average daily net assets of the Investor Class shares. Since these fees are paid out of each Fund’s assets attributable to the Investor Class shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Investor Class shares will be reduced by the amount of distribution and service fees and other expenses of the Fund associated with those shares. The Distributor may pay any or all amounts received under the 12b-1 Plan to other persons for any distribution or services provided by such persons to the Fund. Payments under the 12b-1 Plan are not tied exclusively to expenses actually incurred by the Distributor or others and the payments may exceed or be less than the amount of expenses actually incurred.
To assist investors in comparing classes of shares, the table under the Prospectus heading “Fees and Expenses of the Fund” provides a summary of expenses of the Fund applicable to each class of shares offered in this Prospectus.

52 YOUR ACCOUNT

Choosing a Share Class
Why provide different share classes?
By offering different share classes, a Fund allows you to choose the method of purchasing shares that is the most beneficial given the amount of your purchase, length of time you expect to hold your shares, the fees for each share class and other relevant circumstances. Each investor’s personal situation is different and you may wish to discuss with your financial intermediary the share classes the Funds offer, which share classes are available to you and which share class is appropriate for you.
The RMB Fund, Financial Services Fund and Long/Short Fund offer Class A, Class C and Class I shares.
The International Small Cap Fund, International Fund and Japan Fund offer Class I shares and Investor Class shares.
Class A Sales Charges and Fees

•
The front-end sales charge varies based on the amount you invest and is included in the offering price. See schedule of sales charge breakpoints below.
•
Rule 12b-1 fee of 0.25% annually of average NAV for the RMB Fund and the Financial Services Fund.
•
Rule 12b-1 fee of 0.30% annually of average NAV for the Long/Short Fund.

	Sales Charge as a % of
Amount invested	Offering Price	Net Amount Invested
less than $50,000	5.00%	5.26%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	4.00%	4.17%
$250,000 but less than $500,000	3.00%	3.09%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and above	—	—
Class C Sales Charges and Fees

•
CDSC of 1.00% for a purchase to redemption period of less than one year. The CDSC is calculated from the NAV of the shares redeemed at the time of purchase or sale, whichever is lower. No sales charge would be paid thereafter.CDSC of 1.00% for a purchase to redemption period of less than one year. The CDSC is calculated from the NAV of the shares redeemed at the time of purchase or sale, whichever is lower. No sales charge would be paid thereafter. Rule 12b-1 fee of 0.75% and shareholder service fee of 0.25% annually of average daily NAV.
•
Rule 12b-1 fee of 0.75% and shareholder service fee of 0.25% annually of average daily NAV.
•
Maximum purchase $500,000.

Shares not subject to a CDSC are redeemed first; remaining shares are redeemed in the order purchased. No CDSC applies to shares that:

•	Represent increases in the NAV above the net cost of the original investment

•	Were acquired through reinvestment of dividends or distributions

•	Class C shares do not convert to any other class of shares
Class I Shares
You may buy Class I shares without paying a sales charge. The Class I shares are available to all investors directly from the Trust or through a financial intermediary, including but not limited to, financial advisors, retirement plans, broker-dealers and bank trust departments. To meet the minimum initial investment amount described under “How to Buy Shares,” investors may consider aggregating multiple accounts with common ownership and financial advisors may consider aggregating multiple client accounts within the Trust. Class I share accounts offered through a service organization may meet the minimum initial investment amount by aggregating multiple accounts within the Trust. Exceptions to the Class I share investment minimums may apply for qualified retirement plans and other account types with lower or no networking and/or omnibus fees charged to the Trust. The Trust reserves the right to change the amount of minimums through service organizations from time to time or to waive them in whole or in part.

YOUR ACCOUNT 53

Holders through Financial Intermediaries: Investors who hold Class I shares of the Funds through a fee-based program at a financial intermediary but who subsequently become ineligible to participate in the program, withdraw from the program, or change to a non-fee based program, may be subject to conversion of their Class I shares by their financial intermediary to another class of shares of the Funds having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion. Investors do not pay a sales charge, including a CDSC, upon the conversion of their Class I shares to Class A shares. Such conversions are not expected to be a taxable event for federal income tax purposes. Investors are not charged a redemption/exchange fee by the Fund.

Investor Class Shares

The Investor Class shares are not currently available for purchase. When available, you may buy Investor Class shares without paying a sales charge. The Investor Class shares have lower investment minimums than the Class I shares and are subject to an annual Rule 12b-1 distribution fee of 0.25% (discussed above in the section entitled “Understanding Fund Fees and Expenses – Distribution and Shareholder Servicing (Rule 12b-1) Fees”).

SALES CHARGE WAIVERS
Under certain conditions, as noted below, the following investors can buy Class A shares without a sales charge:

•	Shareholders of the RMB Fund who purchased shares directly from the Fund before August 27, 1998

•	Officers, directors, trustees, employees of the Adviser, the Distributor, certain other service providers and any of their affiliated companies and immediate family members of any of these people

•	Employer-sponsored retirement plans having more than 25 eligible employees or a minimum of $250,000 in plan assets

•	Employees of dealers that are members of the Financial Industry Regulatory Authority, members of their immediate families and their employee benefit plans

•	Certain trust companies, bank trust departments and investment advisers that invest on behalf of their clients and charge account management fees

•	Participants in no-transaction fee programs of discount brokerages that maintain an omnibus account with the Trust

•	Individuals investing distributions from tax-deferred savings and retirement plans

•	All retirement plan transfer of assets established directly with the Trust utilizing BNY Mellon Investment Services as the plan’s custodian

•	Shares purchased with reinvested dividends
CDSCs will be waived on redemptions of Class C shares in connection with:

•	Distributions from certain employee tax-qualified benefit plans

•	The shareholder’s death or disability

•	Withdrawals under an automatic withdrawal plan, provided the annual withdrawal is less than 10% of your account’s original value

WAYS TO REDUCE SALES CHARGES
Under certain conditions, investors can reduce or eliminate sales charges on Class A shares provided that sufficient identifying information is supplied at the time of each purchase.
Combined Purchase
Purchases made at the same time by an individual, his or her spouse and any children under the age of 21 are added together to determine the sales charge rate. You may request that your total aggregate purchase in all Funds, regardless of share class, be taken into consideration when calculating your total purchase for purposes of determining the applicable sales load.

54 YOUR ACCOUNT

Right of Accumulation
If you, your spouse or any children under the age of 21 already hold shares of any Fund, the sales charge rate on additional purchases of Class A shares can be based on the total current NAV of your aggregate holdings in all Funds. You may request that your aggregate shares held in all Funds, regardless of share class, be taken into consideration when calculating your combined total.
Letter of Intent
This non-binding agreement allows you to purchase Class A shares over a period of 13 months with the sales charge that would have applied if you had purchased them all at once.
Please note:
You must advise your dealer, the transfer agent or the Fund that you believe you qualify for a reduction and/or waiver in sales charges at the time of each purchase in addition to providing proof of your eligibility. Failure to provide such notification and proof may result in the assessment of a sales load that you otherwise would not have been required to pay. Additional information concerning sales charges is available in the SAI. Sales charge information contained in this prospectus and the SAI is also available free of charge on the Funds’ website at www.rmbfunds.com by using the direct hyperlinks to these documents.

Calculation of net asset value
Each Fund calculates the NAV of each class as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern Time) on each business day that the NYSE is open for regular trading. The NYSE is not open, and the Funds will not calculate an NAV or be available for purchase, redemption, or exchange, on certain national holidays. If the NYSE closes early, the time for calculating the NAV and the deadline for share transactions will be accelerated to the earlier closing time. Purchase and redemption orders received by the Trust’s transfer agent before the regular close of the NYSE will be executed at the offering price calculated at that day’s closing.
The NAV of each class of a Fund is the total value of its assets attributable to a class less its liabilities attributable to that class, divided by the total number of outstanding Fund shares of that class. Each Fund values the securities in its portfolio on the basis of official closing or last reported sale prices on the security’s primary exchange, the mean of the closing or last reported bid and ask prices for the security and valuations provided by independent pricing services. In addition, the values of foreign securities denominated in non-U.S. dollar currencies will be converted to U.S. dollars utilizing foreign exchange rates in effect as of the time established for determining the respective Fund’s NAV. Short-term debt securities are valued at amortized cost, subject to Board oversight. When valuations from such pricing sources are not readily available or determined by the Adviser to be unreliable, a Fund will use a security’s fair value as determined pursuant to procedures approved by the Board using the methodology set forth in the procedures and deemed most appropriate under the circumstances. When fair valuation is used to price securities, the values for those securities may be higher or lower than values used by another fund to price the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate.
The Board has approved the use of a third-party vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAV may differ from quoted or official closing prices. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon its sale. It is possible that market timers may attempt to buy or sell Fund shares to profit from price movements in foreign markets that are not yet reflected in a Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments. The Trust’s use of fair value pricing is designed to more accurately reflect the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage; however, the Trust’s process may not be effective in preventing to prevent short-term NAV arbitrage trading.
Please see the section of the SAI entitled “Net Asset Value” for additional information.

YOUR ACCOUNT 55

How to Buy Shares
Important information about opening a new account with the Funds
In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA PATRIOT Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when opening a new account you will be required to complete the Trust’s new account application and supply the Trust with certain information for all persons owning or permitted to transact in an account. This information includes: name, date of birth, taxpayer identification number and street address. Also, as required by law, the Trust employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until it has received your new account application and the required verifications are made, the Trust may reject, cancel, suspend, or limit your share purchase orders. In addition, the Trust may close your account if it is unable to verify your identity.
The Trust generally will not accept new account applications to establish an account with a non-U.S. address or for a non-resident alien. Puerto Rico, Guam and U.S. military addresses are acceptable.
The table below sets forth the minimum initial and subsequent purchase amounts required for each share class and type of account.

		Minimum Initial Investment		Minimum Subsequent Investment
		Class A, Class C and Investor Class*	Class I	Class A, Class C and Investor Class*	Class I
All Funds	Regular Account	$2,500	$100,000	$500	$25,000
RMB Fund, Financial Services Fund and Long/Short Fund	Automatic Investment Program, IRA and minor custodial account	$100	$100,000	$50	$25,000
International Small Cap Fund, International Fund and Japan Fund	Automatic Investment Program, IRA and minor custodial account	$2,500	$2,500	$500	$500
* Note: Investor Class is not yet available for purchase.

The Funds’ minimum investment amounts may be waived or charged at the Trust’s discretion. Minimums for Class I shares are waived for automated or pre-established exchanges (including tax-free cross class exchanges); asset allocation models; fee-based wrap programs; systematic purchase exchanges or dollar cost averaging programs.

56 YOUR ACCOUNT

Method		Procedure

Mail	Open an account
Complete and sign the new account application form. Send a check drawn on a U.S. bank for at least the minimum amount required. Make the check payable to “RMB Investors Trust.” Send the check and application form to the address below.

Open an IRA
Shares of the Trust are available for purchase through IRAs and other retirement plans. An IRA application and further details about IRAs and other retirement plans are available from the transfer agent by calling 1-800-462-2392 or your investment professional.

	Subsequent purchase	Send in a check for the appropriate minimum amount (or more) with your account name and number. For your convenience, you may use the deposit slip attached to your quarterly account statements.

Federal Funds Wire	Subsequent purchase
This option is available to existing open accounts only. New accounts must complete a new account application form and forward payment to the address listed below.

Please contact the transfer agent at 1-800-462-2392 for wire instructions.

Automatic Investment Program (Investor Class only)
You can make automatic monthly, quarterly or annual purchases (on the 5th or 15th day of each month) of $100 or more. To activate the automatic investment plan, complete an account application notifying the Trust. You may change the purchase amount or terminate the plan at any time by writing to the Trust.

Electronic Funds Transfer		To purchase shares via electronic funds transfer, check this option on your account application form. Your bank must be a member of the ACH system.

Authorized Broker/Dealer or Investment Professional
Contact your broker/dealer or investment professional to set up a new account, purchase fund shares, and make subsequent investments. Purchase orders that are received by your broker/dealer before 4:00 p.m. Eastern Time on any business day and properly forwarded by the broker/dealer or investment professional to the transfer agent will receive that day’s NAV. Your broker/dealer or investment professional is responsible for properly forwarding completed orders to the Trust’s transfer agent. Broker/dealers or investment professionals may charge their customers a processing or service fee in connection with the purchase of fund shares that are in addition to the sales and other charges disclosed in this Prospectus. Shareholders should check with their broker/dealer or investment professional for specific information about any processing or service fees that they may be charged.

Send regular mail to:	Send overnight mail to:	Call shareholder service agent:
RMB Investors Trust c/o BNY Mellon Asset Servicing P.O. Box 9781 Providence, RI 02940-9781	RMB Investors Trust c/o BNY Mellon Asset Servicing 4400 Computer Drive Westborough, MA 01581-1722	BNY Mellon Asset Servicing toll-free at 1-800-462-2392

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How to Exchange and Redeem Shares

Method	Procedure

By Mail
Send a letter of instruction, an endorsed stock power or share certificates (if you hold certificate shares) to “RMB Investors Trust” to the address below. Please be sure to specify:
•    the name of the fund(s) you wish to exchange or redeem;
•    your account number; and
•    the dollar value or number of shares you wish to sell
Include all necessary signatures and any additional documents as well as a medallion signature guarantee if required. (See “What is a Medallion Signature Guarantee?” below).

By Telephone
As long as the transaction does not require a written or medallion signature guarantee, you or your financial professional can sell shares by calling the Trust at 1-800-462-2392. Press 1 and follow the automated menu to speak to a customer service representative. A check will be mailed to you on the following business day. The Trust has procedures to verify that your telephone instructions are genuine. These may include asking for identifying information and recording the call. As long as the Trust and its representatives take reasonable measures to verify the authenticity of the call, you will be held responsible for any losses cause by unauthorized telephone orders.

Authorized Broker/Dealer or Investment Professional
If you invest through an authorized broker/dealer or investment professional, they can sell or exchange shares for you. Broker/dealers or investment professionals may charge their customers a processing or service fee in connection with the redemption or exchange of fund shares that are in addition to the sales and other charges described in this Prospectus. Shareholders should check with their broker/dealer or investment professional for specific information about any processing or service fees that they may be charged.

Systematic Withdrawal Plans
If you have an account balance equal to the greater of (i) the minimum initial investment amount applicable to your share class and account type or (ii) $5,000, you may elect to have monthly, quarterly or annual payments of a specified amount ($50 minimum) sent to you or someone you designate. The Trust does not charge for this service. See “Systematic Withdrawal Plan” information below.

By Federal Funds Wire
Confirm with the Trust that a wire redemption privilege, including your bank designation, is in place on your account. Once this is established, you may request to sell shares of any Trust fund. Proceeds will be wired to your pre-designated bank account. See “Federal Funds Wire” information below.

By exchange
Read this Prospectus before making an exchange. You may only exchange fund shares for shares of another fund in the Trust of the same class. Call RMB Investors Trust at 1-800-462-2392. Press 1 and follow the automated menu to speak to a customer service representative to place your exchange.

Send regular mail to:	Send overnight mail to:	Call shareholder service agent:
RMB Investors Trust c/o BNY Mellon Asset Servicing P.O. Box 9781 Providence, RI 02940-9781	RMB Investors Trust c/o BNY Mellon Asset Servicing 4400 Computer Drive Westborough, MA 01581-1722	BNY Mellon Asset Servicing toll-free at 1-800-462-2392

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Transaction Policies
Paying for shares
All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Please note that cash, credit cards, traveler’s checks, credit card checks, cashier’s checks, starter checks from newly established checking accounts or money orders will not be accepted. For Fund shares purchased by check, if your check does not clear for any reason, your purchase will be canceled. If your purchase is canceled due to insufficient funds, an incomplete, missing or unverified new account application, or for any other reason, you will be liable for any losses or fees imposed by your bank and may be liable for losses to the Trust resulting from your canceled order. If you are a current shareholder, the Trust may redeem some or all of your shares to cover such loss.
Third party checks
Third party checks will not be accepted.
Federal funds wires
A federal funds wire transaction must total at least $5,000. Your bank may also charge a fee to send or receive wires.
Telephone transactions
The Trust has procedures to verify that your telephone instructions are genuine. These may include asking for identifying information and recording the call. As long as the Trust and its representatives take reasonable measures to verify the authenticity of calls, you will be held responsible for any losses caused by unauthorized telephone orders.
Regular Investing and Dollar-Cost Averaging
Dollar-cost averaging is the practice of making regular investments over time. When share prices are high, your investment buys fewer shares. When the share price is low, your investment buys more shares. This generally lowers the average price per share that you pay over time.
Dollar-cost averaging cannot guarantee you a profit or prevent losses in a declining market.
Other Policies
Under certain circumstances, the Trust reserves the right to:

•	Suspend the offering of shares

•	Reject any exchange or investment order

•	Change, suspend or revoke exchange privileges

•	Suspend the telephone order privilege without advance notice to shareholders

•	Satisfy a redemption order by paying redemption proceeds with portfolio securities or non-cash assets for certain large orders

•	Suspend or postpone your right to sell Fund shares on days when trading on the NYSE is restricted, or as otherwise permitted by the Commission

•	Change the investment minimums or other requirements for buying or selling shares, or waive minimums and requirements for certain investors

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Redeeming Shares
You may redeem your shares in the Funds on any business day. The proceeds are generally sent out within three business days after your order is executed. Sale proceeds may be delayed beyond the normal three business days:

•	In unusual circumstances where the law allows additional time if needed

•	If a check you wrote to buy shares has not cleared by the time you sell the shares
If you think you will need to redeem shares soon after buying them, you can avoid the check clearing time (which may be up to 15 days) by investing by wire or certified check.
The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalents held in their portfolios, or by selling other portfolio holdings or borrowed under the Funds’ line of credit. The Funds reserve the right to redeem “in-kind” as described under “Redemption in Kind,” below. The Funds may use any of these methods of satisfying redemption requests under stressed or normal market conditions. During periods of distressed market conditions, when a significant portion of a Fund’s portfolio may be comprised of less-liquid investments, a Fund may be more likely to pay proceeds by giving you securities.

Redemption in Kind

The Funds reserve the right to pay redeeming shareholders with large accounts securities instead of cash in certain circumstances. If your shares are redeemed in kind, then you will incur transaction costs when you subsequently sell the securities distributed to you. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.
What is a medallion signature guarantee?
A medallion signature guarantee verifies that your signature is authentic. Most banks and financial institutions can provide you with a medallion signature guarantee, provided that the financial institution participates in the Medallion Program. Some financial institutions charge a fee, but it is usually waived if you are a customer of the financial institution. The three recognized medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program.
A notary public cannot provide a medallion signature guarantee.
You will need a medallion signature guarantee on a written request to sell shares in certain cases, including:

•	When selling more than $50,000 worth of shares

•	When you want your check to be payable to someone other than the owner of record, or sent somewhere other than the address of record

•	When you want the proceeds sent by wire or electronic transfer to a bank account you have not designated in advance

•	When you would like a check mailed to an address that has been changed within 30 days of your redemption request

Exchange Privilege
You may exchange shares of your Fund at NAV for shares of the same class of another fund in the Trust based on the funds’ respective NAVs, provided you meet the investment requirements of the fund for which you wish to exchange your shares as described in that fund’s Prospectus under “How to Buy Shares.” An exchange of shares of a fund for shares of another fund is a taxable event and has the same tax consequences as a sale or redemption. The Trust’s general policy is that sales charges on investments entering the Trust should be applied only once. Therefore, you may exchange shares freely between funds within the same share class without paying additional sales charges. Special tax rules may apply. See the “Federal Income Taxes” section of the SAI.

In limited circumstances, the Trust may permit beneficial holders with financial intermediary sponsored fee-based programs to exchange their shares in a particular share class of a Fund for shares in a different share class of the

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same Fund if the shareholder meets the eligibility requirements for that class of shares or the shareholder is otherwise eligible to purchase that class of shares. Such an exchange is generally a non-taxable exchange for federal income tax purposes. Except as noted above, exchanges must meet the investment requirements of the applicable Fund.
Each Fund reserves the right to modify this policy in the future. The Funds may restrict or cancel the exchange privilege of any person that, in the opinion of the Funds, is using market timing strategies.

Excessive Trading Policy
Frequent trades in your account or accounts controlled by you can disrupt portfolio investment strategies and increase Fund expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of the Fund. The Board has adopted policies and procedures applicable to most purchase, exchanges and redemptions and are designed to discourage short-term trading of Fund shares. Fund shares are not intended for market timing or excessive trading and no Fund accommodates short-term trading. The Trust or its agents reserve the right to restrict, reject, or cancel (with respect to cancellation, on the next business day after the receipt of the order), without any prior notice, any purchase orders (including exchange purchases) by any investor or group of investors indefinitely for any reason, including in particular, purchase orders that they believe are attributable to market timers or are otherwise excessive or potentially disruptive to the Funds.
This policy applies to transactions accepted by any investor’s financial intermediary. In the event that an exchange request is rejected or cancelled, neither the redemption nor the purchase side of the exchange will be processed. The Trust reserves the right to delay for one business day the processing of exchange requests in the event that, in the Trust or its agents’ judgment, such delay would be in a Fund’s best interest, in which case both the redemption and the purchase side of the exchange will receive the Fund’s NAV at the conclusion of the delay period.
Specifically, to deter market timing and excessive trading, the Trust or its agents undertake to temporarily or permanently restrict, reject, or cancel, without any prior notice, purchase and exchange orders of any investor who makes more than two exchanges (each exceeding $10,000 in value) out of a Fund within 30 days of each other.
Certain automated or pre-established exchange, asset allocation, systematic purchase, exchange or redemption, or dollar cost average programs are exempt from this policy. This policy may be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor regulations. These exchange limits are subject to the Trust’s ability to monitor exchange activity, as discussed under “Limitations on the Ability to Detect and Curtail Excessive Trading Practices” below. In applying this policy, the Trust considers the information available to it at the time and may consider trading done in multiple accounts known to be under common ownership, control or influence.
Limitations on the Ability to Detect and Curtail Excessive Trading Practices.
Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection and, despite the best efforts of the Trust to prevent excessive trading, there is no guarantee that the Trust or its agents will be able to identify such shareholders or curtail their trading practices. The Trust receives Fund purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a Fund, particularly among financial intermediaries such as brokers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ share ownership positions and to purchase, redeem and exchange Fund shares where the identity of the particular shareholder(s) is not known to a Fund.

Small Account Balances
The Trust reserves the right to close your account if, due to redemptions and not as a result of a decline in market value, your balance is less than the minimum initial investment amount applicable to such share class and account type. If the Trust redeems your shares and closes your account, you may recognize a gain or loss for federal income tax purposes.

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Escheatment of Shares to States
If no account activity occurs in your account within the time period specified by applicable state law, the assets in your account may be considered abandoned and transferred (also known as “escheated”) to the appropriate state. The escheatment time period varies by state. The Trust is not responsible for notifying shareholders if or when a state may escheat an investor’s shares of a Fund.
To help protect their accounts, shareholders should keep their accounts up-to-date and active, which may include calling the Fund at 1-800-462-2392 to generate shareholder initiated activity such as completing an account transaction. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Fund to complete a Texas Designation of Representative form.

Reinstatement Privilege (Class A and Class C Shares)
A shareholder of Class A or Class C shares who has redeemed such shares and has not previously exercised the reinstatement privilege may reinvest any portion or all of the redemption proceeds in Class A shares at NAV without a front-end sales charge, provided that such reinstatement occurs within 120 calendar days after such redemption and the account meets the investment requirements described under “How to Buy Shares”. This privilege may be modified or terminated at any time by the Trust.
In order to use this privilege, the shareholder must clearly indicate by written request to the applicable Fund that the purchase represents a reinvestment of proceeds from previously redeemed Class A or Class C shares. If a shareholder realizes a gain on redemption of shares, this gain is taxable for federal income tax purposes even if all of such proceeds are reinvested. Special tax rules may apply if the redeemed shares were held for less than 91 days by the shareholder. If a shareholder incurs a loss on a redemption and reinvests the proceeds in the same Fund, part or all of such loss may not be currently deductible for such tax purposes. See the “Federal Income Taxes” section of the Trust’s SAI for further details on the application of these rules to shareholders.
THE REINSTATEMENT PRIVILEGE MAY BE USED BY EACH SHAREHOLDER ONLY ONCE, REGARDLESS OF THE NUMBER OF SHARES REDEEMED OR REPURCHASED. However, the privilege may be used without limit in connection with transactions for the sole purpose of transferring a shareholder’s interest in a Fund to his or her IRA or other tax-qualified retirement plan account.

Systematic Withdrawal Plan
A systematic withdrawal plan (“SWP”) is available for shareholders who maintain an account balance at least equal to the greater of: (i) the minimum initial investment amount applicable to your share class and account type or (ii) $5,000, and who want to receive a specific amount of cash in amounts not less than $50 either monthly, quarterly, or annually. You may subscribe to this service by contacting your account executive, or by contacting the shareholder service agent at 1-800-462-2392.
The Trust’s transfer agent will redeem a sufficient number of your shares, held in book-entry form, at the NAV at the close of business of the NYSE on or about the 20th day of each payment month. A check will be mailed to you no later than three business days following the date on which the shares are redeemed. SWPs are taxable transactions that have the same tax consequences as other redemptions.

Household Delivery of Fund Documents
With your consent, the Trust may send a single Prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Trust. If you want to revoke your consent to this practice, you may do so by notifying the Trust, by phone or in writing. See “How to Contact Us” below. The Trust will begin mailing separate Prospectuses and shareholder reports to you within 30 days after receiving your notice.

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Distribution Arrangements
Shares of the Funds may be offered through Financial Intermediaries.  If you purchase Fund shares through a Financial Intermediary, you may be subject to different fees or policies than those set forth in this Prospectus.
Payments to Financial Intermediaries.  From time to time, the Distributor or an affiliate may enter into arrangements with brokers or other Financial Intermediaries pursuant to which such parties agree to perform sub-transfer agent, record-keeping, administrative or other services on behalf of their clients who are shareholders of the Funds.  Pursuant to these arrangements, the Distributor or an affiliate may make payments to Financial Intermediaries for services provided to clients who hold shares of the Funds through omnibus accounts.  In some circumstances, the Funds may directly pay the intermediary for performing transfer agent and related services, provided that the aggregate fee does not exceed what the Funds would pay the Transfer Agent if the intermediary’s clients were direct shareholders of the Funds.  In addition, the Distributor or an affiliate may pay additional compensation to certain Financial Intermediaries.  Under these arrangements, the Distributor or an affiliate may make payments from their own resources, and not as an additional charge to a Fund, to a Financial Intermediary to compensate it for distribution and marketing services, including the opportunity to distribute the Funds.  For example, the Distributor or an affiliate may compensate Financial Intermediaries for providing the Funds with “shelf space” or access to a third-party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the Funds on preferred or recommended sales lists, mutual fund “supermarket” platforms, other formal sales programs and other forms of marketing support.  The amount of these payments is determined from time to time by the Distributor or an affiliate and may differ among such Financial Intermediaries based upon one or more of the following factors:  gross sales, current assets, the number of accounts of a Fund held by the Financial Intermediaries or other factors agreed to by the parties.  The receipt of (or prospect of receiving) such compensation may provide the intermediary and its salespersons with an incentive to favor sales of Fund shares over other investment alternatives.  You may wish to consider whether such arrangements exist when evaluating recommendations from an intermediary.

Valuation of Fund Shares
Each Fund calculates the NAV of each class as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern Time) on each business day that the NYSE is open for regular trading. The NYSE is not open, and the Funds will not calculate an NAV or be available for purchase, redemption, or exchange, on certain national holidays. If the NYSE closes early, the time for calculating the NAV and the deadline for share transactions will be accelerated to the earlier closing time. Purchase and redemption orders received by the Trust’s transfer agent before the regular close of the NYSE will be executed at the offering price calculated at that day’s closing.
The NAV of each class of a Fund is the total value of its assets attributable to a class less its liabilities attributable to that class, divided by the total number of outstanding Fund shares of that class. Each Fund values the securities in its portfolio on the basis of official closing or last reported sale prices on the security’s primary exchange, the mean of the closing or last reported bid and ask prices for the security, and valuations provided by independent pricing services. In addition, the values of foreign securities denominated in non-U.S. dollar currencies will be converted to U.S. dollars utilizing foreign exchange rates in effect as of the time established for determining the respective Fund’s NAV. Short-term debt securities are valued at amortized cost, subject to Board oversight. When valuations from such pricing sources are not readily available or determined by the Adviser to be unreliable, a Fund will use a security’s fair value as determined pursuant to procedures approved by the Board using the methodology set forth in the procedures and deemed most appropriate under the circumstances. When fair valuation is used to price securities, the values for those securities may be higher or lower than values used by another fund to price the security. Also, the use of fair valuation may cause the Fund’s performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund’s performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate.
The Board has approved the use of a third-party vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAV may differ from quoted or official closing

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prices. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon its sale. It is possible that market timers may attempt to buy or sell Fund shares to profit from price movements in foreign markets that are not yet reflected in a Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments. The Trust’s use of fair value pricing is designed to more accurately reflect the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage; however, the Trust’s process may not be effective in preventing to prevent short-term NAV arbitrage trading.

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Tax Considerations and Distributions
Each Fund pays dividends and distributions, as described in the table below.
Unless you notify your Fund otherwise, your income and capital gains distributions from the Fund will be reinvested in that Fund. However, if you prefer you may:

•	Receive all distributions in cash or

•	Reinvest capital gains distributions but receive your income distributions in cash
You may indicate your distribution choice on your application form upon purchase. For shareholders that are subject to tax, you will be taxable on the amount of the distribution whether you reinvest the distribution or receive it as cash.
If you invest in a Fund through a tax-advantaged account, such as an IRA, you will not be subject to tax on dividends and distributions from the Fund or the sale of the Fund shares, if those amounts remain in the tax-advantaged account and the Fund shares were not financed with borrowings. However, withdrawals from a tax-advantaged account may be subject to taxes.

Type of Distribution	Declared & Paid	Federal Income Tax Status
Dividends from Net Investment Income	annually	ordinary income or qualified dividend income
Short-term capital gains	annually	ordinary income
Long-term capital gains	annually	long-term capital gain
Distributions from a Fund’s investment company taxable income are generally taxable either as ordinary income or, if so reported by a Fund in written statements furnished to its shareholders and certain other conditions are met, as “qualified dividend income” taxable to individual and other non-corporate shareholders at long-term capital gain rates.
Generally, distributions attributable to long-term capital gains will be taxable as long-term capital gain, and distributions attributable to short-term capital gain will be taxable as ordinary income. The maximum individual tax rate applicable to “qualified dividend income” and long-term capital gains is currently 23.8% (which includes a 3.8% Medicare tax discussed below).
A Fund may also pay dividends and distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax. Distributions generally are taxable in the year you receive them. However, in some cases, distributions you receive in January are taxable as if they were paid during the previous year.
Each Fund issues Form 1099 tax information statements recording all distributions and redemptions for the preceding year. These forms are mailed to shareholders and to the Internal Revenue Service (the “IRS”) each year. Any shareholder who does not supply a valid taxpayer identification number to the Funds may be subject to federal backup withholding.
It is generally a taxable event whenever you redeem shares or exchange shares of a Fund for shares of another Fund. Generally, you will recognize a capital gain or capital loss in an amount equal to the difference between the net amount of the redemption proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem or exchange. Any gain or loss you realize upon a redemption or exchange of shares of a Fund will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Short-term capital gain is taxable at ordinary income tax rates for federal income tax purposes. Any loss realized on sales or exchanges of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions you received with respect to such shares. Your ability to utilize capital losses for federal income tax purposes may be limited.
An additional 3.8% Medicare tax is imposed on certain net investment income (including income dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund

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shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
You should consult your tax adviser about your own particular tax situation.

Buying Shares Before a Distribution
The money a Fund earns, either as income or as capital gains, is reflected in its share price until the Fund makes a distribution. At that time, the amount of the distribution is deducted from the share price and is either reinvested in additional shares or paid to shareholders in cash.
If you buy Fund shares just before a distribution, you will get some of your investment back in the form of a taxable distribution. You can avoid this by waiting to invest until after the Fund makes its distribution.
Investments in tax-advantaged accounts are not affected by the timing of distribution payments because generally there are no tax consequences on distributions to these accounts.

Backup Withholding
When you fill out your application form, be sure to provide your social security number or taxpayer ID number. Otherwise, the IRS will require each Fund to backup withhold at a rate of 24% on all dividends, distributions, sales proceeds and any other payments to you from the Fund. In certain circumstances, the IRS may also require a Fund to backup withhold even when an appropriate number has been provided by a shareholder.

Cost Basis Reporting
A Fund (or its agent) must report to the IRS and furnish to Fund shareholders cost basis information for Fund shares purchased on or after January 1, 2012, and sold or exchanged on or after that date. The Funds have selected average cost as the default cost basis method. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting law applies to them. If you wish to select another cost basis method, please contact the Funds for further information.

Retirement Plans
We offer a number of tax-advantaged plans for retirement savings:
TRADITIONAL IRAs allow money to grow tax-deferred until you take it out. Contributions may be deductible for some investors.
ROTH IRAs also offer tax-free growth. Contributions are non-deductible, but withdrawals are tax-free for investors who meet certain requirements.
SEP-IRAs and other types of plans are also available. Consult your tax professional to determine which type of plan may be beneficial to you.
COVERDELL EDUCATION SAVINGS ACCOUNTS. Contributions are non-deductible, but withdrawals for eligible education expenses are tax-free for investors who meet certain requirements.

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Financial Highlights
These Financial Highlights tables are intended to help you understand each Fund’s financial performance over the past five years or for the life of the Fund’s reporting period, if less than five years. Certain information reflects financial results for a single share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in that fund, assuming reinvestment of all dividends and distributions. The Board approved RMB to serve as the investment adviser to the RMB Fund, Financial Services Fund and the Long/Short Fund effective July 1, 2016. Results shown for those Funds for periods prior to July 1, 2016 were generated under the management of the Funds’ former investment adviser. Class I shares of the RMB Fund and the Financial Services Fund commenced operations on February 1, 2017. Class I shares of the Long/Short Fund commenced operations on August 20, 2015. Class I shares of the International Small Cap Fund, International Fund and Japan Fund commenced operations on December 27, 2017. For the fiscal periods ended December 31, 2018, 2017, 2016, 2015, and 2014, this information was audited by (Independent Registered Public Accounting Firm) Tait, Weller & Baker LLP, whose report, along with the Trust’s financial statements, is included in the annual report, which is available upon request.

FINANCIAL HIGHLIGHTS 67

	Income from investment operations				Less distributions
	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on securities and options[7]	Total from investment operations	Dividends from net investment income	Distributions from capital gains (from securities and options transactions)	Total distributions
RMB Fund
CLASS A SHARES
12/31/2018	$23.56	$0.04	($0.61)	($0.57)	$—	($2.09)	($2.09)
12/31/2017	25.93	0.08	5.77	5.85	(0.08)	(8.14)	(8.22)
12/31/2016	34.90	0.01	0.60	0.61	(0.09)	(9.50)	(9.59)
12/31/2015	37.64	0.11	0.58	0.69	—	(3.43)	(3.43)
12/31/2014	36.76	0.10	2.85	2.95	(0.14)	(1.93)	(2.07)

CLASS C SHARES
12/31/2018	$19.87	($0.12)	($0.48)	($0.60)	$—	($2.09)	($2.09)
12/31/2017	23.02	(0.12)	5.11	4.99	—	(8.14)	(8.14)
12/31/2016	32.19	(0.22)	0.55	0.33	—	(9.50)	(9.50)
12/31/2015	35.23	(0.17)	0.56	0.39	—	(3.43)	(3.43)
12/31/2014	34.65	(0.18)	2.69	2.51	—	(1.93)	(1.93)

CLASS I SHARES
12/31/2018	$23.56	$0.1	($0.61)	($0.51)	$—	($2.09)	($2.09)
For the period from 2/1/2017c through 12/31/2017	26.41	0.15	5.3	5.45	(0.16)	(8.14)	(8.30)

RMB Mendon Financial Services Fund
CLASS A SHARES
12/31/2018	$43.40	($0.07)	($7.23)	($7.30)	$—	($1.85)	($1.85)
12/31/2017	41.30	(0.17)	5.15	4.98	—	(2.88)	(2.88)
12/31/2016	32.31	0.02	9.58	9.60	—	(0.62)	(0.62)
12/31/2015	27.88	—	5.70	5.70	—	(1.27)	(1.27)
12/31/2014	25.77	(0.21)	3.06	2.85	—	(0.74)	(0.74)

CLASS C SHARES
12/31/2018	39.76	(0.36)	(6.57)	(6.93)	—	(1.85)	(1.85)
12/31/2017	38.32	(0.45)	4.77	4.32	—	(2.88)	(2.88)
12/31/2016	30.25	(0.22)	8.91	8.69	—	(0.62)	(0.62)
12/31/2015	26.36	(0.21)	5.37	5.16	—	(1.27)	(1.27)
12/31/2014	24.59	-0.39	2.90	2.51	0	-0.74	-0.74

CLASS I SHARES
12/31/2018	$43.87	$0.06	($7.36)	($7.30)	$—	($1.85)	($1.85)
For the period from 2/1/2017c through 12/31/2017	41.33	(0.06)	5.48	5.42	—	(2.88)	(2.88)

68 FINANCIAL HIGHLIGHTS

						Ratio to average net assets %
Redemption fees[a]		Net asset value, end of period	Total return %		Net assets, end of period (in $000’s)	Ratio of total expenses after extraordinary expense and reimbursement /recovery[6]		Ratio of total expenses before extraordinary expense and reimbursement /recovery[6]		Ratio of net investment income (loss)		Portfolio turnover rate %

$0.00		$20.90	($2.84)		$62,225	1.25		1.25		0.14		23
0.00	[b]	23.56	22.49		72,848	1.29		1.29		0.27		45
0.01		25.93	1.36		78,787	1.63		1.55		0.02		51
0.00	[b]	34.90	1.52		110,275	1.38		1.38		0.28		17
0.00	[b]	37.64	8.04		124,215	1.36		1.36		0.25		24
$0.00		$17.18	($3.51)		$2,584	2.00		2.00		(0.60)		23
0.00		19.87	21.57		3,823	2.04		2.04		(0.48)		45
0.00	[b]	$23.02	0.57		$4,927	2.39		2.30		(0.73)		51
0.00	[b]	32.19	0.77		11,507	2.13		2.13		(0.47)		17
0.00	[b]	35.23	7.25		15,417	2.11		2.11		(0.50)		24
$0.00		$20.96	($2.62)		$8,905	1.02		1.02		0.43		23
0.00	[b]	23.56	20.52	[d]	5,586	1.04	[e]	1.04	[e]	0.52	[e]	45	[f]
$0.00	[b]	$34.25	($17.02)		$177,624	1.27		1.27		(0.15)		58
0.00	[b]	43.4	11.99		333,628	1.33		1.33		(0.39)		59
0.01		41.3	29.77		420,479	1.42		1.41		0.05		71
0.00	[b]	32.31	20.43		224,755	1.71		1.61		0.02		62
0.00	[b]	27.88	11.11		76,726	1.8		1.64		(0.79)		106
$0.00	[b]	$30.98	($17.65)		$40,385	2.02		2.02		(0.89)		58
0.00	[b]	39.76	11.17		58,027	2.08		2.08		(1.14)		59
0.00	[b]	38.32	28.76		47,247	2.17		2.16		(0.73)		71
0.00	[b]	30.25	19.55		27,017	2.46		2.36		(0.73)		62
0.00	[b]	26.36	10.26		12,180	2.55		2.39		(1.54)		106
$0.00	[b]	$34.72	($16.84)		$313,808	1.02		1.02		0.13		58
0.00	[b]	43.87	13.02	[d]	242,342	1.08	[e]	1.08	[e]	(0.14)	[e]	59	[f]

FINANCIAL HIGHLIGHTS 69

	Income from investment operations				Less distributions
	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on securities and options	Total from investment operations	Dividends from net investment income	Distributions from capital gains (from securities and options transactions)	Total distributions
RMB Mendon Financial Long/Short Fund
Class A Shares
12/31/2018	$17.67	($0.03)	($3.54)	($3.57)	$—	$—	$—
12/31/2017	18.24	(0.15)	(0.42)	(0.57)	—	—	—
12/31/2016	16.80	(0.07)	1.59	1.52	—	(0.08)	(0.08)
12/31/2015	14.92	(0.07)	2.33	2.26	—	(0.39)	(0.39)
12/31/2014	13.90	(0.14)	1.81	1.67	—	(0.65)	(0.65)

Class C Shares
12/31/2018	$16.39	($0.14)	($3.26)	($3.40)	$—	$—	$—
12/31/2017	17.03	(0.25)	(0.39)	(0.64)	—	—	—
12/31/2016	15.80	(0.17)	1.48	1.31	—	(0.08)	(0.08)
12/31/2015	14.17	(0.17)	2.19	2.02	—	(0.39)	(0.39)
12/31/2014	13.32	(0.23)	1.73	1.50	—	(0.65)	(0.65)

Class I Shares
12/31/2018	$17.82	$0.03	($3.58)	($3.55)	$—	$—	$—
12/31/2017	18.33	(0.1)	(0.41)	(0.51)	—	—	—
12/31/2016	16.84	(0.02)	1.59	1.57	—	(0.08)	(0.08)
For the period from 8/20/2015c through 12/31/2015	16.39	—	0.83	0.83	—	(0.39)	(0.39)

a	Per share values have been calculated using the average share method.

b	Less than $0.01 per share.

c	Commencement of operations.

d	Annualized.

e	Not Annualized.

f
Total Return was not annualized for periods less than one year, assumes dividend reinvesment and does not relect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.

g
Ratio of total expenses after reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 1.44%, 1.58%, 1.75%, 1.85%, and 1.80%, for 12/31/2018, through 12/31/2014, respectively.

h
Ratio of total expenses before reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 1.44%, 1.58%, 1.68%, 1.74%, and 1.85%, for 12/31/2018, through 12/31/2014, respectively.

i
Ratio of net investment income (loss), excluding extraordinary expense and dividend and interest expense on securities sold short, would have been 0.11%, (0.41%), (0.02%), (0.01%), and (0.45%), for 12/31/2018, through 12/31/2014, respectively.

j	Ratio of total expenses after reimbursement/recovery, excluding extraordinary expense and dividend and interest expense on securities sold short, would have been 1.74%.

k
Ratio of total expenses after reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 2.14%, 2.28% 2.45%, 2.55%, and 2.50%, for 12/31/2018, through 12/31/2014, respectively.

l
Ratio of total expenses before reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 2.14%, 2.28% 2.38%, 2.44%, and 2.55%, for 12/31/2018, through 12/31/2014, respectively.

m
Ratio of net investment income (loss), excluding extraordinary expense and dividend and interest expense on securities sold short, would have been (0.56%), (1.11%), (0.72%), (0.71%), and (1.15%), for 12/31/2018, through 12/31/2014, respectively.

n	Ratio of total expenses after reimbursement/recovery, excluding extraordinary expense and dividend and interest expense on securities sold short, would have been 2.43%.

o
Ratio of total expenses after reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 1.10%, 1.28%, 1.39% and 1.44% for 12/31/2018, 12/31/2017, 12/31/2016 and 12/31/2015, respectively.

p
Ratio of total expenses before reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 1.10%, 1.28%, 1.38% and 1.44% for 12/31/2018, 12/31/2017, 12/31/2016 and 12/31/2015, respectively.

q
Ratio of net investment income (loss), excluding extraordinary expense dividend and interest expense on securities sold short, would have been 0.48%, (0.11%), 0.33% and (0.40%) for 12/31/2018, 12/31/2017, 12/31/2016 and 12/31/2015, respectively.

r	Ratio of total expenses after reimbursement/recovery, excluding extraordinary expense and dividend and interest expense on securities sold short, would have been 1.38%.

70 FINANCIAL HIGHLIGHTS

						Ratio to average net assets %
Redemption fees		Net asset value, end of period	Total return %		Net assets, end of period (in $000’s)	Ratio of total expenses after extraordinary expense and reimbursement/recovery		Ratio of total expenses before extraordinary reimbursement/ expense and reimbursement/recovery		Ratio of net investment income (loss)		Portfolio turnover rate %
$—	[b]	$14.10	(20.09)		$38,594	1.73	[g]	1.73	[h]	(0.18)	[i]	67
—	[b]	17.67	(3.07)		95,001	2.01	[g]	2.01	[h]	(0.84)	[i]	82
—	[b]	18.24	9.14		196,133	2.18	[g,j]	2.11	[h]	(0.46)	[i]	61
0.01		16.80	15.10		319,796	2.24	[g]	2.14	[h]	(0.40)	[i]	72
—	[b]	14.92	12.08		70,544	2.30	[g]	2.35	[h]	(0.95)	[i]	131
$—		$12.99	(20.68)		$16,626	2.43	[k]	2.43	[l]	(0.85)	[m]	67
—		16.39	(3.76)		25,130	2.71	[k]	2.71	[l]	(1.54)	[m]	82
—	[b]	17.03	8.32		28,143	2.88	[k,n]	2.81	[l]	(1.16)	[m]	61
—	[b]	15.80	14.21		25,160	2.94	[k]	2.84	[l]	(1.10)	[m]	72
—	[b]	14.17	11.33		10,614	3.00	[k]	3.05	[l]	(1.65)	[m]	131
$—	[b]	$14.27	(19.87)		$70,202	1.43	[o]	1.43	[p]	0.16	[q]	67
—	[b]	17.82	(2.78)		121,526	1.71	[o]	1.71	[p]	(0.54)	[q]	82
—	[b]	18.33	9.41		77,338	1.82	[o,r]	1.82	[p]	(0.13)	[q]	61
0.01		16.84	5.03	[f]	41,369	1.84	[d,o]	1.84	[d,p]	—	[d,q]	72	[e]

	Income from investment operations					Less distributions
	Net asset value, beginning of period	Net investment income (loss)[a]		Net realized and unrealized gain(loss) on securities	Total from investment operations	Dividends from net investment income	Distributions from capital gains (from securities)	Total distributions
RMB International Small Cap Fund
CLASS I SHARES
12/31/2018	$10.01	$0.05		($2.33)	($2.28)	($0.02)	$—	($0.02)
For the period from
12/27/2017b
through 12/31/2017	10.00	—		0.01	0.01	—	—	—
RMB International Fund
CLASS I SHARES
12/31/2018	$10.01	$0.04		($2.22)	($2.18)	($0.02)	$—	($0.02)
For the period from
12/27/2017b
through 12/31/2017	10.00	—		0.01	0.01	—	—	—
RMB Japan Fund
CLASS I SHARES
12/31/2018	$9.96	$0.06		($1.41)	($1.35)	($0.03)	$—	($0.03)
For the period from
12/27/2017b
through 12/31/2017	10.00	—	[e]	(0.04)	(0.04)	—	—	—

a	Per share values have been calculated using the average share method.

b	Commencement of operations.

c	Not annualized.

d	Annualized.

e	Less than $0.01 per share.

FINANCIAL HIGHLIGHTS 71

				Ratio to average net assets %
Net asset value, end of period	Total return %		Net assets, end of period (in $000’s)	Ratio of total expenses after reimbursement/recovery		Ratio of total expenses before reimbursement/recovery		Ratio of net investment income (loss) after reimbursement/recovery		Ratio of net investment income (loss) before reimbursement/recovery		Portfolio turnover rate %
$7.71	(22.81)		$17,699	1.25		2.37		0.50		(0.62)		69
10.01	0.10	[c]	100	1.25	[d]	229.11	[d]	(1.25)	[d]	(229.11)	[d]	—
$7.81	(21.81)		$112,799	1.15		1.16		0.38		0.37		28
10.01	0.10	[c]	100	1.15	[d]	229.01	[d]	(1.15)	[d]	(229.01)	[d]	—
$8.58	(13.57)		$44,314	1.30		1.84		0.61		0.07		135
9.96	(0.40)	[c]	100	1.30	[d]	230.16	[d]	(1.30)	[d]	(230.16)	[d]	—

72 FINANCIAL HIGHLIGHTS

APPENDIX

Additional Information about Sales Charge Variations, Waivers and Discounts

The availability of certain sales charge variations, waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Financial Intermediary. Financial Intermediaries may impose different sales charges and have unique policies and procedures regarding the availability of sales charge waivers and/or discounts (including based on account type), which differ from those described in the Prospectus and are disclosed below. All sales charges and sales charge variations, waivers and discounts available to investors, other than those set forth below, are described in the Prospectus. To the extent a Financial Intermediary notifies the Advisor or Distributor of its intention to impose sales charges or have sales charge waivers and/or discounts that differ from those described in the Prospectus, such information provided by that Financial Intermediary will be disclosed in this Appendix.

In all instances, it is your responsibility to notify your Financial Intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. Please contact your Financial Intermediary with questions regarding your eligibility for applicable sales charge variations, waivers and discounts or for additional information regarding your Financial Intermediary’s policies for implementing particular sales charge variations, waivers and discounts. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase shares directly from the Fund or through another Financial Intermediary to receive these waivers or discounts.

The information provided below for any particular Financial Intermediary is reproduced based on information provided by that Financial Intermediary. A Financial Intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Funds, the Advisor or the Distributor.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. & Raymond James affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

APPENDIX

CDSC Waivers on Classes A, B and C shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

•	Breakpoints as described in this prospectus.

•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

APPENDIX

Where to Get More Information
Annual and Semi-Annual Reports
These reports to shareholders contain additional information about the Funds’ investments. In the Funds’ annual report (when available), you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year, detailed performance data, a complete inventory of the Funds’ securities and a report from the Funds’ independent registered public accounting firm.

Statement of Additional Information (SAI)
The SAI includes additional information about the Funds. A current SAI has been filed with the Commission and is incorporated by reference into this Prospectus (that is, it is legally a part of this Prospectus).
Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

How to contact us
You can obtain these documents free of charge, request other information about the Funds, and make shareholder inquiries by calling the toll-free number listed below. These documents are also available, free of charge, on the Funds’ website at www.rmbfunds.com, or by contacting your dealer or by contacting the transfer agent at:
phone: 1-800-462-2392
internet: www.rmbfunds.com
email: rmbfunds@rmbcap.com

Investment Company Act file number: 811-00994

Summary Section	75	RMB Fund

RMB INVESTORS TRUST

STATEMENT OF ADDITIONAL INFORMATION

RMB FUND
RMBHX (Class A)
RMBJX (Class C)
RMBGX (Class I)

RMB MENDON FINANCIAL SERVICES FUND
RMBKX (Class A)
RMBNX (Class C)
RMBLX (Class I)

RMB MENDON FINANCIAL LONG/SHORT FUND
RMBFX (Class A)
RMBCX (Class C)
RMBIX (Class I)

RMB INTERNATIONAL SMALL CAP FUND
(Investor Class)(not available for purchase)
RMBSX (Class I)

RMB INTERNATIONAL FUND
(Investor Class)(not available for purchase)
RMBTX (Class I)

RMB JAPAN FUND
(Investor Class)(not available for purchase)
RMBPX (Class I)

May 1, 2019

This Statement of Additional Information (“SAI”) is not a Prospectus. It should be read in conjunction with the corresponding Prospectus for the above-listed Funds dated May 1, 2019, as supplemented and amended from time to time, which is incorporated by reference herein. The information in this SAI expands on information contained in the Prospectus. The audited financial statements for the above-listed funds for the year ended December 31, 2018 and the Report of the Independent Registered Public Accounting Firm thereon are incorporated by reference from the annual reports to shareholders for the year ended December 31, 2018. The Prospectus and annual reports can be obtained without charge on the Funds’ website at www.rmbfunds.com or by contacting either the dealer through whom you purchased shares or the transfer agent at 1-800-462-2392.

RMB INVESTORS TRUST

RMB Investors Trust (the “Trust”), located at 115 S. LaSalle Street, 34th Floor, Chicago, Illinois 60603, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is comprised of nine series, each of which is a separate portfolio of investments with its own investment objective. This SAI relates to the RMB Fund, RMB Mendon Financial Services Fund (“Financial Services Fund”), RMB Mendon Financial Long/Short Fund (the “Long/Short Fund”), RMB International Small Cap Fund (the “International Small Cap Fund”), RMB International Fund (the “International Fund”) and RMB Japan Fund (the “Japan Fund”) (each, a “Fund” and collectively, the “Funds”). Other series of the Trust are offered through a separate prospectus and statement of additional information.

The Trust was organized as a Delaware statutory trust on August 20, 1998. The Trust is the surviving entity of the reorganization of The Burnham Fund, Inc. (the “Corporation”), a Maryland corporation, effected on April 30, 1999. Before the reorganization, the Corporation was an open-end management investment company in operation since 1961, consisting of a single series, The Burnham Fund, Inc. Some of the information in this SAI relates to the Corporation before the reorganization.

On July 1, 2016 the Trust changed its name to RMB Investors Trust following the decision of the Trust’s Board of Trustees (the “Board” or the “Trustees”) to approve RMB Capital Management, LLC (the “Adviser” or “RMB”) to serve as the investment adviser to certain series of the Trust, effective July 1, 2016.

The RMB Fund commenced operations in 1961, and prior to July 1, 2016, was known as the Burnham Fund. The Financial Services Fund commenced operations on June 7, 1999, and prior to July 1, 2016 was known as the Burnham Financial Services Fund. The Financial Long/Short Fund commenced operations on April 30, 2004, and between February 19, 2014 and July 1, 2016, the Fund was known as the Burnham Financial Long/Short Fund; prior to February 19, 2014, the Fund was known as the Burnham Financial Industries Fund. The International Small Cap Fund, International Fund and Japan Fund, each commenced operations on December 27, 2017.

Diversification. The RMB Fund, the Financial Services Fund, the International Small Cap Fund, the International Fund and the Japan Fund are each diversified open-end funds as defined by the 1940 Act (see Fundamental Investment Restriction 6 below). This means that as to 75% of each Fund’s total assets, each Fund may not invest more than 5% of its total assets in the securities of a single issuer or hold more than 10% of the outstanding voting securities of a single issuer. Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time the Fund purchases a security. However, if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. A Fund may be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified fund under applicable federal laws.

Non-Diversification. The Long/Short Fund is a “non-diversified” open-end fund and, as such, its investments are not required to meet certain diversification requirements under federal securities law. The Long/Short Fund is permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Thus, the Fund may have fewer holdings than diversified funds. As a result, a decline in the value of those investments would cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Although the Long/Short Fund is a “non-diversified” investment company, and consequently is not limited in the proportion of its assets that may be invested in the securities of a single issuer, the Fund intends to conduct its operations so as to qualify to be taxed as a “regulated investment company” for federal income tax purposes, which will relieve the Fund of any liability for federal income tax to the extent its income and capital gains are distributed to shareholders. To so qualify, among other requirements, the Fund will limit its investment so that, at the close of each quarter of the taxable year, (1) not more than 25% of the Fund’s total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund’s investments in U.S. Government securities are not subject to these limitations.

INVESTMENTS AND RELATED RISKS

References to the Adviser in this section and the section “Other Investment Practices and Risks” below include RMB and, Mendon Capital Advisors Corp. (“Mendon”), the sub-adviser to the Financial Services Fund and the Long/Short Fund. Unless noted otherwise, the investment techniques below may be employed by each of the Funds.

EQUITY INVESTMENTS

Common Shares. Common shares represent an equity (i.e. ownership) interest in a company or other entity. This ownership interest often gives a Fund the right to vote on measures affecting the company’s organization and operations. Although common shares generally have a history of long-term growth in value, their prices, particularly those of smaller capitalization companies, are often volatile in the short-term.

Preferred Shares. Preferred shares represent a limited equity interest in a company or other entity and frequently have debt-like features. Preferred shares are often entitled only to dividends at a specified rate, and have a preference over common shares with respect to dividends and on liquidation of assets. Preferred shares generally have fewer voting rights than common shares. Because their dividends are often fixed, the value of some preferred shares fluctuates inversely with changes in interest rates.

Convertible Securities. Convertible securities are bonds, preferred shares and other securities that pay a fixed rate of interest or dividends. However, they offer the buyer the additional option of converting the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. The value of convertible securities is also sensitive to company, market and other economic news, and will change based on the price of the underlying common stock. Convertible securities generally have less potential for gain than common stock, but also less potential for loss, since their income provides a cushion against the stock’s price declines. However, because the buyer is also exposed to the risk and reward potential of the underlying stock, convertible securities generally pay less income than similar non-convertible securities.

Warrants and Rights. Warrants and rights are securities that permit, but not obligate, their holder to purchase the underlying equity or fixed-income securities at a predetermined price. Generally, warrants and rights do not carry with them the right to receive dividends on or exercise voting rights concerning the underlying equity securities. Further, they do not represent any rights in the assets of the issuer. In addition, the value of warrants and rights do not necessarily change with the value of the underlying securities, and they become worthless if they are not exercised on or before their expiration date. As a result, an investment in warrants or rights may entail greater investment risk than certain other types of investments.

Short Sale Risk. The larger a Fund’s short position, the greater the potential for gain and loss. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss, which can be unlimited. To borrow the security, the Fund also may be required to pay a premium, which could increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because a Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited.

Leverage Risk. To the extent a Fund’s use of derivatives creates leverage, the value of the Fund’s shares may be more volatile because leverage will amplify the effect of increases or decreases in the value of a Fund’s derivative investments.

Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the Fund.

Risks Associated with the Real Estate Industry. Although a Fund that invests in REITs does not invest directly in real estate, it does invest primarily in real estate equity securities and may concentrate its investments in the real estate industry, and, therefore, an investment in the Fund may be subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others:

•	possible declines in the value of real estate;

•	adverse general or local economic conditions;

•	possible lack of availability of mortgage loans;

•	overbuilding;

•	extended vacancies of properties;

•	increases in competition, property taxes and operating expenses;

•	changes in zoning or applicable tax law;

•	costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems;

•	casualty or condemnation losses;

•	uninsured damages from floods, earthquakes or other natural disasters;

•	limitations on and variations in rents; and

•	unfavorable changes in interest rates.

In addition, if a Fund has rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Investments by a Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancing and its impact on servicing rights.

Financial Services Companies. The Funds may invest in financial services companies. Some events may disproportionately affect the financial services sector as a whole or a particular industry in this sector. Financial services companies could fall out of favor, causing a Fund to underperform funds that focus on other types of stocks. Accordingly, a Fund may be subject to greater market volatility than a fund that does not invest in financial services companies. Because the Financial Services Fund and Long/Short Fund focus their investments on financial services companies, they may be particularly susceptible to these risks.

In addition, most financial services companies are subject to extensive governmental regulation, which limits their activities and may (as with insurance rate regulation) affect their ability to earn a profit from a given line of business. Certain financial services businesses are subject to intense competitive pressures, including market share and price competition. From 2008-2009, the financial markets experienced very difficult conditions and volatility as well as significant adverse trends. The deteriorating conditions and volatility in these markets resulted in a decrease in the availability of corporate credit and liquidity. These conditions resulted in insolvency and the closure or acquisition of a number of financial institutions. No assurance can be made that future financial crises will not severely impact financial services companies.

Governmental intervention in the operations of financial services companies and financial markets may materially and adversely affect the companies in which a Fund invests. The valuation of financial services companies has been and continues to be subject to unprecedented volatility. Changing interest rates could reduce the profitability of certain types of companies in the financial services sector. For example, rising interest rates increase the cost of financing to, and may reduce the profitability of, certain financial services companies. The financial services sector may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Financial services companies in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency transfers. In some countries, foreign governments have taken steps to nationalize the operations of banks and other financial services companies.

In addition, regulations of the U.S. Securities and Exchange Commission (the “Commission”) limit a Fund’s investments in the securities of companies that derive more than 15% of their gross revenues from securities-related activities.

Large-Capitalization Companies. The Funds may invest in larger, more established companies that may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Small- and Mid- Capitalization Companies. Investing in small-capitalization or mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. The Adviser defines a small capitalization company as any company with a market capitalization less than or equal to the largest market capitalization of any company in the MSCI EAFE Small Cap Index, at the time of purchase, which, as of March 29, 2019, was approximately $9.98 billion. Small- or mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Micro-Capitalization Companies. Certain of the International Small Cap Fund, International Fund and Japan Funds’ investments may be considered “micro-cap.” Micro-cap stocks have a market capitalization of less than $300 million. Micro-cap companies may be less financially secure than large, mid or small capitalization companies. Micro-cap companies may be in the early stage of development or newly formed with limited markets or product lines. There may also be less public information about micro-cap companies. In addition, micro-cap companies that rely on smaller management teams may be vulnerable to key personnel losses. Micro-cap stock prices also may be more volatile than large, mid or small cap stocks may have lower trading volume and lower degree of liquidity which makes these securities difficult to value and to sell. The securities of micro-cap companies may not be traded daily. As a result, some of a Fund’s holdings may be considered or become illiquid.

Investment Companies. A Fund may acquire securities of other registered investment companies to the extent that such investments are consistent with its investment objective, policies, strategies and restrictions and the limitations imposed by the 1940 Act. Investment companies may include mutual funds, closed-end funds and exchange-traded funds (“ETFs”). A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such funds. Like all equity investments, these investments may go up or down in value.

Exchange-Traded Funds (“ETFs”). The Funds may invest in ETFs. ETFs are shares of publicly-traded unit investment trusts, open-end mutual funds, or depositary receipts that hold portfolios of common stocks which track the performance and dividend yield of specific indices or companies in related industries. These indices may be either broad-based, sector or international. Broad-based ETFs track a broad group of stocks from different industries and market sectors. HOLDRS (Holding company Depositary Receipts) are securities that represent an investor’s ownership in the common stock of specified companies in a particular industry, sector or group. International ETFs track a group of stocks from a specific country.

Investments in ETFs are generally subject to limits under the 1940 Act on investments in other investment companies. ETF shareholders are subject to the same risks as holders of diversified stock portfolios. ETFs are subject to certain additional risks, including: (1) the risk that their prices may not correlate perfectly with changes in the underlying index; and (2) the risk of possible trading halts due to market conditions or other reasons that, in the view of the exchange upon which an ETF trades, would make trading in the ETF inadvisable. An exchange-traded sector fund may also be adversely affected by the performance of that specific sector or group of industries on which it is based. Because ETFs trade on an exchange, they may not trade at net asset value per share (“NAV”). Sometimes, the prices of ETFs may vary significantly from the aggregate value of the ETF’s underlying securities. If a Fund elects to redeem its ETF shares rather than sell them on the secondary market, the Fund may receive the underlying securities, which it must then sell in order to obtain cash. Additionally, the Fund will indirectly bear its proportionate share of the expenses of the ETF.

For purposes of evaluating whether at least 40% of the International Fund’s and International Small Cap Fund’s investments are in companies located outside the U.S., investments in ETFs based on foreign market indices are considered located outside the U.S.

FIXED INCOME INVESTMENTS

Temporary Defensive Investments. For temporary and defensive purposes, each Fund may invest up to 100% of its total assets in investment grade short-term fixed-income securities (including short-term U.S. Government securities, money market instruments, including negotiable certificates of deposit, non-negotiable fixed time deposits, bankers’ acceptances, commercial paper and floating rate notes) and repurchase agreements. Each Fund may also hold significant amounts of its assets in cash, subject to the applicable percentage limitations for short-term securities. A Fund will not be achieving its investment objective to the extent it takes a temporary defensive position.

General Characteristics and Risks of Fixed-Income Securities. Bonds and other fixed-income securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the principal amount at maturity. Some fixed-income securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. Fixed-income securities have varying degrees of quality and varying maturities.

Credit Ratings. In general, the ratings of Moody’s Investors Service, Inc. (“Moody’s”), S&P and Fitch Ratings represent the opinions of these agencies as to the credit quality of the securities that they rate. However, these ratings are relative and subjective and are not absolute standards of quality. In addition, changes in these ratings may significantly lag changes in an issuer’s creditworthiness. Changes by recognized agencies in the rating of any fixed-income security or in the ability of the issuer to make payments of interest and principal will also affect the value of the security.

After its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will necessarily require the Adviser, on behalf of a Fund, to sell the securities.

Lower Rated High Yield Fixed-Income Securities. The Funds may also invest in debt securities of any maturity, duration or credit quality, including lower rated high yield fixed-income securities, from any government or corporate issuer, U.S. or foreign. Lower rated high yield fixed-income securities are those rated below Baa3 by Moody’s, or below BBB- by S&P or Fitch Ratings, or securities which are unrated and determined by the Adviser to be of comparable quality. Lower rated securities are generally referred to as high yield bonds or junk bonds. The risk of default and the price volatility associated with it are greater for junk bonds than for bonds of investment grade issuers. See Appendix A attached to this SAI for a description of the rating categories. A Fund may invest in eligible unrated securities which, in the opinion of the Adviser, offer comparable risks to those associated with permissible rated securities.

Debt obligations rated in the lower ratings categories, or which are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal. The market price and liquidity of lower rated fixed-income securities generally respond to short-term economic, corporate and market developments more dramatically than do higher rated securities. These developments are perceived to have a more direct relationship to the ability of an issuer of lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market, or the reduced availability of market quotations, will make it more difficult to dispose of the bonds and accurately value a Fund’s assets. The reduced availability of reliable, objective pricing data may increase a Fund’s reliance on management’s judgment in valuing high yield bonds. To the extent that a Fund invests in these securities, the achievement of the Fund’s objective will be more dependent on the Adviser’s judgment and analysis than it would otherwise be. In addition, high yield securities in a Fund’s portfolio may be susceptible to adverse publicity and investor perceptions, whether or not these perceptions are justified by fundamental factors. In the past, economic downturns and increases in interest rates have caused a higher incidence of default by the issuers of lower rated securities and may do so in the future, particularly with respect to highly leveraged issuers.

Corporate Debt Securities. Investment in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers is limited to corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities and including corporate income-producing securities, which meet the minimum ratings criteria. The Funds’ investments in corporate bonds will generally be of short to medium-term maturities and, on average, will have a credit rating of A.

Credit Risk. Credit risk relates to the ability of an issuer to pay interest and principal as they become due. Generally, lower quality, higher yielding bonds are subject to more credit risk than higher quality, lower yielding bonds. A default by the issuer of, or a downgrade in the credit rating assigned to, a fixed-income security in a Fund’s portfolio will reduce the value of the security.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between the market value of outstanding fixed-income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities after their acquisition will not affect the cash interest payable on those securities but will be reflected in the valuations of those securities used to compute a Fund’s NAV. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions because interest rates are near historically low levels, although interest rates have recently begun to rise. The negative impact on fixed-income securities from the resulting interest rate increases could be swift and significant.

LIBOR Rate Risk. Many debt securities, derivatives and other financial instruments utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.

In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR earlier in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.

In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. The roughly 3 ½ year period until the end of 2021 is expected to be enough time for market participants to transition to the use of a different benchmark for new securities and transactions.

Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Call (Prepayment) Risk and Extension Risk. Call risk is the risk that an issuer will pay principal on an obligation earlier than scheduled or expected, which would accelerate cash flows from, and shorten the average life and duration of, the security. This typically happens when interest rates have declined, and a Fund will suffer from having to reinvest in lower yielding securities.

Extension risk is the risk that an issuer may pay principal on an obligation slower than expected. This typically happens when interest rates have increased. Slower than expected prepayments will have the effect of extending the average life and duration of the obligation and possibly of a Fund’s fixed-income portfolio.

Prepayments that are faster or slower than expected may reduce the value of the affected security.

Maturity and Duration. The effective maturity of an individual portfolio security in which a Fund invests is defined as the period remaining until the earliest date when the Fund can recover the principal amount of such security through mandatory redemption or prepayment by the issuer, the exercise by the Fund of a put option, demand feature or tender option granted by the issuer or a third party or the payment of the principal on the stated maturity date. The effective maturity of variable rate securities is calculated by reference to their coupon reset dates. Thus, the effective maturity of a security may be substantially shorter than its final stated maturity.

Duration is a measure of a debt security’s price sensitivity taking into account expected cash flows and prepayments under a wide range of interest rate scenarios. In computing the duration of its portfolio, a Fund will have to estimate the duration of obligations that are subject to prepayment or redemption by the issuer taking into account the influence of interest rates on prepayments and coupon flows. Each Fund may use various techniques to shorten or lengthen the option-adjusted duration of its fixed-income portfolio, including the acquisition of debt obligations at a premium or discount, and the use of mortgage swaps and interest rate swaps, caps, floors and collars.

Bank and Corporate Obligations. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of direct obligations of domestic or foreign issuers. Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances and fixed time deposits.

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to domestic deposit liabilities of the bank and equal to other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.

Repurchase Agreements. The Funds may enter repurchase agreements with approved banks and broker-dealers. In a repurchase agreement, a Fund purchases securities with the understanding that they will be repurchased by the seller at a set price on a set date. This allows a Fund to keep its assets at work but retain overnight flexibility pending longer term investments.

Repurchase agreements involve credit risk. For example, if a seller defaults, a Fund will suffer a loss if the proceeds from the sale of the collateral are lower than the repurchase price. If the seller becomes bankrupt, a Fund may be delayed or incur additional costs to sell the collateral. To minimize risk, collateral must be held with the Funds’ custodian and at least equal the market value of the securities subject to the repurchase agreement plus any accrued interest. Repurchase agreements collateralized entirely by cash or U.S. government securities may be deemed to be fully collateralized pursuant to Rule 2a-7 under the 1940 Act and may be deemed to be investments in cash or U.S. government securities.

U.S. Government Securities. U.S. Government securities include U.S. Department of the Treasury (“Treasury”) obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises, which are supported by:

•	the full faith and credit of the Treasury (such as the Government National Mortgage Association (“GNMA”));

•	the right of the issuer to borrow from the Treasury ( e.g., Federal Home Loan Banks);

•
the discretionary authority of the U.S. Government to purchase certain obligations of the issuer (e.g., Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC”)); or

•	only the credit of the agency and a perceived “moral obligation” of the U.S. Government.

No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (1) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (2) participations in loans made to non-U.S.

Governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

U.S. Government securities also include Treasury receipts, zero coupon bonds, Treasury inflation-indexed bonds, deferred interest securities and other stripped U.S. Government securities. The interest and principal components of stripped U.S. Government securities are traded independently. The most widely recognized trading program for such securities is the Separate Trading of Registered Interest and Principal of Securities Program. Treasury inflation-indexed obligations provide a measure of protection against inflation by adjusting the principal amount for inflation. The semi-annual interest payments on these obligations are equal to a fixed percentage of the inflation-adjusted principal amount.

Fannie Mae and FHLMC have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and FHLMC and the value of their debt and equity securities and the securities which they guarantee.

Mortgage-Backed Securities. Each Fund may invest only in those mortgage-backed securities that meet its credit quality and portfolio maturity requirements. Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans secured by real property.

Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment scenarios, a Fund may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in “locking” in a specified interest rate. In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities. Extending the average life of a mortgage-backed security reduces its value and increases the risk of depreciation due to future increases in market interest rates.

A Fund’s investments in mortgage-backed securities may include conventional mortgage pass-through securities and certain classes of multiple class collateralized mortgage obligations (“CMOs”). Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities that provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. CMOs are issued in multiple classes, each having different maturities, interest rates, payment schedules and allocations of principal and interest on the underlying mortgages. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. The CMO classes in which a Fund may invest include but are not limited to sequential and parallel pay CMOs, including planned amortization class (“PAC”) and target amortization class (“TAC”) securities. Sequential pay CMOs apply payments of principal, including any prepayments, to each class of CMO in the order of the final distribution date. Thus, no payment of principal is made on any class until all other classes having an earlier final distribution date have been paid in full. Parallel pay CMOs apply principal payments and prepayments to two or more classes concurrently on a proportionate or disproportionate basis. The simultaneous payments are taken into account in calculating the final distribution date of each class. Each Fund may invest in the most junior classes of CMOs, which involve the most interest rate, prepayment and extension risk.

Different types of mortgage-backed securities are subject to different combinations of prepayment, extension, interest rate and other market risks. Conventional mortgage pass through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that the prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

Agency Mortgage Securities. The Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises. Agencies, instrumentalities or sponsored enterprises of the U.S. Government include, but are not limited to, the GNMA, Fannie Mae and FHLMC. GNMA securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae securities and FHLMC securities are not backed by the full faith and credit of the U.S. Government; however, these enterprises have the ability to obtain financing from the Treasury. Although the U.S. Government has provided financial support to Fannie Mae and FHLMC, no assurance can be given that the U.S. Government will provide financial support in the future to securities not backed by the full faith and credit of the U.S. Government. There are several types of agency mortgage securities currently available, including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities.

Privately-Issued Mortgage-Backed Securities. Mortgage-backed securities may also be issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other foreign or domestic non-governmental entities (or represent custodial arrangements administered by such institutions). These private originators and institutions include domestic and foreign savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans.

These mortgage-backed securities are not guaranteed by an entity having the credit standing of a U.S. Government agency. In order to receive a high quality rating, they normally are structured with one or more types of “credit enhancement.” These credit enhancements fall generally into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. This protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the transaction or through a combination of such approaches.

Mortgage securities issued by non-government entities may be subject to greater credit risk than those issued by government entities. The performance of privately-issued mortgage securities may depend on the integrity and competence of the institutions that originate the underlying mortgages, yet investors in these mortgage securities may have only limited access to information enabling investors to evaluate the practices of these mortgage originators. In order to prevent defaults by troubled mortgage borrowers, the sponsors of mortgage securities may have to renegotiate and investors in mortgage securities may have to accept less favorable interest rates or other terms on the mortgages underlying these securities.

Unanticipated mortgage defaults or renegotiations of mortgage terms are likely to depress the prices of related mortgage securities. Although mortgage securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. Guarantees, insurance and other forms of credit enhancement supporting mortgage securities may also be insufficient to cover all losses on underlying mortgages if mortgage borrowers default at a greater than expected rate.

Asset-Backed Securities. Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, trade receivables, credit card receivables, and other debt and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a CMO structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments, and the Fund must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates.

Asset-backed securities entail certain risks not presented by mortgage-backed securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default, and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities. A Fund may invest in any type of asset-backed security if the Adviser determines that the security is consistent with the Fund’s investment objective and policies.

Floating Rate/Variable Rate Notes. Some notes purchased by a Fund may have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals; floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate. These obligations may be secured by bank letters of credit or other support arrangements. If a security would not satisfy a Fund’s credit quality standards without such a credit support, the entity providing a bank letter or line of credit, guarantee or loan commitment must meet a Fund’s credit quality standards.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult for a Fund to dispose of the instruments, and a Fund could suffer a loss if the issuer defaults or there are periods during which the Fund is not entitled to exercise its demand rights. Variable and floating rate instruments held by a Fund will be subject to the Fund’s limitation on investments in illiquid securities if a reliable trading market for the instruments does not exist, and the Fund cannot demand payment of the principal amount of such instruments within seven days.

Structured Securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of and/or interest in amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.

Pay-In-Kind, Delayed Payment and Zero Coupon Bonds. These securities are generally issued at a discount from their face value because cash interest payments are typically postponed until maturity or after a stated period. The amount of the discount rate varies depending on such factors as the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments. The market prices of pay-in-kind, delayed payment and zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and in cash, and are likely to respond more to changes in interest rates than interest-bearing securities having similar maturities and credit quality. A Fund generally accrues income on securities that are issued at a discount and/or do not make current cash payments of interest for tax and accounting purposes. This income is required to be distributed to shareholders. A Fund’s investments in pay-in-kind, delayed payment and zero coupon bonds may require the Fund to sell portfolio securities to generate sufficient cash to satisfy its income distribution requirements.

FOREIGN SECURITIES

Each Fund may invest in the securities of corporate and governmental issuers located in or doing business in a foreign country (“foreign issuers”). A company is considered to be located in or doing business in a foreign country if it satisfies at least one of the following criteria: (i) the equity securities of the company are traded principally on stock exchanges in one or more foreign countries; (ii) it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; (iii) it maintains 50% or more of its assets in one or more foreign countries; (iv) it is organized under the laws of a foreign country; or (v) its principal executive offices are located in a foreign country.

ADRs, EDRs, IDRs and GDRs. American Depositary Receipts (“ADRs”) (sponsored or unsponsored) are receipts typically issued by a U.S. bank, trust company or other entity and evidence ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between this information and the market value of the unsponsored ADR. European Depositary Receipts (“EDRs”) and International Depositary Receipts (“IDRs”) are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. Global Depositary Receipts (“GDRs”) are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

Sovereign Debt Obligations. Investment in sovereign debt obligations involves special risks not present in domestic corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and a Fund’s NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging market countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic policies or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

Obligations of Supranational Entities. Each Fund may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. Participating governments may not be able or willing to honor their commitments to make capital contributions to a supranational entity.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than securities of U.S. issuers. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers.

To the extent that a Fund’s foreign securities are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions in some foreign markets may not be settled promptly so that a Fund’s foreign investments may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities may be purchased on over-the-counter markets or exchanges located in the countries where an issuer’s securities are principally traded. Many foreign markets are not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers in foreign countries than in the United States. In certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of assets of a Fund from a country, political or social instability, or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Dividends, interest, and, in some cases, capital gains earned by a Fund on certain foreign securities may be subject to foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund’s shareholders.

The above risks may be intensified for investments in emerging markets or countries with limited or developing capital markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Security prices in these markets can be significantly more volatile than in more developed countries, reflecting the greater uncertainties of investing in less established markets and economies. Political, legal and economic structures in many of these emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristic of more developed countries. Emerging market countries may have failed in the past to recognize private property rights. They may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. Their economies may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. A Fund may be required to establish special custodial or other arrangements before making certain investments in these countries. Securities of issuers located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements. Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of a Fund to buy, sell, receive or deliver these securities.

Risk of Investing in the European Union. Some of the Funds may invest in securities in the European market. A Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns, and fiscal and monetary controls imposed on member countries of the European Union. The risk of investing in Europe may be heightened due to the 2016 referendum in which the United Kingdom (“UK”) voted to exit the European Union. There is significant uncertainty about how negotiations relating to the UK’s withdrawal will be conducted, as well as the potential consequences and precise timeframe for “Brexit.” On March 29, 2017, the UK formally notified the European Council of its intention to withdraw from the European Union and begin the two-year period set out for withdrawal discussions in the Treaty on European Union. The UK was scheduled to exit the European Union on March 29, 2019, but the fate of Brexit remains unclear as the terms of the eventual Brexit must be agreed to and the exit deadline has been extended. The UK could also, in theory, cancel Brexit if the rest of the European Union consents. The ultimate effects of Brexit will depend on agreements the UK negotiates to retain access to European Union markets either during a transitional period or more permanently. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the UK determines which laws to replace or replicate. While it is not possible to determine the precise impact these events may have on the Funds, during this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, including increased volatility and illiquidity, and potentially lower economic growth, on markets in the UK, Europe and globally, thereby adversely affecting the value of a Fund’s investments. In addition, if one or more countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Risks of Investing in Asia. The value of the Japan Fund’s assets may be adversely affected by political, economic, social, and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The Asian region, and particularly China, Japan and South Korea, may be adversely affected by political, military, economic and other factors related to North Korea. In addition, China’s long-running conflict over Taiwan, border disputes with many of its neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade. Asian markets are particularly susceptible to restrictions on global funds. Deflationary factors could also reemerge in certain Asian markets, the potential effects of which are difficult to forecast. While certain Asian governments will have the ability to offset deflationary conditions through fiscal or budgetary measures, others will lack the capacity to do so. Certain Asian countries are highly dependent upon and may be affected by developments in the U.S., Europe, and other Asian economies. Global economic conditions, and international trade, affecting Asian economies and companies could deteriorate as a result of political instability and uncertainty, and politically motivated actions, in the U.S. and Europe, as well as increased tensions with certain nations such as Russia.

Risks Associated with Japan. The Japanese economy continues to emerge from a prolonged economic downturn. Japan’s economic growth rate has remained relatively low. The economy is characterized by an aging demographic, declining population, large government debt and highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth and adverse economic conditions in the U.S. or other such trade partners may affect Japan. Any restrictions on global trade are lately to have a significant adviser effect on the country. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political, or social instability in those countries (whether resulting from local or global events).

ILLIQUID AND RESTRICTED SECURITIES

A Fund may purchase securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), including commercial paper issued in reliance on Section 4(a)(2) of the 1933 Act, or Rule 144A securities (Rule 144A securities are unregistered securities sold by private companies to qualified institutional buyers through a broker-dealer), as well as private placements issued under Regulation S, and, therefore, are restricted as to their resale. However, a Fund will not invest more than 15% of its net assets in illiquid investments. If it is determined that the securities are liquid, they will not be subject to the 15% limit in illiquid investments. The practice of investing in restricted securities could have the effect of decreasing the level of liquidity in the Fund if sufficient numbers of qualified institutional buyers are not interested in purchasing these restricted securities. The Japan Fund will also limit its investment in all restricted securities (liquid and illiquid), including Rule 144A securities, to 15% of its total assets.

DERIVATIVE INSTRUMENTS

General. The Funds may, but are not required to, invest in derivative instruments, which are commonly defined as financial instruments whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, security or index. The Funds’ transactions in derivative instruments may include:

•	the purchase and writing of options on securities (including index options) and options on foreign currencies;

•	the purchase and sale of futures contracts based on financial, interest rate and securities indices, equity securities or fixed-income securities; and

•	entering into forward contracts, swaps and swap related products, such as equity index, interest rate or currency swaps, and related caps, collars, floors and swaptions.

The success of transactions in derivative instruments depends on an Adviser’s judgment as to their potential risks and rewards. Use of these instruments exposes a Fund to additional investment risks and transaction costs. If an Adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with these instruments, the Fund’s return could be lower than if derivative instruments had not been used. Additional risks inherent in the use of derivative instruments include: adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any particular instrument. A Fund could experience losses if the prices of its derivative positions correlate poorly with those of its other investments. The loss from investing in derivative instruments is potentially unlimited. The investment strategy of the Long/Short Fund involves exposure to derivative instruments that may increase exposure to the risks associated with derivative instruments described herein.

Each Fund may invest in derivatives for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity or in anticipation of changes in the composition of its portfolio holdings. The risks and policies of various types of derivative investments in which the Funds may invest are described in greater detail below.

In December 2015, the Commission proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Funds. If the proposed rule is adopted and goes into effect, it could require modifications to the Funds’ use of derivatives and adoption of risk management measures.

Options on Securities and Securities Indices. A Fund may purchase and write (sell) call and put options on any securities in which it may invest or on any securities index containing securities in which it may invest. These options may be listed on securities exchanges or traded in the over-the-counter market. A Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive a Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by a Fund are covered. A written call option or put option may be covered by: (1) maintaining cash or liquid securities in a segregated account with a value at least equal to a Fund’s obligation under the option; (2) entering into an offsetting forward commitment; and/or (3) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to the option. These purchases are referred to as “closing purchase transactions.”

Segregated Account Risk. A security held in a segregated account cannot be sold while the position it is covering is outstanding unless it is replaced with cash, cash equivalent or a similar security. Therefore, the segregation of a large percentage of the Fund’s assets could possibly hinder management of the portfolio or the Fund’s ability to meet redemption requests or other current obligations.

Purchasing Options. A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”) in the market value of securities of the type in which it may invest. A Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s portfolio securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund’s portfolio securities.

A Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser’s ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets. Imperfect correlation between the options and securities markets may detract from their effectiveness. In addition to the other risks associated with options described herein, a Fund may suffer a loss if it is unsuccessful in employing an options strategy and the Fund’s total return may be less than if it had not engaged in the options transaction.

Futures Contracts and Options on Futures Contracts. A Fund may use interest rate, foreign currency or index futures contracts, as specified for that Fund in the Prospectus or if permitted by its investment restrictions. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

A Fund may purchase and write call and put options on futures. Options on futures possess many of the same characteristics as options on securities and indexes (discussed above). An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

Each Fund will use futures contracts and options on futures contracts in accordance with the rules of the CFTC. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities which the Fund intends to purchase. A Fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce that Fund’s exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and options on futures contracts. Pursuant to CFTC Rule 4.5, the Advisor has filed a notice of exclusion from registration as a commodity pool operator in respect of each Fund. On February 9, 2012, the CFTC adopted rule amendments that modify the criteria for claiming the CFTC Rule 4.5 exclusion from registration and regulation as a commodity pool operator. The Advisor intends to limit each Fund’s use of commodity interests so as to remain eligible for the exclusion.

Limitations on Use of Futures and Options Thereon. A Fund that may use futures and futures options will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash, U.S. government securities or other securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued at the official price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

When purchasing a futures contract that cash settles, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with the procedures established by the Board of Trustees, a Fund will segregate or “earmark” liquid assets, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the marked-to-market value of the futures contract. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. When selling a futures contract that cash settles, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees that are equal to the marked-to-market value of the futures contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

With respect to futures contracts that “physically settle,” a Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the full notional value of the futures contract. With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation, if any; in other words, the Fund may set aside its daily net liability, if any, rather than the notional value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full notional value of the futures contract.

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with the procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with the procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company for federal income tax purposes also may limit the extent to which a Fund may enter into futures, futures options and forward contracts.

Risk Factors in Futures Transactions and Options Thereon. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

The particular securities comprising the index underlying the index financial futures contract may vary from the securities held by a Fund. As a result, the Fund’s ability to hedge effectively all or a portion of the value of its securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the securities held by the Fund. The correlation may be affected by disparities in the Fund’s investments as compared to those comprising the index and general economic or political factors. In addition, the correlation between movements in the value of the index may be subject to change over time as additions to and deletions from the index alter its structure. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

Each Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its investments. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. A Fund will enter into a futures position only if, in the judgment of the Advisor, there appears to be an actively traded secondary market for such futures contracts.

The successful use of transactions in futures and related options also depends on the ability of the Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by a Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on a hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by a Fund of margin deposits in the event of the bankruptcy of a broker with whom the Fund has an open position in a financial futures contract.

The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Risks of Potential Government Regulation of Derivatives. It is possible that additional government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action.

In particular, the Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Fund may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions.

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been developing the rules and regulations enacting the provisions of the Dodd-Frank Act. Because there is a prescribed phase-in period during which most of the mandated rulemaking and regulations are being implemented, it is not possible at this time to gauge the exact nature and full scope of the impact of the Dodd-Frank Act on the Fund. However, swap dealers, major market participants and swap counterparties are experiencing, and will continue to experience, new and additional regulations, requirements, compliance burdens and associated costs. The Dodd-Frank Act and the rules to be promulgated thereunder may negatively impact the Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on the Fund or its counterparties may impact that Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements even if not directly applicable to the Fund, including capital requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire. When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

A Fund may, for example, take a “short” position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund’s portfolio securities. These futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s portfolio securities.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of these futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities, to alter the investment characteristics of portfolio securities or to gain or increase its exposure to a particular securities market.

Foreign Currency Transactions. A Fund’s foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. A Fund may also enter into forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position, or as a substitute for the purchase or sale of a currency or assets denominated in that currency. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. A Fund may elect to hedge less than all of its foreign currency portfolio positions if deemed appropriate by the Adviser.

If a Fund purchases a forward contract or sells a forward contract for non-hedging purposes, it will segregate cash or liquid securities, of any type or maturity, in a separate account in an amount equal to the value of the Fund’s total assets committed to the consummation of the forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund’s commitment with respect to such contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. These transactions also preclude the opportunity for currency gains if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally expected that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency are usually conducted on a principal basis, no fees or commissions are involved.

Foreign Currency Options. Each Fund may purchase or sell (write) call and put options on currency. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller of the option is obligated to fulfill the terms of the written option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time before expiration.

A purchased call option on a foreign currency generally rises in value if the underlying currency appreciates in value. A purchased put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, the option will not limit changes in the value of such currency. For example, if a Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, a Fund might enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, might purchase a foreign currency call option to hedge against a rise in value of the currency. If the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively thin, and a Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. A Fund will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency. Nevertheless, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment performance of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. currency option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign Currency Futures Transactions. By using foreign currency futures contracts and options on such contracts, a Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. A Fund may sometimes be able to achieve these objectives more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

The sale of a foreign currency futures contract creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. The purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Currency futures contracts are closed out by entering into an offsetting purchase or sale transaction for the same aggregate amount of currency and delivery date. If the sale price of a currency futures contract exceeds the price of the offsetting purchase, the Fund realizes a gain. If the sale price is less than the offsetting purchase price, the Fund realizes a loss. If the purchase price of a currency futures contract is less than the offsetting sale price, the Fund realizes a gain. If the purchase price of a currency futures contract exceeds the offsetting sale price, the Fund realizes a loss.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contracts and related options are subject to the same risks that apply to the use of futures generally. In addition, the risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above.

U.S. Dollar Denominated Securities of Non-U.S. Companies. Each Fund may invest without limit in U.S. dollar-denominated securities of non-U.S. companies but may invest only up to 15% of its total assets in non-dollar-denominated securities of non-U.S. companies.

Swaps, Caps, Floors, Collars and Swaptions. As one way of managing its exposure to different types of investments, a Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, floors and swaptions. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same notional amount, for a specified period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. A swaption is an option to buy or sell a swap position.

Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in a foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield.

Swap agreements are sophisticated risk management instruments that typically require a small cash investment relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund’s performance. Swap agreements are subject to credit risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. A Fund will maintain, in a segregated account, cash or liquid securities equal to the net amount, if any, of the excess of the Fund’s obligations over its entitlements with respect to swap, cap, collar, floor or swaption transactions.

Forward Commitments, When-Issued Securities and Delayed Delivery Transactions. The Funds may purchase or sell securities on a when-issued or delayed delivery basis and make contracts to purchase or sell securities for a set price at a set date beyond customary settlement time. A Fund will engage in when-issued purchases of securities in order to obtain what is considered to be an advantageous price and yield at the time of purchase. Securities purchased or sold on a when-issued, delayed delivery or forward commitment basis involve a risk of loss if the security to be purchased declines in value, or a security to be sold increases in value, before the settlement date. The failure of the issuer or other party to consummate the transaction may result in a Fund’s losing the opportunity to obtain an advantageous price. Although a Fund usually intends to acquire the underlying securities, the Fund may dispose of such securities before settlement. For purposes of determining a Fund’s average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

When a Fund purchases securities on a when-issued, delayed delivery or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities of any type or maturity, having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments.

Short Sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security from a broker or other institution to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. As a result, there is no limit to the potential loss on a short sale. Until the security is replaced, the Fund is required to pay the broker from which it borrowed the security an amount equal to any dividends or interest that accrue during the period of the loan. Short sale dividends are treated as an expense and can increase a fund’s total expense ratio although no cash is received or paid by the Fund. To compensate the broker, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. Until the Fund replaces a borrowed security, it will maintain, in a segregated account at all times, cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral, will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, the Fund may not receive any payments (including interest) on collateral deposited with them. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 100% of the value of the Fund’s net assets.

While the Fund is short a security, it is subject to the risk that the security’s lender will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If this happened, the Fund would have to buy replacement shares immediately at the stock’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the security to close out the short position.

The Fund will also incur transaction costs in effecting short sales. Short sales involve other costs. The Fund must repay to the lender any dividends or interest that accrue while it is holding a security sold short. To borrow the security, the Fund also may be required to pay a premium. The amount of any gain for the Fund resulting from a short sale will be decreased and the amount of any loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.

OTHER INVESTMENT PRACTICES AND RISKS

Active Management. The Funds are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result. The management strategy or securities selection methods the Adviser uses in managing the Fund could prove less successful than anticipated or could be unsuccessful. This risk is common for all actively managed funds.

Securities Lending. During the fiscal year ended December 31, 2018, the Funds did not engage in securities lending. The Funds may lend portfolio securities to certain creditworthy borrowers in U.S. and non-U.S. markets. The borrowers provide collateral that is marked to market daily in an amount at least equal to 102% of the current market value of the securities loaned. The Funds may terminate a loan at any time and obtain the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. A Fund cannot vote proxies for securities on loan, but may recall loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending the Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process—especially so in certain international markets such as Taiwan), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. A Fund is also exposed to the risk of losses in the event a borrower does not return the Fund’s securities as agreed. For example, delays in recovery of lent securities may cause a Fund to lose the opportunity to sell the securities at a desirable price. If management has knowledge that a material event will occur affecting an investment on loan, the Trustees would be obligated to call such loan in time to vote such proxies.

When a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities, that the securities will not be returned in time for the Funds to exercise their voting rights, or that the Funds’ securities lending agent does not learn of an impending vote and therefore does not initiate a recall of the lent securities on the Funds’ behalf. As a result, a Fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral. The Fund will bear any losses incurred from the investment of the collateral it receives. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund.

Cyber Security Risk. The Funds and their service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting a Fund or its Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject a Fund to regulatory fines or financial losses and/or cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Information Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Finally, while all companies may be susceptible to network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. These risks are heightened for information technology companies in foreign markets.

IPOs. The Funds may invest in IPOs. An IPO is when a company (called the issuer) issues common stock or shares to the public for the first time. Such securities are often issued by smaller, younger companies seeking capital but can also be done by large privately-owned companies looking to trade publicly.

IPO Risk. The purchase of IPO shares may involve high transaction costs and may involve the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

Large Shareholder Purchase and Redemption Risk. The Funds may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Funds. Such large shareholder redemptions may cause a Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. However, this risk may be limited to the extent that the Adviser and a Fund have entered into a fee waiver and/or expense limitation arrangement.

Reverse Repurchase Agreements. The Funds may enter reverse repurchase agreements whereby a Fund sells portfolio assets with an agreement to repurchase the assets at a later date at a set price. A Fund continues to receive principal and interest payments on these securities. The Funds will maintain a segregated custodial account consisting of cash or liquid securities of any type or maturity, having a value at least equal to the repurchase price, plus accrued interest.

Reverse repurchase agreements involve the risk that the value of the securities sold by a Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements are borrowings by a Fund and are subject to its investment restrictions on borrowing.

Risks of Non-Diversification. As stated above, the Long/Short Fund is classified as “non-diversified” under the 1940 Act. Non-diversification means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since it may invest a larger proportion of its assets in a single issuer than is permitted by the 1940 Act for a diversified fund, an investment in a non-diversified Fund may be subject to greater fluctuations in value than an investment in a diversified fund. Notwithstanding its non-diversified status, with respect to 50% of its total assets, the Fund may invest in securities of no more than one issuer (or any combination of issuers) limited in respect to an amount not greater in value than 25% of its total assets and, in addition to the foregoing, in securities of not more than two issuers, each limited in respect to an amount not greater in value than 12.5% of its total assets and, with respect to the remaining 50% of its total assets, the non-diversified Fund may not invest in securities of any single issuer (other than the U.S. Government, its agencies and instrumentalities) limited in respect to an amount not greater in value than 5% of its total assets. The restrictions in the immediately preceding sentence are non-fundamental and may be changed by the Trustees without shareholder approval. This policy shall not be violated so long as any discrepancy from this policy after the acquisition of a security is neither wholly nor partially the result of such acquisition.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. A Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed-income securities in order to realize capital gains or enhance income. Short-term trading may have the effect of increasing a Fund’s portfolio turnover rate. A high rate of portfolio turnover involves correspondingly higher brokerage costs that must be borne directly by the Fund and thus indirectly by the shareholders, reducing the shareholders’ return. Short-term trading may also increase the amount of taxable gains that must be distributed to shareholders.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are considered fundamental, which means they may be changed with respect to a Fund only with the approval of the holders of a majority of that Fund’s outstanding voting securities, defined under the 1940 Act as the lesser of: (1) 67% or more of that Fund’s voting securities present at a meeting if the holders of more than 50% of that Fund’s outstanding voting securities are present or represented by proxy, or (2) more than 50% of that Fund’s outstanding voting securities.

1.	A Fund may not borrow money or issue senior securities, except to the extent permitted by the 1940 Act.

2.	A Fund may not make loans to other persons, except loans of securities not exceeding one-third of the Fund’s total assets, investments in debt obligations and transactions in repurchase agreements.

3.
A Fund may not purchase, sell or invest in real estate, but, subject to its other investment policies and restrictions, may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. A Fund may hold and sell real estate acquired through default, liquidation or other distribution of an interest in real estate as a result of the Fund’s ownership of securities.

4.
A Fund may not invest in commodities or commodity futures contracts, except for transactions in financial derivative contracts, such as forward currency contracts; financial futures contracts and options on financial futures contracts; options on securities, currencies and financial indices; and swaps, caps, floors, collars and swaptions.

5.	A Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the 1933 Act when selling portfolio securities.

6.
The RMB Fund, the Financial Services Fund, the International Small Cap Fund, International Fund and Japan Fund with respect to 75% of its total assets, may not invest more than 5% of such Fund’s total assets in the securities of any single issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than: (1) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (2) securities of other investment companies.

7.	The RMB Fund will not concentrate more than 25% of the value of its total assets in any one industry.

8.
A Fund (except for the RMB Fund) shall not invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities) except that the Financial Services Fund and the Long/Short Fund will, during normal market conditions, invest at least 25% of its total assets in the financial services sector, a group of industries that includes regional and money center banks, insurance companies, home, auto and other specialty finance companies, securities brokerage firms and electronic trading networks, investment management and advisory firms, publicly traded, government-sponsored financial intermediaries, such as Fannie Mae or FHLMC, thrift and savings banks, financial conglomerates, foreign financial services companies, electronic transaction processors for financial services companies, real estate investment trusts, depository institutions and any company that derives at least 50% of its revenues from doing business with financial services companies, such as financial software companies.

With respect to Fundamental Investment Restriction 1, the 1940 Act currently permits each Fund to borrow from banks in an amount that may not exceed 33 1/3% of the value of the Fund’s total assets at the time of borrowing. In the event that a Fund’s borrowings exceed 33 1/3% of the value of the Fund’s total assets, the Fund will be required to reduce the amount of its borrowings as promptly as practicable, but in no event later than three business days.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following restrictions are non-fundamental and may be modified by the Trustees without shareholder approval. Each Fund may change the policies described below upon 60 days’ notice to shareholders.

1.	A Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid securities.

2.
A Fund may invest in other investment companies, including any closed-end or open-end investment company, hedge fund or unregistered investment company, as permitted by the 1940 Act or by such exemptions as may be granted by the Commission by any rule, regulation or order.

3.	A Fund may not invest in a company for the purpose of exercising control or management of the company.

4.
Under normal conditions, the Financial Services Fund and the Long/Short Fund will invest at least 80% of their respective net assets (plus any borrowings for investment purposes) in stocks of U.S. companies in the financial services sector; the International Small Cap Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in small capitalization companies; and under normal conditions, the Japan Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of Japanese companies.

5.
The Long/Short Fund, with respect to 50% of the Fund’s total assets, may invest in securities of no more than one issuer (or any combination of issuers) limited in respect to an amount not greater in value than 25% of its total assets and, in addition to the foregoing, in securities of not more than two issuers, each limited in respect to an amount not greater in value than 12.5% of its total assets and, with respect to the remaining 50% of its total assets, the Long/Short Fund may not invest in securities of any single issuer (other than the U.S. Government, its agencies and instrumentalities) limited in respect to an amount not greater in value than 5% of its total assets. This policy shall not be violated so long as any discrepancy from this policy after the acquisition of a security is neither wholly nor partially the result of such acquisition.

6.	The Japan Fund will limit its investments in restricted securities, including Rule 144A securities, to 15% of its total assets.
For purposes of non-fundamental investment restriction1. (above), an illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Except with respect to 300% asset coverage for borrowing required by the 1940 Act, whenever any investment restriction states a maximum percentage of a Fund’s assets that may be invested in any security, such percentage limitation will be applied only at the time the Fund acquires such security and will not be violated by subsequent increases in value relative to other assets held by the Fund.

A sector of issuers in different industries is not considered to be an industry, except as stated above with respect to the Financial Services Fund and the Long/Short Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the general policy of the Trust and each Fund that neither the Funds nor their service providers may selectively disclose a Fund’s portfolio holdings information to any current or potential investor in the Funds, including individuals, institutions and financial intermediaries, in advance of the date such information is disclosed publicly by the Fund(s).

The Board has adopted policies and procedures relating to disclosure of a Fund’s portfolio securities. These policies and procedures are designed to provide a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to Fund shareholders.

The Funds, like other typical mutual funds, rely on various service providers (including the Adviser) and other affiliated and/or unaffiliated entities, to perform all services relating to the Funds’ operations. Some services, such as custody, fund audits, proxy voting, compliance testing, and pricing of portfolio securities, require that the service provider have almost continuous access to information about a Fund’s current portfolio holdings. Other service providers, such as lawyers and accountants, are permitted to review information about a Fund’s current portfolio holdings on a periodic basis. In addition, if a Fund wants to sell certain securities in its portfolio, the Fund will have to identify those securities to the broker handling the sale. It is the Trust’s policy to grant access to portfolio information in the above and other appropriate circumstances only to the extent necessary so that the provider may perform its services relating to the Funds’ operations and the provider is subject to a duty of confidentiality, including a duty not to trade on the non-public information.

In addition, the Trust permits disclosure of non-public portfolio holdings information to third parties in limited circumstances where the Trust or a service provider has a legitimate business purpose for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information.

It is also the policy of the Trust that none of the Funds or their service providers may enter into any arrangements pursuant to which they will receive compensation or other consideration directly or indirectly in return for the disclosure of non-public information about a Fund’s portfolio holdings.

Periodic Public Disclosure

The full portfolio holdings of each Fund are filed quarterly with the Commission within the time periods prescribed by rules of the Commission. Further, information regarding each Fund’s portfolio holdings is provided to shareholders on a semi-annual basis in accordance with, and within the time periods prescribed by, rules of the Commission.

The Funds’ portfolio holdings are published monthly, with approximately a 30-day lag, on the Funds’ website. This policy is described in the Funds’ current Prospectus and may be discontinued by the Trust without notice. The Trust considers a Fund’s portfolio holdings not to be confidential on the next day after its portfolio holdings are published on the Funds’ website.

In certain instances, a Fund’s month-end portfolio holdings may be disclosed earlier than 30 days after the end of a month to certain third-parties under the following conditions: (i) for legitimate business purposes; (ii) no adverse impact is anticipated to Fund shareholders; and (iii) portfolio holdings are posted on the Funds’ website. In addition, each Fund’s month-end Top 10 holdings reports may be made available by the seventh business day after month-end.

Disclosure of Holdings to Analytical Companies

The Funds’ portfolio holdings generally are sent to certain analytical companies (e.g., Morningstar, Bloomberg, Broadridge, S&P, Thomson Financial, etc.) and investment consultants either monthly or quarterly on the next business day after a complete set of holdings is available on the Funds’ website.

Disclosure of Individual Portfolio Holdings

From time to time, employees of the Adviser or Sub-Adviser may express their views orally or in writing on securities held in the Funds with the public, media, current or prospective shareholders of the Funds, investment consultants/advisers and/or rating/ranking firms. The securities may be ones that were purchased or sold since the Funds’ most recent month-end portfolio holdings and may not yet be disclosed on the Funds’ website. In these situations, the confirmation of whether a stock is held in a Fund and its portfolio weighting as of a specific date must follow the public disclosure procedures as described above, including prompt public disclosure following such confirmation.

Disclosure of Holdings to Service Providers and Other Parties

The Funds’ portfolio holdings are disclosed to service providers on an on-going basis in the performance of their contractual duties. These providers include, but are not limited to, the Funds’ custodian, fund accountant, fund administrator, printing companies, public accounting firm and attorneys. Holdings are disclosed to service providers that perform operational services for all of the accounts managed by the Adviser, including the Funds, which include back office services, portfolio accounting and performance systems services, proxy voting services and analytical and trading systems. Employees of the Adviser (as applicable) also may have frequent access to portfolio holdings. The frequency of disclosure to these parties varies and may be as frequently as intra-day with no lag.

Various broker/dealer and other parties involved in the trading and settlement process have access to Fund portfolio information when a Fund is buying and selling securities for its portfolio.

Non-public disclosure of the Funds’ portfolio holdings will only be made to service providers and other parties who are under a duty of confidentiality to the Funds, whether by explicit written agreement or by virtue of their duties to the Funds. The Trust and the Adviser will make reasonable efforts to obtain written confidentiality agreements and prohibitions on trading based on knowledge of the Funds’ portfolio holdings with the service providers and other parties who receive the Funds’ portfolio holdings information prior to the holdings being made public. Employees of the Adviser are subject to their respective employer’s code of ethics, but the improper use of Fund portfolio holdings by other parties is possible, notwithstanding contractual and confidentiality obligations.

Board Oversight of Disclosure of Fund Portfolio Holdings

Exceptions to these policies may be granted only by the Board, the Trust’s President, Treasurer, Secretary, Senior Vice President or Chief Compliance Officer (“CCO”) upon a determination that the release of information (1) would be appropriate for legitimate business purposes and (2) is not anticipated to adversely affect Fund shareholders. Any such disclosures of Fund portfolio holdings shall be disclosed to the Board at its next regular meeting.

Notwithstanding anything herein to the contrary, the Board and an appropriate officer of the Trust, or the Trust’s President or CCO may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in these disclosure policies. (For example, the Funds may determine to not provide purchase and sale information with respect to Funds that invest in less liquid securities.)

There is no assurance that the Trust’s disclosure policies will protect the Funds from potential misuse of holdings information by individuals in possession of that information.

SERVICES FOR SHAREHOLDERS

SHAREHOLDER ACCOUNTS

When an investor initially purchases shares, an account will be opened on the books of the Trust by the transfer agent. The investor appoints the transfer agent as agent to receive all dividends and distributions and to automatically reinvest them in additional shares of the same class of shares. Distributions or dividends are reinvested at a price equal to the NAV of these shares as of the ex-dividend date.

Shareholders who do not want automatic dividend and distribution reinvestment should check the appropriate box of the new account application or notify the transfer agent and, ten business days after receipt of such notice, all dividends and distributions will be paid by check.

PURCHASE AND REDEMPTION OF SHARES

PURCHASE OF SHARES

The RMB Fund, Financial Services Fund and Long/Short Fund currently offer Class A, Class C and Class I shares. The International Small Cap Fund, International Fund and Japan Fund currently offer Class I shares. The Trustees and officers reserve the right to change or waive a Fund’s minimum investment requirements and to reject any order to purchase shares (including purchases by exchange) when in their judgment the rejection is in the Fund’s best interest.

Investor Class shares of the International Small Cap Fund, International Fund and Japan Fund are not currently being offered. Please see the Prospectus for further information regarding whether a Fund is currently offering shares of a particular class.

INITIAL SALES CHARGES ON CLASS A SHARES

Class A shares are offered at a price equal to their NAV plus a sales charge, which is imposed at the time of purchase. The sales charges applicable to purchases of Class A shares of the RMB Fund, Financial Services Fund and Long/Short Fund are described in the Funds’ current prospectus. Up to 100% of the sales charge may be re-allowed to dealers who achieve certain levels of sales or who have rendered coordinated sales support efforts. These dealers may be deemed underwriters. Other dealers will receive the following compensation:

Amount Invested	Dealer Concession as a % of Offering Price of Shares Purchased

Less than $50,000	4.50%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.50%
$250,000 but less than $500,000	2.75%
$500,000 but less than $1,000,000	1.75%
$1,000,000 or more	0.00%

OBTAINING A REDUCED SALES CHARGE FOR CLASS A SHARES

Methods of obtaining a reduced sales charge referred to in the Funds’ prospectus are described in more detail below. Sales charges may be waived for Trustees and certain affiliated persons of the Funds.

Purchases of Class A Shares of $1 Million or More. On purchases by a single purchaser aggregating $1 million or more, the investor will not pay an initial sales charge.

Rights of Accumulation. If an investor, the investor’s spouse or any children under the age of 21 already hold shares of any Fund, the investor may qualify for a reduced sales charge on its purchase of additional Class A shares. If the value of the shares the investor currently holds in any Fund, plus the amount the investor wishes to purchase is $50,000 or more, the sales charge on the Class A shares being purchased will be at the rate applicable to the total aggregate amount. The Fund’s policy is to give investors the lowest commission rate possible under the sales charge structure. To receive a reduction in your Class A initial sales charge, you must let your financial adviser or shareholder services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial adviser or shareholder services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge, including, where applicable, information about accounts opened with a different financial adviser.

Certain brokers or financial advisers may not offer these programs or may impose conditions or fees to use these programs. You should consult with your broker or your financial adviser prior to purchasing a Fund’s shares. Rights of accumulation may be amended or terminated at any time as to all purchases occurring thereafter.

Letter of Intent. If an investor intends to purchase Class A shares valued at $50,000 or more during a 13-month period, the investor may make the purchases under a Letter of Intent so that the initial Class A shares purchased qualify for the reduced sales charge applicable to the aggregate amount of the investor’s projected purchase. The investor’s initial purchase must be at least 5% of the intended purchase. Purchases made within 90 days before the signing of the Letter of Intent may be included in such total amount and will be valued on the date of the Letter of Intent. The Letter of Intent will not impose a binding obligation to buy or sell shares on either the purchaser or the Fund.

During the period of the Letter of Intent, the transfer agent will hold shares representing 3% of the intended purchase in escrow to provide payment of additional sales charges that may have to be paid if the total amount purchased under the Letter of Intent is reduced. These shares will be released upon completion of the intended investment. If the total Class A shares covered by the Letter of Intent are not purchased, a price adjustment is made, depending upon the actual amount invested within the period covered by the Letter of Intent, by a redemption of sufficient shares held in escrow for the account of the investor. A Letter of Intent can be amended: (a) during the 13-month period if the purchaser files an amended Letter of Intent with the same expiration date as the original; and (b) automatically after the end of the period, if the total purchases of Class A shares credited to the Letter of Intent qualify for an additional reduction in the sales charge. For more information concerning the Letter of Intent, see the application form or contact the Fund’s transfer agent at 1-800-462-2392.

Ongoing Charges and Fees. Class A shares for the RMB Fund and the Financial Services Fund are subject to an annual Rule 12b-1 distribution and shareholder services fee of 0.25% (discussed below under “12b-1 Distribution Plan”). Class A shares for the Long/Short Fund is subject to an annual Rule 12b-1 distribution and shareholder services fee of 0.30% (discussed below under “12b-1 Distribution Plan”). Class A shares have lower minimum investment thresholds than the Class I shares.

CLASS C SHARE PURCHASES

Class C shares are sold at the NAV next determined after receipt of an investor’s purchase order, with a maximum purchase order of $500,000. Class C shares are not subject to an initial sales charge but may be subject to a CDSC upon redemption. Brokers that initiate and are responsible for purchases of such Class C shares of that Fund may receive an up-front commission at the time of sale of up to 1.00% of the purchase price of Class C shares of the Fund. Class C shares do not convert into any other class of shares.

If Class C shares of a Fund are redeemed within one year after the end of the calendar month in which a purchase order was accepted, a 1% CDSC will be charged by calculating a percentage on the NAV of the shares redeemed at the time of purchase or sale, whichever is lower. The CDSC will be deducted from the redemption proceeds otherwise payable to the shareholder. In the case of Class C shares, 12b-1 fees, together with the CDSC, are used to finance the costs of up-front commissions paid to dealers and investment representatives.

Ongoing Charges and Fees. Class C shares for the RMB Fund, the Financial Services Fund and the Long/Short Fund are subject to an annual Rule 12b-1 fee of 0.75% and shareholder service fee of 0.25%. Class C shares have lower minimum investment thresholds than the Class I shares.

INVESTOR CLASS SHARES

Investor Class shares, once available, will be sold at the NAV next determined after receipt of an investor’s purchase order. Investor Class shares are not subject to an initial sales charge and are not subject to a contingent deferred sales charge (“CDSC”) upon redemption. Investor Class shares are subject to an annual Rule 12b-1 distribution and shareholder services fee of 0.25% (discussed below under “12b-1 Distribution Plan”). Investor Class shares have lower minimum investment thresholds than the Class I shares.

CLASS I SHARE PURCHASES

Class I shares are sold at the NAV next determined after receipt of an investor’s purchase order. Class I shares are not subject to an initial sales charge, a CDSC upon redemption, or a Rule 12b-1 fee. Class I shares do not convert into any other class of shares.

EXEMPTIONS FROM CDSC

No CDSC will be imposed on Class I shares. No CDSC will be imposed on Class C shares in the following instances:

(a)	redemptions of shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the NAV; and

(b)	redemptions of shares acquired through reinvestment of income, dividends or capital gains distributions.

The CDSC will be waived for redemptions of Class C shares in connection with:

•
distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Code or from custodial accounts under Code Section 403(b)(7), individual retirement accounts (“IRAs”) under Code Section 408(a), deferred compensation plans under Code Section 457 and other employee benefit plans (“plans”);

•	withdrawals under an automatic withdrawal plan where the annual withdrawal does not exceed 10% of the opening value of the account (only for Class C shares); and

•	redemptions following the death or disability of a shareholder.

In determining whether the CDSC on Class C shares is payable, it is assumed that shares not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased.

REDEMPTION OF SHARES

Investors in the Funds may redeem shares on any day the Funds are open for business — normally when the NYSE is open — using the proper procedures described below. See “Net Asset Value” for a list of the days on which the NYSE will be closed.

1.
Through Participating Dealers Or Other Financial Intermediaries. If an investor’s account has been established by a participating dealer or other financial intermediary, the investor should contact their financial adviser or financial intermediary to assist the investor with the redemption. Requests received by a financial adviser or financial intermediary before the close of the NYSE and transmitted to the transfer agent by its close of business that day will receive that day’s NAV.

2.
Redemption Directly through the Transfer Agent. Redemption requests sent by mail to the transfer agent will receive the NAV of the shares being redeemed that is next determined after the request is received in “good form.” “Good form” means that the request is signed in the name in which the account is registered and the signature is guaranteed by a guarantor who participates in the medallion signature guarantee program. Eligible guarantors include member firms of a national securities exchange, certain banks and savings associations and, credit unions, as defined by the Federal Deposit Insurance Act. An investor should verify with the transfer agent that the institution is an acceptable (eligible) guarantor before signing. The transfer agent reserves the right to request additional confirmation from guarantor institutions, on a case by case basis, to establish eligibility. A guarantee from a notary public is not acceptable. Redemption requests for $50,000 or less (whether written or telephonic), which are payable to the registered owner at the legal address of record do not require an additional medallion signature guarantee at the time of redemption.

3.
Redemption by Telephone. Unless an investor has elected otherwise on its new account application, redemption requests may be made by telephone with the transfer agent for amounts of up to $50,000. The investor or its financial professional can sell shares of the Fund by calling 1-800-462-2392. Please press 1 and follow the automated menu to speak with a customer service representative of the Fund. A check will be mailed to the investor on the following business day.
Redemption requests by a corporation, trust fiduciary, executor or administrator (if the name and title of the individual(s) authorizing such redemption is not shown in the account registration) must be accompanied by a copy of the resolution or other legal documentation appointing the authorized individual, signed and certified within the prior 60 days. The investor may obtain from the transfer agent, forms of resolutions and other documentation, which have been prepared in advance to help shareholders comply with the Funds’ procedures.

The Funds do not charge for their services in connection with the redemption of Fund shares, but upon prior notice may charge for such services in the future. Other securities firms may charge their clients a fee for their services in effecting redemptions of shares of the Funds.

Terms of Redemptions. The amount of your redemption proceeds will be based on the NAV next computed after the transfer agent receives the redemption request in proper form. Payment for the redemption normally will be mailed to the shareholder, except as provided below. A shareholder’s redemption proceeds will normally be mailed or wired the day after the redemption is processed. If the shareholder purchased shares by check, the payment of redemption proceeds may be delayed until the purchase check has cleared, which may take fifteen or more days. This potential delay can be avoided by purchasing shares with federal funds or a certified check.

Beneficial owners of shares held of record in the name of the participating dealer or other financial intermediary may redeem their shares only through that firm. The right of redemption may be suspended or the date of payment postponed under certain emergency or extraordinary situations, such as suspension of trading on the NYSE, or when trading in the markets a Fund normally uses is restricted or an emergency exists, as determined by the Commission, so that disposal of a Fund’s assets or determination of its NAV is not reasonably practicable, or for such other periods as the Commission by order may permit.

Each Fund reserves the right to redeem a shareholder’s account if its value, due to redemptions and not as a result of a decline in market value, is less than the minimum initial investment amount applicable to such share class and account type. The affected Fund will give the shareholder 60 days’ notice to increase the account value to the minimum purchase amount. Redemption proceeds will be mailed in accordance with the procedures described above.

Redemptions in Kind. Although the Funds would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities, as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, a brokerage charge will be incurred and the shareholder may be subject to tax on any appreciation of such securities. The Funds will value securities distributed in an in kind redemption at the same value as is used in determining NAV. During periods of distressed market conditions, when a significant portion of a Fund’s portfolio may be comprised of less-liquid investments, a Fund may be more likely to pay redemption proceeds by giving you securities. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Purchases, Redemptions or Exchanges Through Authorized Broker-Dealers or Investment Professionals. Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the current Prospectus and this SAI. Your dealer will provide you with specific information about any processing or service fees that you may be charged.

REINSTATEMENT PRIVILEGE (CLASS A and CLASS C SHARES)

A shareholder of Class A or Class C shares who has redeemed such shares and has not previously exercised the reinstatement privilege may reinvest any portion or all of the redemption proceeds in Class A shares at NAV (without a front-end sales charge), provided that such reinstatement occurs within 120 calendar days after such redemption and the account meets the investment requirements as described in the prospectus for the Funds’ Class A shares. This privilege may be modified or terminated at any time by the Funds.

In order to use this privilege, the shareholder must clearly indicate by written request to the applicable Fund that the purchase represents a reinvestment of proceeds from previously redeemed Class A or Class C shares. If a shareholder realizes a gain on a redemption of shares, this gain is taxable for federal income tax purposes even if all of such proceeds are reinvested. If a shareholder incurs a loss on a redemption and reinvests the proceeds in the same Fund, part or all of such loss may not be currently deductible for such tax purposes. See “Federal Income Taxes” below.

The reinstatement privilege may be used by each shareholder only once, regardless of the number of shares redeemed or repurchased. However, the privilege may be used without limit in connection with transactions for the sole purpose of transferring a shareholder’s interest in a Fund to his or her IRA or other tax-qualified retirement plan account.

NET ASSET VALUE

Each Fund determines its NAV of each class on each business day as of the close of regular trading (generally 4:00 p.m. Eastern time) on the NYSE by dividing the Fund’s net assets attributable to that class by the number of its shares of that class outstanding. If the NYSE closes early, the Funds accelerate the determination of NAV to the closing time. For purposes of calculating the NAV of Fund shares, the Funds use the following procedures. For purposes of determining NAV, expenses of the classes of a Fund are accrued daily and taken into account. Each Fund’s Investor Class shares and Class I shares are offered at NAV without the imposition of an initial sales charge or a CDSC.

Each Fund values the securities in its portfolio on the basis of official closing or last reported sale prices on the security’s primary exchange, the mean of the closing or last reported bid and ask prices for the security, or valuations provided by independent pricing services.

Equity securities, warrants, ETFs, and ADRs listed on a U.S. exchange or Over-the-Counter market are valued using the last reported sale price on the market on which the security primarily trades. Equity securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. The Funds generally value exchange-traded securities for which no sales are reported or there is no closing price on a valuation day at the last available bid price. If there is no such last sale reported, securities will be valued at the mean between the highest closing bid and lowest closing asked prices on the market in which the security primarily trades. In addition, the values of foreign securities denominated in non-U.S. dollar currencies will be converted to U.S. dollars utilizing foreign exchange rates in effect as of the time established for determining the respective Fund’s NAV. Such foreign exchange rates shall be provided by an independent pricing service, bank or broker-dealer, as approved by the Adviser. If quotations are not readily available, or the value of foreign securities has been materially affected by events occurring after the closing of a foreign market, the Funds may value their assets by a method approved by the Board as reflecting fair value.

Debt securities, including bonds, notes, debentures, certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 calendar days for which reliable market quotations are readily available, shall be valued at the closing price as provided by a Board-approved pricing service. The pricing service will generally rely either on the latest bid and asked price or on electronic data processing techniques (matrix pricing) to value normal institutional size trading units of debt securities without exclusive reliance upon quoted prices. In the absence of a price from the pricing service, such debt securities will be valued at the mean between the highest closing bid and lowest closing asking prices obtained from market makers. Debt securities with a remaining maturity of 60 days or less are valued at amortized cost, subject to Board oversight.

Exchange-traded options are valued at the mean between the highest closing bid and lowest closing asking price, and if unavailable, second, at the composite mean between the highest closing bid and lowest closing asking prices. In the absence of a composite mean, options shall be valued at the bid on the exchange on which the option primarily trades. Exchange-traded futures contracts and options on futures contracts are valued at the final settlement price or official closing price on the principal exchange on which the instrument is traded. If there is no such price, the value will be the mean between the highest closing bid and the lowest closing asking prices on the principal exchange.

When valuations from such pricing sources discussed above are not readily available or determined by the Adviser to be unreliable, a Fund will use a security’s fair value as determined in good faith pursuant to procedures approved by the Board.

The Board has approved the use of a third-party vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAV may differ from quoted or official closing prices. Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon its sale. It is possible that market timers may attempt to buy or sell Fund shares to profit from price movements in foreign markets that are not yet reflected in a Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments. The Trust’s use of fair value pricing is designed to more accurately reflect the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage; however, the Trust’s process may not be effective in preventing short-term NAV arbitrage trading.

On any day an international market is closed and the NYSE is open, any foreign securities will be valued at the prior day’s close, as may be fair valued, with the current day’s exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund’s NAV is not calculated. Consequently, a Fund’s portfolio securities may trade and the NAV of that Fund’s shares may be significantly affected on days when a shareholder has no access to that Fund.

The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

FEDERAL INCOME TAXES

The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations, including the application of state, local and foreign tax laws.

The discussions of the federal income tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

Each series of the Trust, including each Fund, is treated as a separate corporation for U.S. federal income tax purposes. Each Fund has elected, qualified, and intends to continue to qualify for each taxable year as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, each Fund intends to comply with the requirements of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets. If each Fund meets all such requirements, each Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to shareholders in accordance with the timing and other requirements of the Code. If a Fund did not qualify as a regulated investment company, it would be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level, and when such income is distributed to a further tax at the shareholder level.

Each Fund will be subject to a 4% non-deductible U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year. Each Fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things: (i) derive at least 90% of its gross income for each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (as defined in Section 851(h) of the Code) (the “90% income test”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. Government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited in respect to any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships. For the purposes of the 90% income test, the character of income earned by certain entities in which a Fund invests that are not treated as corporations ( e.g., partnerships, other than qualified publicly traded partnerships, or trusts) for U.S. federal income tax purposes will generally pass through to such Fund. Consequently, a Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other non-qualifying income. The requirements for qualification as a regulated investment company may also significantly limit the extent to which a Fund may invest in certain other investments.

If a Fund qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of: (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid; and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if a Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

For U.S. federal income tax purposes, all distributions are taxable to a shareholder whether paid in cash or in shares, except as discussed below. Distributions from a Fund’s investment company taxable income are taxable either as ordinary income or, if so reported by a Fund in written statements furnished to its shareholders and certain other conditions are met, as “qualified dividend income,” as that term is defined in Section 1(h)(11)(B) of the Code, taxable to individual shareholders at long-term capital gain rates. The maximum individual rate applicable to qualified dividend income and long-term capital gains is currently 20%, plus the Medicare tax discussed below. Distributions from a Fund’s sale of “collectibles,” including gold bullion, held for more than twelve months is taxed at a maximum rate of 28%, rather than the rate associated with qualified dividend income and long-term capital gains. Distributions from a Fund’s net capital gain, if any, are taxable to a Fund’s shareholders as long-term capital gains for U.S. federal income tax purposes without regard to the length of time a shareholder has held shares of the Fund.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of individual shareholders, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Dividend income distributed to individual shareholders will generally be taxed at long-term capital gain rates to the extent that such dividends are attributable to qualified dividend income from a Fund’s investments in U.S. companies and certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholder. A foreign corporation generally is treated as a qualified foreign corporation if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States. A foreign corporation that does not meet such requirements will be treated as qualifying with respect to dividends paid by it if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by a Fund from passive foreign investment companies will not qualify for long-term capital gain rates.

A dividend that is attributable to qualified dividend income of a Fund that is paid by the Fund to an individual or other non-corporate shareholder will not be taxable as qualified dividend income to such shareholder if: (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Distributions by a Fund in excess of its current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. Because a return of capital distribution reduces the basis of a shareholder’s shares, a return of capital distribution may result in a higher capital gain or lower capital loss when the shares are sold. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. A Fund that receives qualified REIT dividends may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from a Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If a Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction.

Any dividend declared by a Fund in October, November or December to shareholders of record during one of those months and paid the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the year in which it is declared. In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Options written or purchased and futures contracts entered into by a Fund on certain securities, indices and foreign currencies, as well as certain forward foreign currency contracts, may cause a Fund to recognize gains or losses from marking-to-market even though those options may not have lapsed, been closed out, sold, or exercised, or those futures or forward contracts may not have been performed, sold or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by a Fund as long-term or short-term. Additionally, a Fund may be required to recognize gain if an option, futures contract, forward contract, short sale, swap or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by a Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though a Fund may receive no corresponding cash amounts, possibly requiring the disposition of Fund securities or borrowing to obtain the necessary cash. Losses on certain options, futures or forward contracts, swaps and/or offsetting positions (Fund securities or other positions with respect to which a Fund’s risk of loss is substantially diminished by one or more options, futures or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable a Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures, forward contracts, swaps, straddles, caps, floors, collars and swaptions may affect the amount, timing and character of the Fund’s income and gains or losses and hence of its distributions to shareholders.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, each Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

Each Fund may also acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends received deduction and generally will not constitute qualified dividend income.

Under a notice issued by the Internal Revenue Service (the “IRS”), a portion of a Fund’s income from residual interests in real estate mortgage investment conduits (“REMICs”) or from a REIT (or other pass-through entity) that is attributable to the REIT’s residual interest in a REMIC or an equity interest in a taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or taxable mortgage pool interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss and may affect the amount, timing and character of distributions to shareholders.

Each Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains, with respect to its investments in such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Investors in a Fund would be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain holding period requirements and other provisions and limitations contained in the Code, only if more than 50% of the value of the applicable Fund’s total assets at the close of the taxable year were to consist of stock or securities of foreign corporations and the Fund were to file an election with the IRS. Because the investments of the Funds are such that each Fund expects that it generally will not meet this 50% requirement, shareholders of each Fund generally will not directly take into account the foreign taxes, if any, paid by that Fund and will not be entitled to any related tax credits. Such taxes will reduce the amounts these Funds would otherwise have available to distribute. A Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income that must be distributed to shareholders to avoid Fund-level tax.

If a Fund acquires any equity interest (including, under Treasury regulations that may be promulgated in the future, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” actually or constructively received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually realized is timely distributed by a Fund to its shareholders. The Fund will not be able to pass through to its shareholders any credit for such a tax. Elections may generally be available to ameliorate these adverse tax consequences, but any such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage stock holdings, if any, in passive foreign investment companies to minimize each Fund’s tax liability or maximize its return from these investments.

Dividends received by a Fund, if any, from U.S. domestic corporations in respect of any shares of the stock of such corporations with a holding period in an unleveraged position of at least 46 days (91 days in the case of certain preferred stock), extending before and after the ex-dividend dates and distributed and reported by the Fund in written statements furnished to its shareholders (except for capital gain dividends received from a regulated investment company) may be eligible for the 50% dividends received deduction generally available to a corporation under the Code. Corporate shareholders must meet the minimum holding period requirements referred to above with respect to their shares of the applicable Fund, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to Fund shares, in order to qualify for the deduction and, if they borrow to acquire, or otherwise incur debt attributable to, such shares, they may be denied a portion of the dividends-received deduction. Any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its Fund shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, and, to the extent such basis would be reduced below zero, current recognition of income would be required.

Upon a redemption of shares of a Fund (including a systematic withdrawal), an exchange of shares in a Fund for shares of another Fund of the Trust or any other disposition of shares of a Fund in a transaction that is treated as a sale for tax purposes, a shareholder that is subject to tax generally will realize a taxable gain or loss on the difference between the redemption proceeds and the shareholder’s tax basis in his shares. Such gain or loss will generally be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands. Generally, a shareholder will recognize long-term capital gain or loss if the shares were held by the shareholder for over twelve months at the time of their redemption, exchange or other disposition and, if not held for such period, short-term capital gain or loss. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

In addition, if Class A shares or Class C shares that have been held for less than 91 days, (1) are redeemed and reinvested prior to January 31 of the calendar year following the year such shares were redeemed in Class A shares of a Fund at NAV pursuant to the reinstatement privilege, or (2) Class A shares are exchanged for Class A shares in another Fund at NAV pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are redeemed or exchanged will, for purposes of computing tax gain or loss on the redemption or exchange, not be included in their tax basis of such shares under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the reinstatement or exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange.

Any loss realized on a redemption or other disposition of shares may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other investments in the same Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions) or other substantially identical securities within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of the shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired. Withdrawals under the automatic withdrawal plan involve redemptions of shares, which are subject to the tax rules described above. Additionally, reinvesting pursuant to the reinstatement privilege does not eliminate the possible recognition of gain or loss upon the initial redemption of Fund shares but may require application of some of these tax rules (e.g., the wash sale rules).

Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales of Fund shares or exchanges of shares in a Fund for shares of another Fund of the Trust unless the acquisition of the Fund shares was debt financed. A plan participant whose retirement plan invests in a Fund generally also is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account (other than certain distributions from a Roth IRA or Coverdell education savings account) generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisers for more information.

The foregoing discussion relates solely to U.S. federal income tax consequences for shareholders who are U.S. persons (i.e., U.S. citizens or residents and U.S. corporations, partnerships, trusts or estates) and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, the discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt or tax-advantaged plans, accounts or entities, insurance companies, securities dealers and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange of shares in a Fund for shares of another Fund of the Trust) of Fund shares may also be subject to state and local taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent, if any, a Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) investments in certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, as well as the U.S. federal, and any other state, local or foreign, tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

Shareholders may be subject to a current 24% backup withholding on reportable payments, including dividends, capital gain distributions, and the proceeds of redemptions (and exchanges) of shares, if they fail to furnish the Funds with their correct taxpayer identification number and certain certifications. A Fund may also be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Non-U.S. investors (i.e., nonresident aliens, foreign corporations and other foreign investors) may be subject to different U.S. federal income tax treatment. These investors may be subject to a withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on dividends from a Fund. However, the Funds will generally not be required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. A Fund may choose not to designate such amounts. Non-U.S. investors will generally not be subject to U.S. tax on gains realized on the sale or redemption of shares in a Fund or on exchanges of shares in a Fund for shares of another Fund of the Trust, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from a Fund.

In contrast, if a non-U.S. investor conducts a trade or business in the United States and an investment in a Fund is effectively connected with that trade or business, then the non-U.S. investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. person.

Each Fund will generally be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act or fail to provide the Fund with an effective IRS Form W-8.

Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or a former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if a Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USPRIs by the Fund and (b) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons and will be subject to U.S. federal withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder’s current and past ownership of a Fund.

In addition, if a Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled qualified investment entities.

Non-U.S. investors should consult their tax advisers regarding the tax treatment described above and the application of foreign taxes to an investment in the Funds.

The Funds may be subject to state or local taxes in any jurisdiction where the Funds may be deemed to be doing business. In addition, in those states or localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under U.S. federal income tax laws, and an investment in the Fund may have tax consequences for shareholders different from those of a direct investment in the Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning these matters.

TRUST GOVERNANCE

THE BOARD

The following table provides basic information about the Trustees, including their names, the date each was first elected or appointed to office, the principal business occupations of each during at least the last five years and other directorships held. Each Trustee serves a term of unlimited duration. The mailing address of each Trustee and officer for purposes of Trust business is c/o RMB Investors Trust, 115 S. LaSalle Street, 34th Floor, Chicago, Illinois 60603.

Name, Address and Age	Position Held with the Funds	Term of Office and Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
INDEPENDENT TRUSTEES
MARGARET M. EISEN (1953)	Trustee and Chair	since 2013	Trustee, Smith College, 2012-2016; Chief Investment Officer, EAM International LLC (finance and asset management), 2003- 2013; and Managing Director, CFA Institute, 2005-2008.	9	Board of Directors, IronBridge Funds, Inc. (3 series), 2017 – Present; Board of Trustees, Columbia Acorn Trust (8 series) and Wanger Advisors Trust (3 series), 2002-Present.
PETER BORISH (1959)	Trustee	since 2015	President, Computer Trading Corporation (financial consulting firm), since 1995.	9	None.
WILLIAM F. CONNELL (1944)	Trustee	since 2012	Founding Partner/Attorney, Connell & Andersen LLP, since 2012, law firm (formerly Connell & Taylor) (1987- 1997); and Founding Partner, Connell & Wiener (1997-2012).	9	None.
ROBERT SABELHAUS (1948)	Trustee	since 2015	Retired since 2008. Formerly, Senior Executive Vice President, Legg Mason Inc.	9	None.

BOARD STRUCTURE

The direction and supervision of the Trust is the responsibility of the Board. The Board establishes each Fund’s policies and oversees and reviews the management of each Fund. The Board reviews the services provided by the Adviser, Mendon and U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (the “Administrator” or “Fund Services”) to ensure that each Fund’s general investment policies and programs are being carried out and administrative services are being provided to the Funds in a satisfactory manner. Fund Services serves as the administrator for all of the Funds.

The Board is comprised of four Trustees (the “Independent Trustees”), none of whom is considered an “interested person” as defined in the 1940 Act (an “Interested Trustee”). The Board has appointed Ms. Eisen as its Chair. Each Trustee serves until a successor is elected, the Trustee resigns or is removed, the Trust terminates, or reaching the Trust’s mandatory retirement age of Independent Trustees (or any extension thereof). The Board may grant one or more extensions of service of up to 12 months to Independent Trustees who have reached the age of retirement.. The Trustees appoint their own successors, provided that at least two-thirds of the Trustees, after such appointment, have been elected by shareholders. All of the currently serving Trustees have been elected by shareholders. Shareholders may remove a Trustee, with or without cause, upon the vote of two-thirds of the Trust’s outstanding shares at any meeting called for that purpose. A Trustee may be removed with or without cause by a written instrument signed by a majority of the Trustees.

The Trustees annually evaluate the performance of the Board, which evaluation includes considering the effectiveness of the Board’s committee structure. The Board believes that its leadership structure is appropriate in light of the asset size of the Trust, the number of Funds offered by the Trust, the nature of its business, and is consistent with industry practices. In particular, the Board believes that having all Independent Trustees is appropriate and in the best interests of Fund shareholders. The Board believes the existing structure enables it to exercise effective oversight over the Funds and their operations.

COMMITTEES

The Board has established three standing committees: the Audit Committee, the Nominating Committee and the Valuation Committee. Each committee is chaired by and comprised solely of Independent Trustees.

The Audit Committee of the Board consists of Ms. Eisen, Mr. Borish and Mr. Sabelhaus, each an Independent Trustee. Ms. Eisen is the chair of the Audit Committee and is the designated Audit Committee Financial Expert. The Audit Committee reviews the scope and results of the Trust’s annual audit with the Trust’s independent registered public accounting firm and recommends the engagement of such accounting firm. The Audit Committee met three times during the fiscal year ended December 31, 2018.

The Nominating Committee of the Board consists of Mr. Connell, Mr. Borish and Mr. Sabelhaus, each an Independent Trustee. Mr. Connell is chair of the Nominating Committee. The Nominating Committee is responsible for considering candidates for election to the Board in the event a position is vacated or created. The Nominating Committee meets as necessary. The Nominating Committee did not meet during the fiscal year ended December 31, 2018. As long as an existing Independent Trustee continues, in the opinion of the Nominating Committee, to satisfy certain criteria used in evaluating candidates for independent trustee, the Board anticipates that the Nominating Committee would favor the re-nomination of an existing Trustee rather than a new candidate. Consequently, while the Nominating Committee will consider candidates timely recommended by shareholders to serve as a trustee, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Trust. Any recommendation should be submitted in writing to the Secretary of the Trust, c/o RMB Capital Management, LLC, 115 S. LaSalle Street, 34th Floor, Chicago, Illinois 60603. Any submission should include at a minimum the following information: as to each individual proposed for election or re-election as an Independent Trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Trust that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination. In a case where the Trust is holding a meeting of shareholders, any such submission, in order to be considered for inclusion in the Trust’s proxy statement, should be submitted within a reasonable time before the Trust begins to print and mail its proxy statement. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any timely submitted shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee or other Independent Trustees. The Trust’s charter for the Nominating Committee specifically precludes discrimination against nominees on the basis of age, race, religion, national origin, sex, sexual orientation, disability, or any other basis proscribed by law.

The Board Valuation Committee consists of Ms. Eisen and Mr. Connell, each an Independent Trustee. The Board has delegated responsibility for pricing and fair valuation determinations for portfolio securities to the Adviser, subject to oversight of the Board. The Valuation Committee has responsibility for oversight of the Adviser’s Valuation Committee and implementation of the Fund’s valuation policies and procedures. The Valuation Committee did not meet during the fiscal year ended December 31, 2018.

RISK OVERSIGHT

As part of its responsibilities for oversight of the Trust and the Funds, the Board oversees risk management of each Fund’s investment program and business affairs. Day-to-day risk management functions are subsumed within the responsibilities of the Funds’ Adviser and other service providers (depending on the nature of the risk). The Funds are subject to a number of risks, including investment, compliance, valuation, and operational risks. The Board interacts with and reviews reports from the Adviser, the independent registered public accounting firm for the Funds and the Administrator regarding risks faced by the Funds and the service providers’ risk functions. The Board performs its oversight responsibilities as part of its Board and Committee activities. The Board has delegated to the Audit Committee oversight responsibility of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements as they relate to the financial statements, the independent auditor’s qualifications and independence, the Trust’s internal controls over financial reporting, the Trust’s disclosure controls and procedures and the Trust’s Code of Business Conduct and Ethics pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee reports areas of concern, if any, to the Board for discussion and action.

The Board has approved the Trust’s compliance program and appointed the Trust’s CCO, who is responsible for testing the compliance procedures of the Trust and certain of its service providers. Senior management of the Adviser and the CCO report at least quarterly to the Board regarding compliance matters relating to the Trust, and the CCO annually assesses (and reports to the Board regarding) the operation of the Trust’s compliance program. The Independent Trustees also regularly meet outside the presence of management and have engaged independent legal counsel to assist them in performing their oversight responsibilities.

QUALIFICATIONS AND EXPERIENCE OF TRUSTEES AND NOMINEES

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among other attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all the shareholders. A Trustee’s ability to perform the duties effectively may have been attained through educational background or professional training; business, consulting or academic positions; experience from service as a Trustee of the Trust, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills of each Trustee that support the conclusion that each person is qualified to serve as a Trustee.

Mr. Borish has served as an Independent Trustee on the Board since 2015. His relevant experience includes over 30 years of experience with financial, regulatory and investment matters, including as a founder, chief executive officer and trader for multiple hedge fund firms as well as a trading coach. Mr. Borish has experience with board functions through his position on the boards of various charitable organizations and as a result of his service as an Independent Trustee for the past four years.

Mr. Connell has served as an Independent Trustee on the Board since 2012. His relevant experience includes over 45 years of experience in law and business, including founding a legal practice focusing on international banking, as well as advising lenders in corporate finance, asset-backed finance, commodity finance and other lending transactions. Mr. Connell has experience with board functions through his service as an Independent Trustee for the past seven years.

Ms. Eisen has served as an Independent Trustee on the Board since 2013. Her relevant experience includes experience with financial, regulatory and investment matters as a result of her position as a managing director with responsibility for multibillion dollar portfolios of equities, both public and private, at two of the largest corporate pension funds in the United States. She also acquired such experience through her position as a managing director of the CFA Institute, which sets standards for measuring competence and integrity in the fields of portfolio management and investment analysis. Ms. Eisen has experience with board functions through her former position as a director of a public operating company and her service as an independent trustee on the boards of other registered investment companies for the past fifteen years and her service as an Independent Trustee for the past six years.

Mr. Sabelhaus has served as an Independent Trustee on the Board since 2015. His relevant experience includes over 40 years of experience with financial, regulatory and investment matters as a result of his positions in management with large financial industry corporations, including as a senior executive officer of a major asset management firm. Mr. Sabelhaus has experience with board functions through his service as an Independent Trustee for the past four years.

SECURITY AND OTHER INTERESTS

The table below sets forth the dollar range of equity securities beneficially owned by each Trustee in all registered investment companies overseen by the Trustee within the Trust’s family of investment companies, as defined in Form N‑1A under the 1940 Act, as of December 31, 2018.

Name of Trustee INDEPENDENT TRUSTEES	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[1]

Peter F. Borish	RMB Fund – None Financial Services Fund – None Long/Short Fund – None International Small Cap Fund – None International Fund – None Japan Fund – None	None

William F. Connell	RMB Fund – $10,001-$50,000 Financial Services Fund – None Long/Short Fund – None International Small Cap Fund – None International Fund – None Japan Fund – None	$10,001-$50,000

Margaret M. Eisen	RMB Fund – None Financial Services Fund – None Long/Short Fund – None International Small Cap Fund – None International Fund – None Japan Fund – None	None

Robert G. Sabelhaus	RMB Fund – None Financial Services Fund – None Long/Short Fund – None International Small Cap Fund – None International Fund – None Japan Fund – None	None

*    Securities “beneficially owned” as defined by rules promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”), include direct and or indirect ownership of securities where the Trustee’s economic interest is tied to the securities, the Trustee can exert voting power and where the Trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over $100,000.

1    As of December 31, 2018, the RMB family of Funds consisted solely of the six Funds disclosed in this SAI.

For the two-year period ended December 31, 2018, none of the Independent Trustees, or their immediate family members, owned, beneficially or of record, any securities in the Adviser or principal underwriter of the Trust, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or principal underwriter of the Trust.

COMPENSATION OF TRUSTEES AND OFFICERS

Officers affiliated with the Adviser are not compensated by the Trust for their services. The Trust typically pays the Independent Trustees an annual retainer and a per-meeting fee and reimburses them for their expenses associated with attendance at meetings. The aggregate amount of compensation paid to each Independent Trustee by the Trust with respect to the RMB Fund, Financial Services Fund and Japan Fund for the fiscal year ended December 31, 2018, was as follows:

Name of Person, Position	Aggregate Compensa-tion from the RMB Fund*	Aggregate Compensa-tion from Financial Services Fund*	Aggregate Compensa-tion from Long/Short Fund*	Aggregate Compensa-tion from the Internatio-nal Small Cap Fund	Aggregate Compensa-tion from the Internatio-nal Fund	Aggregate Compensa-tion from the Japan Fund	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensa-tion from Trust and Fund Complex*
INDEPENDENT TRUSTEES
Peter F. Borish	$4,681	$39,107	$13,032	$1,044	$3,598	$1,538	N/A	$63,000
William F. Connell	$4,387	$36,718	$12,231	$960	$3,332	$1,372	N/A	$59,000
Margaret M. Eisen	$6,056	$50,648	$16,908	$1,350	$4,596	$1,942	N/A	$81,500
Robert G. Sabelhaus	$4,681	$39,107	$13,032	$1,044	$3,598	$1,538	N/A	$63,000

* Amount does not include reimbursed expenses for attending Board and applicable Committee meetings.

OFFICERS

Name, Address and Age	Position Held with the Funds	Term of Office and Time Served	Principal Occupation During the Past 5 Years	Other Directorships held by Officer

OFFICERS
WALTER H. CLARK (1968)	President	since 2016	Chief Operating Officer of the Adviser, since 2010.
Director, IronBridge Funds, 2010-present (3 series). Director, 1837 Partners, Ltd., 2007-present; Director, Iron Road Multi-Strategy Fund Ltd., 2014-present; Director, Director, Mendon Global Long/Short Financial QP Offshore Fund Ltd., 2018-present; Director, Twin Lake Total Return Partners QP Ltd., 2012-present.

MAHER HARB (1968)	Chief Financial Officer and Treasurer	since 2016	Chief Financial Officer of the Adviser, since 2008.	N/A
JOHN G. DAVIS (1970)	Chief Compliance Officer	since 2017
Chief Compliance Officer, IronBridge Funds, since 2010; President, Secretary and Chief Executive Officer, IronBridge Funds, 2010-2017; Chief Compliance Officer, IonBridge Capital Management, L.P. (2003-2017).
N/A
FRANK A. PASSANTINO (1964)	First Vice President, Assistant Secretary and Anti-Money Laundering Compliance Officer	since 1990 since 1999
First Vice President of the Adviser (since 2016); First Vice President, Burnham Asset Management Corporation (funds’ former investment adviser) (1990-2016); and First Vice President, Burnham Securities, Inc. (1990- 2016).
N/A
KRISTA L. RIVERS (1970)	Senior Vice President	since 2016	Senior Vice President, Director of Institutional Client Service of the Adviser, since 2014; and Senior Vice President, Ariel Investments, LLC from 1993-2014.	N/A
LAURA A. FLENTYE (1969)	Senior Vice President and Secretary Vice President	since 2018 2017
Chief Administrative Officer since 2018; Vice President, Business Administration, of the Adviser (2017); Chief Operating Officer and Chief Compliance Officer, Cupps Capital Management, LLC (2000-2016).

Director, 1837 Partners, Ltd., 2018-present; Director, Iron Road Multi-Strategy Fund Ltd., 2018-present; Director, Mendon Global Long/Short Financial QP Offshore Fund Ltd., 2018-present; Director, Twin Lake Total Return Partners QP Ltd., 2018-present.

PORTFOLIO MANAGERS

Other Accounts Managed

The following table provides information about funds and accounts, other than the Funds, for which the Funds’ portfolio managers were primarily responsible for the day-to-day portfolio management as of December 31, 2018.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Other Accounts and Total Assets for Which Advisory Fee is Performance Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

RMB Fund
Todd Griesbach	None	None	1,700 accounts $1 billion in assets	None	None	None

Financial Services Fund and Long/Short Fund
Anton Schutz	None	5 accounts $334,100,498 in assets	1 account $24,276,352 in assets	None	5 accounts $334,100,498 in assets	1 account $24,276,352 in assets

International Small Cap Fund and International Fund
Egor Rybakov	None	None	118 accounts $82,919,889 in assets	None	None	None

Robert Gwin	None	None	None	None	None	None

Japan Fund
Masa Hosomizu	43 accounts $28.3 million in assets	1 account $104 million in assets	None	None	2 accounts $30 million in assets	None

Description of Compensation

The Adviser’s investment team, including the Funds’ portfolio managers, is compensated in various forms, which typically includes the following: (i) a base salary, (ii) individual bonus, and (iii) profit sharing. Compensation is used to reward, attract and retain high quality investment professionals.

The investment team is evaluated and accountable at three levels. The first level is individual contribution to the research and decision-making process, including the quality and quantity of work achieved. The second level is teamwork, generally evaluated through contribution within sector teams. The third level pertains to overall portfolio and firm performance.

Fixed salaries and individual bonuses for investment professionals are determined by the Adviser’s compensation committee, using tools which may include annual evaluations, compensation surveys, and feedback from other employees. The amount of the individual bonus is determined by a mix of quantitative and qualitative measures related largely to (i) the performance of the specific funds and accounts managed by the individual and (ii) the individual’s contributions to teamwork, which can include the performance of other funds and accounts with which the individual is not directly involved. For these purposes, fund and account pre-tax performance is evaluated on an absolute basis and in relation to a benchmark over one- and three-

year periods. Each Fund’s applicable benchmark is provided below. The individual bonus is not based on a pre-determined percentage of the Adviser’s revenues or net income.

Fund	Benchmark
RMB Fund	S&P 500® Index Total Return
Financial Services Fund	NASDAQ Bank Index
Long/Short Fund	KBW Bank Index
International Small Cap Fund	MSCI Europe, Australasia and Far East (EAFE) Small Cap Index
International Fund	MSCI Europe, Australasia and Far East (EAFE) Index
Japan Fund	MSCI Japan Index

The investment team may also receive profit sharing. Portfolio managers’ profit sharing may be in the form of a Profits Interest in the Adviser. Profits Interests are a pre-determined percentage of the Adviser’s net income. The Adviser believes that profit sharing will be a significant factor in ensuring a motivated and stable employee base going forward. The Adviser believes that the combination of competitive salaries, individual bonuses, and profit sharing provides the Adviser with a demonstrable advantage in the retention and motivation of employees.

Finally, the Adviser maintains a bank of unallocated Profits Interests to be used for those individuals whose contributions to the firm grow over time. If any portfolio manager should retire or leave the firm, the Adviser has the right to sunset their Profits Interest and redistribute to new portfolio managers. This should provide for smooth succession through the gradual rotation of Profits Interests from one generation of portfolio managers to the next.

The Adviser believes that its compensation structure/levels are more attractive than the industry norm, which is illustrated by the firm’s lower-than-industry-norm investment personnel turnover. The Adviser believes that overall its compensation structure/levels is aligned with the interests of the Funds’ shareholders.

Financial Services Fund and Financial Long/Short Fund – Pursuant to sub-advisory agreements, the Adviser has hired Mendon, not individual portfolio managers, to provide investment advisory services to these Funds. For the sub-advisory services provided to these Funds, the Adviser (and not the Funds) pays Mendon at the rates set forth in the sub-advisory agreements. Mr. Anton Schutz, the President of Mendon, has had primary day-to-day responsibility for the Funds’ respective portfolio since each Fund’s inception.

The compensation structure for Anton Schutz, the portfolio manager for these Funds, is determined by Mendon in accordance with its own internal policies, which are summarized below.

Mr. Schutz, is paid a fixed salary and receives a discretionary bonus as portfolio manager to these Funds. He participates in a discretionary defined contribution plan but receives no match for his contribution. Mendon may receive a performance fee for the Financial Long/Short Fund (see “The Investment Adviser” section of the applicable prospectus). As a controlling shareholder of Mendon, Mr. Schutz receives a percentage of Mendon’s profits from the management of these Funds.

Potential Conflicts of Interest

References in this section to the Adviser include RMB and Mendon.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The side-by-side management of a Fund, separate accounts, proprietary accounts and pooled investment vehicles may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. In addition, certain trading practices such as cross trading between a Fund and another account raise conflicts of interest. The principal types of potential conflicts of interest that may arise are discussed below. Although the Trust and the Adviser have adopted procedures that they believe are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

•
A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as IPOs and private placements. If, for example, an IPO that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the IPO.

•
A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the portfolio manager will place the order in a manner intended to result in as favorable a price as possible for such client.

•
A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.

•
A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the Trust and the Adviser seek to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Ownership of Securities

The following table sets forth the dollar range of equity securities of the Funds beneficially owned by each portfolio manager as of December 31, 2018.

Dollar Range of Fund Shares Beneficially Owned
RMB Fund
Todd Griesbach	None
Financial Services Fund
Anton Schutz	$10,001-$50,000
Long/Short Fund
Anton Schutz	$1-$10,000
International Small Cap Fund
Egor Rybakov	None
Robert Gwin	None
International Fund
Egor Rybakov	None
Robert Gwin	None
Japan Fund
Masa Hosomizu	$10,001-$50,000

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of April 2, 2019, the Trustees and Officers as a group owned approximately less than 1% of the outstanding shares of each class of each of the Funds.

As of April 2, 2019, the persons listed in the table below are deemed to be control persons or principal owners of a Fund, as defined in the 1940 Act. Control persons own of record or beneficially 25% or more of a Fund’s outstanding securities and are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders. Principal holders own of record or beneficially 5% or more of a Fund’s outstanding voting securities.

Control Persons of the Funds

Name and Address	Jurisdiction in which Shareholder is Organized	Parent Company of the Shareholder	Percent of Fund’s Outstanding Shares Owned
Financial Services Fund:
Charles Schwab & Co. Inc. Attn. Mutual Funds 211 Main Street San Francisco, CA 94105	DE	The Charles Schwab Corporation	41.37%

Principal Holders of the Funds

Name and Address	Percent of Fund’s Outstanding Shares Owned	Ownership Type
RMB Fund Class C Shares:
Wells Fargo Clearing Services LLC 2801 Market Street St. Louis, MO 63103	7.95%	R
Financial Services Fund Class A Shares:

Name and Address	Percent of Fund’s Outstanding Shares Owned	Ownership Type
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4122	41.37%	R
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.23%	R
Financial Services Fund Class C Shares:
Wells Fargo Clearing Services LLC 2801 Market Street St. Louis, MO 63103	11.07%	R
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.84%	R
Financial Services Fund Class I Shares:
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.44%	R
Wells Fargo Clearing Services LLC 2801 Market Street St. Louis, MO 63103	5.78%	R
Long/Short Fund Class A Shares:
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4122	13.30%	R
Wells Fargo Clearing Services LLC 2801 Market Street St. Louis, MO 63103	9.86%	R
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.09%	R
Long/Short Fund Class C Shares:
Wells Fargo Clearing Services LLC 2801 Market Street St. Louis, MO 63103	24.80%	R
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.63%	R
Long/Short Fund Class I Shares:
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.96%	R
Wells Fargo Clearing Services LLC 2801 Market Street St. Louis, MO 63103	8.30%	R
International Small Cap Fund Class I Shares:
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.21%	R

Name and Address	Percent of Fund’s Outstanding Shares Owned	Ownership Type
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	5.83%	R
Japan Fund Class I Shares:
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	5.07%	R

INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT ADVISER

RMB, located at 115 S. LaSalle Street, 34th Floor, Chicago, Illinois 60603 is the investment adviser to the Funds. The Adviser is an independent diversified financial services firm with approximately $9.4 billion in assets under management, as of March 31, 2019, that provides advisory and investment services to individuals, institutions, and employers, utilizing both internally and externally managed investment products. The Adviser was organized in 2005 and is a wholly-owned subsidiary of RMB Capital Holdings LLC.

Compensation Information

Each Fund has entered into an investment advisory contract (the “Advisory Agreement”) with the Adviser, pursuant to which the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, or select a sub-adviser to carry out this responsibility, and (b) supervise all aspects of the Fund’s investment operations except those which are delegated to an administrator, custodian, transfer agent or other agent. The Board approved RMB to serve as the RMB Fund, Financial Services Fund and Long/Short Funds’ investment adviser effective July 1, 2016. Shareholders of each of these Funds approved their Fund’s Advisory Agreement at a special meeting of shareholders held on September 15, 2016, including adjournments and postponements thereof. Shareholders of the International Small Cap Fund, International Fund and Japan Fund approved the Advisory Agreement with respect to their Fund on December 15, 2017. The Funds bear all costs of their organization and operation that are not specifically required to be borne by another service provider.

As compensation for its services under the Advisory Agreement, each Fund pays the Adviser monthly a fee based on a stated percentage of the average daily net assets of the Fund as follows:

FUND NAME	ANNUAL ADVISORY FEE (% of average daily net assets)

RMB Fund	0.60%
Financial Services Fund	0.75%
Long/Short Fund	0.90%[1]
International Small Cap Fund	0.85%
International Fund	0.75%
Japan Fund	0.90%

1 Performance Adjustment for the Financial Long/Short Fund. The Financial Long/Short Fund pays an advisory fee that varies based on the performance of the Fund as compared to an index selected by the Trustees. The Fund’s advisory fee ranges from 0.80% to 1.00% of average daily net assets based on the performance of the Fund as compared to the KBW Bank Index (formerly the Philadelphia Bank Index) (“KBW” or the “Index”). The “Basic Fee” for the Financial Long/Short Fund is 0.90% of the Fund’s average daily net assets. The Fund’s Basic Fee is subject to adjustment as provided below. One twelfth of the Fund’s annual Basic Fee is applied to the Fund’s average daily net assets for the current month, giving a dollar amount which is the monthly Basic Fee.

The Fund’s Basic Fee is subject to an upward or downward adjustment depending on whether and to what extent the investment performance of its Class A shares for the performance period exceeds, or is exceeded by, the record of its Index over the same period. The performance period consists of the current month and the prior 35 months (“performance period”). Each percentage point of performance difference (up to a maximum of +/-10) is multiplied by a performance adjustment rate of 0.01. Accordingly, the maximum annualized adjustment rate for the Financial Long/Short Fund is +/- 0.10. This performance comparison is made at the end of each month. One twelfth of this rate is then applied to the average daily net assets of the Fund over the entire performance period, giving a dollar amount (the “Performance Adjustment”) that is added to (or subtracted from) the Basic Fee.

The Fund’s performance is calculated based on the NAV of the Fund’s Class A shares. For purposes of calculating the Performance Adjustment, any dividends or capital gain distributions paid by the Fund are treated as if they were reinvested in Class A shares at the NAV as of the payment date. The record for the Index is based on change in value, and any dividends paid on the securities that comprise the Index are treated as if they were reinvested on the ex-dividend date.

The advisory fee paid is the dollar amount calculated for the performance period. If the investment performance of the Fund’s Index during the Performance Period exceeded the performance record of the Fund, the dollar amount of the Performance Adjustment would be deducted from the Basic Fee.

Because the Performance Adjustment to the Basic Fee is based on the comparative performance of the Fund and the record of the Index, the controlling factor is not merely whether the Fund’s performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the Fund’s cumulative performance over a longer or shorter period of time. To the extent the Adviser reimburses (or recoups) expenses pursuant to the Expense Limitation Agreement, the Fund’s Performance will be improved (or worsened) which could impact the Performance Adjustment.

The Basic Fee is computed and accrued daily, the Performance Adjustment is calculated once each month and the entire advisory fee is paid monthly.

The tables below provide the fees earned by the Adviser and the former investment adviser with respect to the Fund indicated for the fiscal years ended December 31. Each table also provides the advisory fees waived, expenses reimbursed, and the related fee and expense recoupments pursuant to the Expense Limitation Agreement as described in more detail below under “Expense Limitation Agreement.” Advisory fees, waivers, reimbursements, and recoupments prior to July 1, 2016 are attributed to the RMB Fund, Financial Services Fund and Long/Short Funds’ former investment adviser (and not the Adviser) pursuant to similar investment advisory and expense limitation agreements between the former investment adviser and the Trust, on behalf of the Funds.

RMB Fund:
	2018	2017	2016
Advisor Fees Earned	$473,233	$509,843	$581,543
Fees and Expenses Waived, Reimbursed, and Recouped	$0	$0	$0
Total Fees Paid by Fund to Adviser	$473,233	$509,843	$581,543

Financial Services Fund:
	2018	2017	2016
Advisor Fees Earned	$5,023,651	$4,281,636	$2,213,152
Fees and Expenses Waived, Reimbursed, and Recouped	$0	$0	$0
Total Fees Paid by Fund to Adviser	$5,023,651	$4,281,636	$2,213,152

Long/Short Fund:
	2018	2017	2016
Advisor Fees Earned[1]	$1,594,306	$2,504,571	$2,705,231
Fees and Expenses Waived, Reimbursed, and Recouped	$0	$0	$132,035

Total Fees Paid by Fund to Adviser	$1,594,306	$2,504,571	$2,837,266

International Small Cap Fund:
	2018	2017[3]	2016
Advisor Fees Earned	$125,509	$9	N/A
Fees and Expenses Waived, Reimbursed, and Recouped[2]	-$125,509	-$9	N/A
Total Fees Paid by Fund to Adviser	$0	$0	N/A

International Fund:
	2018	2017[3]	2016
Advisor Fees Earned	$527,224	$8	N/A
Fees and Expenses Waived, Reimbursed, and Recouped[2]	-$7,920	-$8	N/A
Total Fees Paid by Fund to Adviser	$519,304	$0	N/A

Japan Fund:
	2018	2017[3]	2016
Advisor Fees Earned	$236,883	$10	N/A
Fees and Expenses Waived, Reimbursed, and Recouped[2]	-$140,973	-$10	N/A
Total Fees Paid by Fund to Adviser	$95,910	$0	N/A

[1]	Includes the Performance Adjustment noted above, which equaled $(300,590), $(95,264), and $101,170, for the years ended December 31, 2018, 2017 and 2016, respectively.

[2]
For the year ended December 31, 2018, the Adviser on behalf of the International Small Cap Fund waived fees and paid Fund expenses of $165,798. For the year ended December 31, 2018, the Adviser on behalf of the International Fund waived fees and paid Fund expenses of $7,920. For the year ended December 31, 2018, the Adviser on behalf of the Japan Fund waived fees and paid Fund expenses of $140,973.

[3]
The Fund commenced operations on December 27, 2017. For the 2017 fiscal period, the Adviser on behalf of the International Small Cap Fund waived fees and paid Fund expenses of $2,497. For the 2017 fiscal period, the Adviser on behalf of the International Fund waived fees and paid Fund expenses of $2,497. For the 2017 fiscal period, the Adviser on behalf of the Japan Fund waived fees and paid Fund expenses of $2,508.

Expense Limitation Agreement

From time to time, the Adviser may reduce its fee or make other arrangements to limit a Fund’s expenses to a specified percentage of average daily net assets. With respect to the RMB Fund, the Financial Services Fund, the International Small Cap Fund, the International Fund and the Japan Fund, the Adviser has contractually agreed to waive all or a portion of its management fees and reimburse other expenses to the extent required so that each Fund’s Total Annual Fund Operating Expenses do not exceed amounts specified for each share class. With respect to the Long/Short Fund, the Adviser has contractually agreed to reimburse the Fund’s “Other Expenses” to the extent required so that such Other Expenses do not exceed amounts specified for each share class. The table below sets forth the expense limits agreed to by the Adviser for each Fund and share class, as a percentage of the Fund’s average daily net assets.

	Limit on Total Annual Fund Operating Expenses					Limit on Other Expenses
	RMB Fund	Financial Services Fund	International Small Cap Fund	International Fund	Japan Fund	Long/Short Fund

Class A	1.59%	1.80%	N/A	N/A	N/A	0.65%
Class C	2.34%	2.55%	N/A	N/A	N/A	0.65%
Class I	1.34%	1.55%	1.25%	1.15%	1.30%	0.65%
Investor Class	N/A	N/A	1.50%	1.40%	1.55%	N/A

The Adviser’s expense waiver and reimbursement obligations under the agreement are determined monthly, based on each Fund’s annualized expenses for the month. The Expense Limitation Agreement will remain in effect through May 1, 2020, unless its continuance is approved by all parties to the agreement, and cannot be terminated prior to May 1, 2020 without the approval of the Board. There can be no assurance that the Expense Limitation Agreement will be continued, or that any other similar agreement will be effective, after May 1, 2020.

The expense limits will not apply to interest charges on borrowings, taxes, brokerage commissions, dealer spreads and other transaction costs, expenditures that are capitalized in accordance with generally accepted accounting principles, “Acquired Fund” (as defined in Form N-1A under the 1940 Act) fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of a Fund’s business ( e.g., litigation and indemnification), and any other costs and expenses that may be approved by the Board. Extraordinary expenses are expenses that are unusual or are expected to recur infrequently, and may include, but are not limited to: (i) expenses of the reorganization, restructuring or merger of a Fund, including the acquisition of all the assets of a Fund or the acquisition by a Fund of another fund’s assets, (ii) expenses of substantially rewriting and reformatting a Fund’s disclosure documents, (iii) expenses of holding and soliciting proxies for a shareholder meeting to consider and vote upon changes to a Fund’s investment policies and restrictions, charter documents or other fundamental matters, and (iv) expenses of converting to a new custodian, transfer agent or other service provider.

The Adviser may recoup from a Fund fees and expenses waived and reimbursed by the Adviser pursuant to the Expense Limitation Agreement for a period of three years following the date on which the wavier or reimbursement occurred, provided that such recoupment does not cause the Fund to exceed the expense limits in effect at the time of the waiver/reimbursement or recoupment.

Additional Information

Securities held by the Funds may also be held by other investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more RMB Investors Trust’s mutual funds, including the Funds, or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Funds or for other investment advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Adviser is not liable to the Funds or their shareholders for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Advisory Agreement. In addition, the Advisory Agreement includes a mutual indemnity for the benefit of the Funds and the Adviser.

Under the Advisory Agreement, the Trust and the Funds may use the name “RMB” or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Trust and the Funds (to the extent that they lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser.

Marketing and Support Payments
The Adviser, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. Such payments are in addition to upfront sales commissions paid by the Adviser and Rule 12b-1 distribution fees and service fees paid by the Funds (as applicable), and may be divided into categories as follows:

Support Payments. Payments may be made by the Adviser to certain financial intermediaries in connection with the eligibility of the Funds to be offered in certain programs and/or in connection with meetings between Fund representatives and financial intermediaries and their sales representatives. Such meetings may be held for various purposes, including providing education and training about the Funds and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

Entertainment, Conferences and Events. The Adviser also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising. In addition, the Adviser may pay for exhibit space or sponsorships at regional or national events of financial intermediaries.

Certain Service Fees. Certain service fees charged by financial intermediaries, such as sub-administration, subtransfer agency and other shareholder services fees, which exceed the amounts payable pursuant to the Funds’ Distribution Plan (as described in this SAI), are paid by the Adviser.

The prospect of receiving, or the receipt of, additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

THE SUB-ADVISER

The Adviser has engaged the services of Mendon to provide portfolio management services to certain of the Funds. For its sub-advisory services to these Funds, the Adviser pays Mendon a sub-advisory fee expressed as an annual percentage of the applicable Fund’s average daily net assets as listed below. The Funds do not, and have no obligation to, pay sub-advisory fees.

SUB-ADVISED FUND	SUB-ADVISORY FEE (%)

Financial Services Fund	0.375%
Financial Long/Short Fund	0.40% (variable based on Performance Adjustment, see below)

Mendon’s principal office is located at 150 Allens Creek Road, Rochester, New York 14618. Mendon is a corporation organized in the state of Delaware. Mendon is a registered investment adviser and has been providing investment advisory services that focus on the financial services industry to private and public investment companies since 1996. For the fiscal years ended

December 31, 2018, 2017, and 2016, Mendon was paid $2,511,639, $2,140,711, and $1,096,774, respectively, for its service as sub-adviser to the Financial Services Fund. For the fiscal years ended December 31, 2018, 2017 and 2016, Mendon was paid $578,262, $959,242 and $1,295,358, respectively, for its service as sub-adviser to the Financial Long/Short Fund.

Mendon’s Participation in Performance Adjustment. The Adviser has contractually agreed to pay a sub-advisory fee equal to 0.40% of the Financial Long/Short Fund’s average daily NAV to Mendon, plus or minus the Performance Adjustment. Accordingly, the sub-advisory fee rate for the Financial Long/Short Fund will vary based upon the performance of the Fund relative to the performance of the Index. See Performance Adjustment for the Financial Long/Short Fund above.

THE INVESTMENT ADVISER AND SUB-ADVISER

Codes of Ethics. To mitigate the possibility that a Fund will be adversely affected by personal trading of employees, the Funds, Adviser and Mendon have each adopted a code of ethics under Rule 17j-1 under the 1940 Act. These codes contain policies restricting securities trading in personal trading accounts of Trustees and others who normally come into possession of information about Fund portfolio transactions. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds. These codes of ethics are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Proxy Voting Procedures. The Board has adopted Proxy Voting Policies and Procedures (“Procedures”) on behalf of the Trust. Under the Procedures, the responsibility for voting proxies is delegated to the Adviser, who may further delegate such responsibility to a third party provider of proxy administration services, subject to the oversight of the Board and the Proxy Oversight Group, a committee of senior officers. The Procedures require that the Adviser vote proxies received in a manner consistent with the best interests of each Fund and its shareholders. The Procedures allow the Adviser to engage an independent proxy voting service to assist in the voting of proxies by providing research and administrative services relating to proxy voting. The proxy voting service may also provide recommendations and research for proxy votes; however, the actual votes will be cast by the Adviser. The Procedures require that the Adviser take reasonable steps to ensure that any third party proxy voting service is independent of the Adviser based on relevant facts and circumstances.

The Procedures also provide that the Adviser will make reasonable efforts to recall any loaned securities so that they may be voted according to the Adviser’s instructions. In furtherance of this effort, the Funds have, in conjunction with the securities lending agent, developed procedures reasonably designed to recall loaned securities to facilitate the voting of the shares. In addition, the Adviser has developed operating procedures to restrict the lending of securities held by the Funds that are acquired in an IPO by an issuer with a limited operating history and no identified corporate calendar of shareholder meetings that can be monitored.

The Procedures also require the Adviser to present to the Board: (i) any deviations from the Procedures and any potential conflict of interest that arose in connection with voting a proxy (including how the conflict was resolved) on a quarterly basis; (ii) any deviations from the proxy voting guidelines adopted by the Adviser and the Trust (“Adviser’s Proxy Guidelines”); and (iii) at least annually, a record of each proxy voted by the Adviser on behalf of the Funds and recommend changes to the Procedures (if any) based on the Adviser’s experience under the Procedures, evolving industry practices and applicable regulatory developments. The Proxy Oversight Group may amend the Procedures from time to time and must give prompt notice to the Board of any material changes.

If a proxy proposal raises a material conflict between the Adviser’s interests and a Fund’s interests, the Adviser will resolve the conflict by following the policy guidelines or the recommendation of an independent third party.

The Adviser’s Best Execution Committee, which has primary oversight of proxy voting, will review the vote to determine that the decision was based on the Fund’s best interest and was not the product of the conflict. See Appendix B for the Adviser’s Proxy Voting Policies and Procedures.

Non-U.S. proxies (and particularly those in emerging markets) may involve a number of problems that restrict or prevent the Adviser’s ability to vote proxies. As a result, the Funds’ non-U.S. proxies will be voted on a best-efforts basis.

Each Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending June 30th of each year. Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-800-462-2392 and on the SEC’s web site at www.sec.gov.

ADMINISTRATOR

Fund Services located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Administrator to the International Small Cap Fund, the International Fund and the Japan Fund pursuant to an administration agreement (the “Fund Services Administration Agreement”). Fund Services serves as Administrator for all of the Funds pursuant to an amendment to the Fund Services Agreement, effective July 1, 2018. Pursuant to the Fund Services Administration Agreement, Fund Services provides certain services to the Funds including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of the Fund’s shares.

Pursuant to the Fund Services Administration Agreement, as compensation for its services, Fund Services receives from the Funds, a fee based on each Fund’s current average daily net assets, subject to a minimum annual fee. Fund Services also is entitled to certain out-of-pocket expenses. Fund Services also acts as fund accountant under a separate agreement.

The table below sets forth the administration fees paid by the Funds for the fiscal year/period ended 2018 and 2017:

	Amount Paid to Fund Services
	2018	2017[1]
RMB Fund	$29,752	$0
Financial Services Fund	$38,427	$0
Long/Short Fund	$30,887	$0
International Small Cap Fund	$37,467	$548
International Fund	$37,631	$548
Japan Fund	$37,995	$548

1The International Small Cap Fund, International Fund and Japan Fund commenced operations on December 27, 2017. Information presented is for the period from December 27, 2017 to December 31, 2017.

Administration Fees paid by each Fund:

Prior to July 1, 2016, the former investment advisor to the Trust served as the Trust’s administrator and received the administrator fees paid by the Funds. For the period from July 1, 2016 to June 30, 2018, UMB Fund Services, Inc. served as administrator to the RMB Fund, RMB Mendon Financial Services Fund and Mendon Financial Long/Short Fund and received the administrator fees paid by the Funds. The table below sets forth the administration fees paid by the Funds for each of the fiscal years ended 2016, 2017 and 2018:

	Amount Paid to Prior Administrator
	2018	2017	2016
RMB Fund	$29,406	$59,015	$101,397
Financial Services Fund	$238,988	$398,753	$269,635
Long/Short Fund	$83,253	$191,731	$291,979

DISTRIBUTOR

Distribution Agreement. Foreside Fund Services, LLC is the distributor (also known as the principal underwriter) of the shares of the Funds effective beginning February 16, 2016 and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101 (the “Distributor”). The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is not affiliated with the Trust, the Adviser, or any other service provider for the Funds.

Under a Distribution Agreement with the Trust (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of a Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the applicable prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Adviser pays the Distributor an additional fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of a Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

The table below sets forth both the aggregate amounts of sales charges paid by shareholders and the amounts received by the Distributor for the fiscal year ended December 31, 2018:

December 31, 2018
Aggregate Amount Paid[1]	Amount Received by Distributor

$1,984,850	$1,984,850

[1]
Of the aggregate amount paid for the fiscal year ended December 31, 2018, shareholders of RMB Fund paid $211,836, shareholders of the Financial Services Fund paid $1,308,707, shareholders of the Long/Short Fund paid $464,307, shareholders of the International Small Cap Fund paid $0, shareholders of the International Fund paid $0, and shareholders of the Japan Fund paid $0.

Year	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
2018	$0	$0	$0	$0
2017	$0	$0	$0*	$0
2016	$59,272	$26,241	$750**	$0

* Of the aggregate amount paid for the fiscal year ended December 31, 2017, shareholders of RMB Fund paid $0, shareholders of the Financial Services Fund paid $0 and shareholders of the Financial Long/Short Fund paid $0.

** Of the aggregate amount paid for the fiscal year ended December 31, 2016, shareholders of RMB Fund paid $750, shareholders of the Financial Services Fund paid $0 and shareholders of the Financial Long/Short Fund paid $0.

Rule 12b-1 Distribution Plan. The Trust has adopted a distribution plan for the Class A and Class C shares of RMB Fund, the Financial Services Fund and the Long/Short Fund, and the Investor Class shares of the International Small Cap Fund, International Fund and Japan Fund, (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Class I shares are not subject to the Plan. The Plan is a compensation plan, which means that the amount of payments under the Plan is not linked to the Distributor’s expenditures. Pursuant to the Plan, each Fund pays the Distributor for distribution services and expenses primarily intended to result in the sale of Class A, Class C and Investor Class shares or to provide services to holders of Class A, Class C and Investor Class shares, provided the categories of expenses for which payment is made are approved by the Board. Under the Plan, the Trust shall pay to the Distributor a distribution and/or shareholder service fee at the rate of: up to 0.25% per annum of the average daily NAV of the Class A shares of the RMB Fund and the Financial Services Fund; up to 0.30% per annum of the average daily NAV of the Class A shares of the Long/Short Fund; and up to 0.25% per annum of the average daily NAV of the Investor Class shares of the International Small Cap Fund, International Fund and Japan Fund. Under the Plan, the Trust shall pay to the Distributor a distribution fee at the rate of up to 0.75% per annum of the average daily NAV of the Class C shares of the RMB Fund, Financial Services Fund and Long/Short Fund and a shareholder service fee at a rate of 0.25% per annum of the average daily NAV of the Class C shares of the RMB Fund, Financial Services Fund and Long/Short Fund.

The Plan provides that the distribution and/or shareholder service fees permitted under the Plan paid by Class A, Class C and Investor Class shares of the applicable Funds may be used to pay for any expenses primarily intended to result in the sale of shares of the Investor Class including, but not limited to: compensation to and expenses (including overhead and telephone expenses) of account executives or of other broker-dealers who engage in or support the distribution of each Fund’s Class A, Class C and Investor Class shares; printing of prospectus and reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; allowances to other broker-dealers; and distribution expenses incurred in connection with the distribution of Shares of a corresponding class of any Fund or other open-end, registered investment company which sells all or substantially all of its assets to a Fund or which merges or otherwise combines with a Fund. A report of the amounts expended under the Plan is submitted to and approved by the Trustees each quarter. Because of the Plan, long-term shareholders may pay more over time than the economic equivalent of the maximum sales charge permitted by FINRA regarding investment companies.

Pursuant to the Distribution Agreement, amounts retained by the Distributor are not held for profit at the Distributor, but instead are used to pay for and/or reimburse the Adviser for distribution related expenditures.

The Adviser is entitled to retain all fees related to the Plan for the first 12 months on any investment in Class C shares to recoup its expenses with respect to the payment of up-front commissions for Class C shares. Financial intermediaries will become eligible for compensation under the Plan beginning in the 13th month following the purchase of Class C shares, although the Distributor or Adviser may, pursuant to a written agreement between the Distributor or Adviser and a particular financial intermediary, pay such financial intermediary these fees prior to the 13th month following the purchase of Class C shares. Up-front payments to broker-dealers or financial advisors are financed solely by the Adviser and are not financed by investors or the Fund. The Adviser also receives any contingent deferred sales charges paid with respect to Class C shares.

General. The fees paid under the Plan are calculated and accrued daily and paid monthly or at such other longer intervals as the Board shall determine. The Plan is subject to annual approval by the Trustees. The Plan is terminable at any time by vote of the Trustees or by vote of a majority of the shares of the applicable class or Fund. Pursuant to the Plan, a new Trustee who is not an interested person (as defined under the 1940 Act) must be nominated by existing Trustees who are not interested persons.

If a Plan is terminated (or not renewed) with respect to any one or more classes or Funds, the Plan may continue in effect with respect to a class or Fund as to which it has not been terminated (or has been renewed).

The Plan was adopted because of its anticipated benefits to the Funds. These anticipated benefits include: increased promotion and distribution of each Fund’s shares, an enhancement in each Fund’s ability to maintain accounts and improve asset retention, increased stability of net assets for the Funds, increased stability in each Fund’s positions, and greater flexibility in achieving investment objectives. The costs of any joint distribution activities between the Funds will be allocated among the Funds in proportion to their net assets.

For the fiscal year ended December 31, 2018, the Funds paid fees under their Rule 12b-1 Plan according to the table below:

	RMB Fund (Classes A & C)	Financial Services Fund (Classes A & C)	Long/Short Fund (Classes A & C)	International Small Cap Fund (Investor Class)*	International Fund (Investor Class)*	Japan Fund (Investor Class)*
Marketing and Advertising	$0	$0	$0	N/A	N/A	N/A
Printing and Mailing of Prospectuses	$0	$0	$0	N/A	N/A	N/A
Underwriter Compensation	$0	$0	$0	N/A	N/A	N/A
Broker-Dealer Compensation	$88,660	$1,276,351	$436,295	N/A	N/A	N/A
Sales Personnel Compensation	$106,010	$32,641	$62,627	N/A	N/A	N/A
Interest, Carrying, or other Financing Charges	$0	$0	$0	N/A	N/A	N/A
_______________
*The Investor Class shares for each of the International Small Cap Fund, International Fund and Japan Fund are not currently available for purchase.

CUSTODIAN

U.S. Bank National Association is the custodian of the assets of the Funds (the “Custodian”) pursuant to a custody agreement between the Custodian and the Trust. The Custodian’s address is 1555 N. RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds. USBFS and the Custodian are affiliated entities under the common control of U.S. Bancorp.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

BNY Mellon Asset Servicing, located at 4400 Computer Drive Westborough, Massachusetts 01581, is the transfer and dividend paying agent for the Trust. Its compensation is based on schedules agreed on by the Trust and the transfer agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, located at Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania, 19102, is the independent registered public accounting firm for the Trust. In addition to reporting annually on the financial statements of the Trust, the firm provides other audit, tax and related services.

SHARES OF BENEFICIAL INTEREST

DESCRIPTION OF THE TRUST’S SHARES

The Trust is a statutory trust organized on August 20, 1998 under Delaware law. The Trustees are responsible for the management and supervision of the Funds. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Funds, with a par value of $0.10 per share or such other amount as the Trustees may establish. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares only of the Funds offered in this SAI. Additional series may be added in the future. The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Funds, or any other series of the Trust, into one or more classes.

Each share of a Fund represents an equal proportionate interest in the assets belonging to that Fund. When issued, shares are fully paid and non- assessable. In the event of liquidation of a Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to such shareholders. Shares of a Fund are freely transferable and have no preemptive, subscription or conversion rights.

In accordance with the provisions of the Declaration of Trust, the Trustees have initially determined that shares entitle their holders to one vote per share on any matter on which such shares are entitled to vote. The Trustees may determine in the future, without the vote or consent of shareholders, that each dollar of net asset value (number of shares owned times NAV) will be entitled to one vote on any matter on which such shares are entitled to vote.

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Funds have no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares. At any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Delaware law, shareholders of a Delaware statutory trust are protected from liability for acts or obligations of the Trust to the same extent as shareholders of a private, for-profit Delaware corporation. In addition, the Declaration of Trust expressly provides that the Trust has been organized under Delaware law and that the Declaration of Trust will be governed by Delaware law. It is possible that the Trust might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust’s shareholders could be subject to personal liability.

To guard against this risk, the Declaration of Trust:

•
contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of this disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees;

•	provides for the indemnification out of Trust or Fund property of any shareholders held personally liable for any obligations of the Trust or of the Fund; and

•	provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability with respect to a Fund is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust’s business and the nature of its assets, we believe the risk of personal liability to a shareholder is remote.

The Declaration of Trust further provides that the Trust will indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving the Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust or any Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

BROKERAGE

Subject to policies established by the Board and applicable rules, the Adviser and Mendon are responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds. In executing portfolio transactions, the Adviser will seek to obtain the best price and most favorable execution for the Funds, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

When one or more brokers is believed capable of providing the best combination of price and execution, the Adviser or Mendon may select a broker based upon brokerage or research services provided to the Adviser or Mendon if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits an investment adviser, under certain circumstances, to cause a fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under their investment advisory agreement with the Funds. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases, the Adviser may receive services from a broker that have both a “research” and a “non-research” use. These services may include such matters as trade execution services, general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, trade magazines, company financial data, market data, pricing services, quotation services, and news services utilized by the Adviser’s investment professionals. When received, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that they appropriately allocate the anticipated use of such services to their research and non-research uses. The management fee paid by each Fund is not reduced because the Adviser may receive these services even though the Adviser might otherwise be required to purchase some of these services for cash.

No transactions may be effected by a Fund with the Distributor acting as principal for its own account. Over-the-counter purchases and sales normally are made with principal market makers except where, in management’s opinion, better executions are available elsewhere. Transactions in securities on a securities exchange are generally effected as agency transactions with brokers who receive compensation for their services. U.S. Government and debt securities are traded primarily in the over-the-counter market. Certain equity securities also may be traded in the over-the-counter market. Transactions in the over-the-counter market are generally effected as principal transactions with dealers. However, transactions in the over-the-counter market may also be effected as agency transactions, such as through an electronic communications network (“ECN”) or an alternative trading system (“ATS”). The cost of transactions in securities in the over-the-counter market, whether effected through dealers, ECNs, ATSs or otherwise, may include dealer spreads, brokerage commissions, commission equivalent charges or a combination thereof.

The broker commissions paid by each Fund for the last three fiscal years are set forth in the table below:

Fund	Brokerage Commissions Paid
	2018	2017	2016
RMB Fund	$26,267	$53,072	$90,040
Financial Services Fund	$921,607	$927,465	$854,598
Long/Short Fund	$6,322,754	$4,395,884	$4,559,211
International Small Cap Fund[1]	$37,945	$94	N/A
International Fund[1]	$150,994	$88	N/A
Japan Fund[1]	$117,621	$98	N/A

[1]
The International Small Cap Fund, International Fund and Japan Fund commenced operations on December 27, 2017. Information presented for 2017 reflects the period from December 27, 2017 to December 31, 2017.

Affiliated Brokers. Pursuant to procedures determined by the Trustees and subject to the general policies of the Trust and Section 17(e) of the 1940 Act, the Adviser may place securities transactions, including agency cross trades, with brokers with whom it is affiliated (“Affiliated Brokers”). This practice creates a conflict of interest that may give the Adviser an incentive to place trades through Affiliated Brokers because Affiliated Brokers will receive commissions and fees for executing securities transactions for the Funds. The Funds address these conflicts through, among other things, compliance with Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder.

Section 17(e) of the 1940 Act limits to “the usual and customary broker’s commission” the amount which can be paid by a Fund to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Independent Trustees, has adopted procedures designed to comply with the requirements of Section 17(e) and Rule 17e-1 promulgated thereunder to ensure that an Affiliated Broker’s commission is reasonable and fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.

A transaction will not be placed with an Affiliated Broker if a Fund would have to pay a commission rate less favorable than similar charges for comparable transactions for such broker’s other unaffiliated customers. A Fund may execute purchases and sales of portfolio securities through an Affiliated Broker if it is able to obtain the best combination of price (inclusive of brokerage commissions) and execution. The Affiliated Broker can charge a Fund commissions for these transactions, subject to the procedures adopted by the Board and subject to review by the Independent Trustees. No Fund will engage in principal transactions with Affiliated Brokers. When appropriate, orders for the account of a Fund placed by Affiliated Brokers may be combined with orders of their respective clients in order to obtain a more favorable commission rate. When the same security is purchased for two or more Funds or customers on the same day, each Fund or customer pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

A broker may be affiliated with Mendon with respect to the Funds for which Mendon provides advice. However, with respect to the RMB Fund for which Mendon does not provide advice, the broker may be considered unaffiliated.

At least quarterly, the Adviser and Mendon will furnish to the Trust a statement setting forth the total amount of all compensation retained by each Affiliated Broker in connection with effecting transactions for the account of a Fund, to the extent any compensation was paid to an Affiliated Broker. The Board will review all such portfolio transactions on a quarterly basis and the compensation received by Affiliated Brokers in connection therewith.

Information about brokerage commissions paid by the Funds to an Affiliated Broker during the three fiscal years ended December 31, 2018, 2017, and 2016 is set forth below.

Fund	Brokerage Commissions Paid to Distributor			Commissions paid by Fund to Distributor as a percentage of Fund’s Total Brokerage Commissions	Commissions paid by Fund to Distributor as a percentage of Total Dollar Amount of Fund’s Transactions Involving Brokerage Commissions
	2018	2017	2016	2018	2018
RMB Fund	$0	$0	$750	0%	0%
Financial Services Fund	$0	$0	$0	0%	0%
Financial Long/Short Fund	$0	$0	$0	0%	0%
International Small Cap Fund[1]	$0	$0	N/A	0%	0%
International Fund[1]	$0	$0	N/A	0%	0%
Japan Fund[1]	$0	$0	N/A	0%	0%

1The International Small Cap Fund, International Fund and Japan Fund commenced operations on December 27, 2017.

Each Fund may at times invest in securities of its regular broker-dealers or the parent of its regular broker-dealers. As of December 31, 2018, the following Funds held securities of their regular broker-dealers or the parent of their regular broker-dealers.

Fund	Security	Amount
RMB Fund	Morgan Stanley	$2,486,055
Financial Long/Short Fund	JP Morgan Chase & Co.	$38,710
Financial Long/Short Fund	Wells Fargo & Co.	$36,260
Financial Long/Short Fund	Citigroup, Inc,	$30,870
Japan Fund	Mitsubishi UFJ Financial Group, Inc.	$1,259,339

FINANCIAL STATEMENTS

The audited financial statements of the Trust for the annual period ended December 31, 2018 are included in the Trust’s Annual Reports to Shareholders dated December 31, 2018. These audited financial statements, in the opinion of management, reflect all adjustments necessary to produce a fair statement of the results for the periods presented. You can obtain a copy of the Trust’s Annual Report dated December 31, 2018 by writing or calling the Adviser at the address or telephone numbers set forth on the cover of this SAI. The financial statements included in the Annual Reports are incorporated by reference into this SAI by reference to the Annual Reports as filed with the Commission on March 11, 2019.

APPENDIX A
DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

“F3” – Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – High short-term default risk. Default is a real possibility.

“RD” – Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Adequate credit quality. The capacity for the payment of short- term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated

“B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

The following summarizes long-term ratings used by Fitch :

“AAA” – Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – Substantial credit risk. A “CCC” rating indicates that substantial credit risk is present.

“CC” – Very high levels of credit risk. A “CC” rating indicates very high levels of credit risk.

“C” – Exceptionally high levels of credit risk. A “C” rating indicates exceptionally high levels of credit risk.

Corporate Finance defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “CCC” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA” - Highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – Speculative capacity to pay principal and interest.

“D” - ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade (“VMIG”) scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ’s prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security. Credit ratings are not statements of fact. They include subjective considerations and involve expectations for future performance that cannot be guaranteed. To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change. Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary for a wide variety of potential reasons, this may also lead to rating changes.

Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.

The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.

DBRS uses rating symbols as a concise method of expressing its opinion to the market.

APPENDIX B – PROXY VOTING GUIDELINES OF THE ADVISER AND SUB-ADVISER

Proxy Voting and Class Actions
Most Recently Revised: October 31, 2018
_____________________________________________________________________________________
Background
In Proxy Voting by Investment Advisers, Investment Advisers Act Release No. 2106 (January 31, 2003), the SEC noted that, “The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for its clients. Under the Advisers Act, however, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies.”

Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

•
Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described in the Maintenance of Books and Records section of the Compliance Manual.

The Advisers Act lacks specific guidance regarding an adviser’s duty to direct clients’ participation in class actions. However, many investment advisers adopt policies and procedures regarding class actions.
Risks
In developing these policies and procedures, RMB Capital considered numerous risks associated with the proxy voting process. This analysis includes risks such as:

•	RMB Capital lacks written proxy voting policies and procedures;

•	Proxies are not identified and processed in a timely manner;

•	Proxies are not voted in Clients’ best interests;

•	Conflicts of interest between RMB Capital and a Client are not identified or resolved appropriately;

•	Third-party proxy voting services do not vote proxies according to RMB Capital’s instructions and in Clients’ best interests; and

•	Proxy voting records, Client requests for proxy voting information, and RMB Capital’s responses to such requests, are not properly maintained;

•	RMB Capital lacks policies and procedures regarding Clients’ participation in class actions; and

•	RMB Capital fails to maintain documentation associated with Clients’ participation in class actions.

RMB Capital has established the following guidelines as an attempt to mitigate these risks.
Policies and Procedures
Proxy Voting

Proxies are assets of RMB Capital’s Clients that must be voted with diligence, care, and loyalty. RMB Capital will vote each proxy in accordance with its fiduciary duty to its Clients. RMB Capital will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. However, RMB Capital will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client’s securities. Clients may retain the right to vote their proxies by providing RMB Capital prior written notice or by not consenting to the proxy service provided by RMB Capital. The Asset Management team, through AM Middle Office, coordinates RMB Capital’s proxy voting process.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires RMB Capital to maintain certain books and records associated with its proxy voting policies and procedures. RMB Capital’s recordkeeping obligations are described in the Maintenance of Books and Records section of the Compliance Manual. The CCO will help ensure that RMB Capital complies with all applicable recordkeeping requirements associated with proxy voting.

Use of Proxy Voting Service

Publicly Traded Securities:

RMB Capital retained ISS to assist in the proxy voting process. The CAO manages RMB Capital’s relationship with ISS. The CAO helps ensure that ISS votes all proxies according to Clients’ specific instructions and RMB Capital’s general guidance, and retains all required documentation associated with proxy voting.

RMB Capital requires ISS to notify RMB Capital if ISS experiences a material conflict of interest in the voting of Clients’ proxies.

•	Absent specific instructions from RMB Capital, ISS votes proxies according to its recommendations.

•	RMB Capital will not vote proxies for the following types of securities:

◦	Unsupervised securities

◦	Securities in transition (e.g., securities held in an account that are in the process of being sold so the account can be aligned with the model portfolios)

◦	Securities that have been sold. These represent securities that are no longer in the account at the time of the proxy vote.

◦	Foreign securities in countries which require “share blocking.”

Proxies received after a Client terminates its advisory relationship with RMB Capital will not be voted. The AM Middle Office team will promptly return such proxies to the sender, along with a statement indicating that RMB

Capital’s advisory relationship with the Client has terminated, and that future proxies should not be sent to RMB Capital.

•
If the Portfolio Manager decides to override ISS, the Portfolio Manager must notify the CCO. Once notified, the CCO or her designee will circulate the proxy to the other voting members of the BestEx Committee. This notification will provide the BestEx Committee with:

◦	A brief write-up provided by the Portfolio Manager on the rationale for the decision to override the Proxy Service.

◦	Represent that the Portfolio Manager and RMB Capital are not conflicted in making the chosen voting decision.

◦	If there are no objections among the BestEx Committee, the Portfolio Manager can provide instructions to the Asset Management employee responsible for voting or to convey the voting decision to ISS.

◦
RMB Capital will not neglect its proxy voting responsibilities, but RMB Capital may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, RMB Capital may be unable to vote securities that have been lent by the Custodian. In addition, RMB Capital will not vote proxies for the same types of securities as discussed above.

Private Securities

From time to time, RMB Capital may receive a proxy for a shareholder’s meeting of a private company. For private securities, the proxy will be circulated by the CCO for review. In this case, the Portfolio Manager must provide the CCO with his or her rationale for the vote which will be provided to the BestEx Committee. The BestEx Committee will vote all privately held securities given that proxy service providers generally do not provide recommendations on privately held securities.

Conflicted Voting

•
The Portfolio Manager must notify, at a minimum, the BestEx Committee, if they are aware of any potential conflict of interest associated with a proxy vote. It is impossible to anticipate all material conflicts of interest that could arise in connection with proxy voting. The following examples are meant to help the Portfolio Manager identify potential conflicts:

◦	RMB Capital provides investment advice to a publicly traded company. RMB Capital receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

◦	RMB Capital provides investment advice to an officer or director of an Issuer. RMB Capital receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

◦
RMB Capital or an affiliate has a financial interest in the outcome of a proxy vote, such as when RMB Capital is asked to vote on a change in Rule 12b-1 fees paid by a mutual fund to investment advisers, including RMB Capital;

◦	An issuer or some other third party offers RMB Capital or an Employee compensation in exchange for voting a proxy in a particular way;

◦	An Employee, or a member of an Employee’s household, has a personal or business relationship with an Issuer. RMB Capital receives a proxy solicitation from that Issuer; and

◦	RMB Capital or its Employees have a short position in an Issuer, but RMB Capital’s Clients have a long position in the same Issuer. RMB Capital receives a proxy solicitation from the Issuer.

◦	RMB Capital or an employee is a member of the board of directors of a publicly or privately traded companies.

◦
If RMB Capital detects a material conflict of interest in connection with a proxy solicitation or a Portfolio Manager disagrees with the recommendation of ISS, RMB Capital will abide by the following procedures:

◦	The Chair of the BestEx Committee will convene the BestEx Committee either in person or create a discussion via email.

The Chair of the BestEx Committee and/or the CCO will describe the proxy vote under consideration and identify the perceived conflict of interest. They will circulate the course of action that the Portfolio Manager believes is in RMB Capital’s Clients’ best interests.

◦
The BestEx Committee members will review any documentation associated with the proxy vote and evaluate the Portfolio Manager’s proposal. The BestEx Committee members may wish to consider, among other things:

▪	A vote’s likely short-term and long-term impact on the Issuer;

▪	Whether the Issuer has responded to the subject of the proxy vote in some other manner;

▪	Whether the issues raised by the proxy vote would be better handled by some other action by the Issuer;

▪	Whether implementation of the proxy proposal appears likely to achieve the proposal’s stated objectives; and

▪	Whether the Portfolio Manager’s proposal appears consistent with Clients’ best interests.

◦	After taking a reasonable amount of time to consider the Portfolio Manager’s proposal, each of the BestEx Committee members will make a recommendation regarding the proxy vote.

Recordkeeping

•	The Asset Management team and/or ISS (as applicable) will retain the following information in connection with each proxy vote:

◦	The Issuer’s name;

◦	The security’s ticker symbol or CUSIP, as applicable;

◦	The shareholder meeting date;

◦	The number of shares that RMB Capital voted;

◦	A brief identification of the matter voted on;

◦	Whether the matter was proposed by the Issuer or a security-holder;

◦	Whether RMB Capital cast a vote;

◦	How RMB Capital cast its vote (for the proposal, against the proposal, or abstain); and

◦	Whether RMB Capital cast its vote with or against management.

•	If RMB Capital votes the same proxy in two directions, the Asset Management team will maintain documentation describing the reasons for each vote (e.g., RMB Capital believes that voting with management is in Clients’ best interests, but Client X gave specific instructions to vote against management).

•	If ISS does not provide a recommendation and the Portfolio Manager elects to abstain from voting the proxy, AM Middle Office will maintain the documentation.

•
Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.

Class Actions

RMB Capital does not direct Clients’ participation in class actions, as disclosed in Part 2A of Form ADV. Clients are given an option to elect a third-party vendor to provide class action litigation monitoring and claim filing. RMB Capital does, however, facilitate an exchange of information between the Client and the third-party vendor. Any information received regarding class action lawsuits will be forwarded to the Clients who may be eligible to participate and do not elect to utilize the services of a third-party vendor.

Affiliated Private Funds and Affiliated Mutual Funds managed by RMB Capital currently utilize a third-party vendors, ISS and US Bancorp, which provides class action litigation monitoring and claim filing.

Class actions will be reported to the BestEx Committee generally on an annual basis.

Disclosures to Clients and Investors

RMB Capital includes a description of its policies and procedures regarding proxy voting and class actions in Part 2A of Form ADV and in its Wrap Fee Program Brochure, along with a statement that Clients and Investors can contact the CCO to obtain a copy of these policies and procedures and information about how RMB Capital voted with respect to the Client’s securities.

Any request for information about proxy voting or class actions should be promptly forwarded to the CCO, who will respond to any such requests.

As a matter of policy, RMB Capital does not disclose how it expects to vote on upcoming proxies. Additionally, RMB Capital does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

RMB INVESTORS TRUST
POST-EFFECTIVE AMENDMENT NO. 117
PART C

OTHER INFORMATION
Item 28. Exhibits

(a)		Amended and Restated Agreement and Declaration of Trust, dated December 6, 2017 (5)
(b)		Amended and Restated By-Laws dated December 6, 2017 (5)
(c)		None.
(d)	(1)
Investment Advisory Agreement dated September 29, 2016 between the Registrant and RMB Capital Management, LLC, with respect to RMB Fund, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund (3)

(d)	(2)
First Amendment dated December 14, 2017 to the Investment Advisory Agreement dated September 29, 2016 between the Registrant and RMB Capital Management, LLC, with respect to RMB International Small Cap Fund, RMB International Fund and RMB Japan Fund (5)

(d)	(3)
Second Amendment dated to the Investment Advisory Agreement dated September 29, 2016 between the Registrant and RMB Capital Management, LLC with respect to the RMB Small Cap Fund, RMB SMID Cap Fund and RMB Dividend Growth Fund – to be filed by amendment.

(d)	(4)	Investment Subadvisory Agreement between RMB Capital Management, LLC and Mendon Capital Advisors Corp.(3)
(e)	(1)	Distribution Agreement dated May 31, 2017 between the Registrant and Foreside Fund Services, LLC (5)
(e)	(2)
First Amendment dated December 13, 2017 to Distribution Agreement dated May 31, 2017 between the Registrant and Foreside Fund Services, LLC, with respect to RMB International Small Cap Fund, RMB International Fund and RMB Japan Fund (5)

(e)	(3)
Second Amendment to Distribution Agreement dated May 31, 2017 between the Registrant and Foreside Fund Services, LLLC, with respect to RMB Small Cap Fund, RMB SMID Fund and RMB Dividend Growth Fund – to be filed by amendment.

(f)		None.
(g)	(1)	Custody Agreement dated December 12, 2017 between the Registrant and U.S. Bank National Association, with respect to RMB International Small Cap Fund, RMB International Fund and RMB Japan Fund (5)
(g)	(2)
Form of First Amendment to the Custody Agreement dated December 12, 2017 between the Registrant and U.S. Bank National Association, with respect to RMB Fund, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund(6)

(g)	(3)
Form of Second Amendment to the Custody Agreement dated December 12, 2017 between the Registrant and U.S. Bank National Association, with respect to RMB Small Cap Fund, RMB SMID Fund and RMB Dividend Growth Fund(6)

(h)	(1)	Transfer Agency and Services Agreement dated June 1, 2015 between the Registrant and PFPC Inc. (now, BNY Mellon Investment Servicing (US) Inc.) (1)
(h)	(2)	Amendment No. 1 dated July 5, 2006 to the Transfer Agency and Services Agreement dated June 1, 2005 between the Registrant and PFPC Inc. (now, BNY Mellon Investment Servicing (US) Inc.) (3)
(h)	(3)	Amendment No. 2 dated July 1, 2016 to the Transfer Agency and Services Agreement dated June 1, 2005 between the Registrant and PFPC Inc. (now, BNY Mellon Investment Servicing (US) Inc.) (3)
(h)	(4)
Amendment No. 3 dated December 13, 2017 to the Transfer Agency and Services Agreement dated June 1, 2005 between the Registrant and PFPC Inc. (now, BNY Mellon Investment Servicing (US) Inc.), with respect to RMB International Small Cap Fund, RMB International Fund and RMB Japan Fund (5)

(h)	(5)
Amendment No. 4 dated to the Transfer Agency and Services Agreement dated June 1, 2015 between the Registrant and PFPC Inc. (now, BNY Mellon Investment Servicing (US) Inc.), with respect to RMB Small Cap Fund, RMB SMID Fund and RMB Dividend Growth Fund – to be filed by amendment.

(h)	(6)	Expense Limitation Agreement dated March 7, 2019 between RMB Capital Management, LLC and the Registrant(6)

1

(h)	(7)
Fund Administration Servicing Agreement dated December 11, 2017 between the Registrant and U.S. Bancorp Fund Services, LLC, with respect to RMB International Small Cap Fund, RMB International Fund and RMB Japan Fund (5)

(h)	(8)	First Amendment to the Fund Administration Servicing Agreement dated December 11, 2017 between the Registrant and U.S. Bancorp Fund Services, LLC. (5)
(h)	(9)
Form of Second Amendment to the Fund Administration Servicing Agreement dated December 11, 2017 between the Registrant and U.S. Bancorp Fund Services, LLC, with respect to RMB Small Cap Fund, RMB SMID Fund and RMB Dividend Growth Fund(6)

(h)	(10)
Fund Accounting Servicing Agreement dated December 11, 2017 between the Registrant and U.S. Bancorp Fund Services, LLC, with respect to RMB International Small Cap Fund, RMB International Fund and RMB Japan Fund (5)

(h)	(11)
Form of First Amendment to the Fund Accounting Servicing Agreement dated December 11, 2017 between the Registrant and U.S. Bancorp Fund Services, LLC, with respect to RMB Fund, RMB Mendon Financial Services Fund, and RMB Mendon Financial Long/Short Fund(6)

(h)	(12)
Form of Second Amendment to the Fund Accounting Servicing Agreement dated December 11, 2017 between the Registrant and U.S. Bancorp Fund Services, LLC with respect to RMB Small Cap Fund, RMB SMID Cap Fund and RMB Dividend Growth Fund(6)

(i)	(1)	Legal Opinion of Counsel regarding the RMB Fund, RMB Mendon Financial Services Fund, Mendon Financial Long/Short Fund, RMB International Small Cap Fund, RMB International Fund and RMB Japan Fund (5)
(i)	(2)	Legal Opinion of Counsel regarding the RMB Small Cap Fund, RMB SMID Cap Fund, and RMB Dividend Growth Fund – to be filed by amendment.
(j)	(1)	Consent of Independent Registered Public Accounting Firm – filed herewith.
(j)	(2)	Consent of Vedder Price P.C. – filed herewith.
(k)		Not applicable.
(l)		None.
(m)		Rule 12b-1 Distribution Plan as of December 6, 2017 (5)
(n)		Rule 18f-3 Multiple Class Plan as of December 6, 2017 (5)
(o)		Reserved.
(p)	(1)	Code of Ethics applicable to RMB Capital Management, LLC (3)
(p)	(2)	Code of Ethics applicable to Mendon Capital Advisors Corp. (1)
(q)		Power-of-Attorney on behalf of William F. Connell, Margaret M. Eisen, Peter Borish and Robert Sabelhaus (4)

	(1)	Incorporated by reference to post-effective amendment no. 79 to the Trust’s Registration Statement on Form N‑1A (Accession No. 0001003715-06-000170) (filed on April 28, 2006).
	(2)	Incorporated by reference to post-effective amendment no. 91 to the Trust’s Registration Statement on Form N‑1A (Accession No. 0000891092-12-007360) (filed on December 12, 2012).
	(3)	Incorporated by reference to post-effective amendment no. 108 to the Trust’s Registration Statement on Form N‑1A (Accession No. 0001144204-17-012548) (filed on March 2, 2017).
	(4)	Incorporated by reference to post-effective amendment no. 109 to the Trust’s Registration Statement on Form N‑1A (Accession No. 0001144204-17-023330) (filed on May 1, 2017).
	(5)	Incorporated by reference to post-effective amendment no. 112 to the Trust’s Registration Statement on Form N‑1A (Accession No. 0000894189-17-006668) (filed on December 19, 2017).
	(6)	Incorporated by reference to post-effective amendment no. 116 to the Trust’s Registration Statement on Form N‑1A (Accession No. 0000894189-19-001771) (filed on March 25, 2019).

Item 29. Persons Controlled by or under Common Control with Registrant
To the knowledge of the Registrant, it does not control, is not controlled by, and is not under common control with, any other person.
Item 30. Indemnification

2

Except for the Agreement and Declaration of Trust, dated August 20, 1998, as amended (the “Declaration of Trust”), establishing the Registrant as a trust under Delaware law, there is no contract, arrangement or statute under which any trustee, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Declaration of Trust provides that no trustee or officer will be indemnified against any liability to the Registrant or its shareholders to which the officer or trustee would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.
The Registrant’s trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors or omissions committed in their capacities as such.
Item 31. Business and Other Connections of the Investment Adviser
The information required by this item is set forth in the Form ADV of the Registrant’s investment adviser, RMB Capital Management, LLC. The following sections of the Form ADV are incorporated herein by reference:

(a)	Schedules A, B and D
Item 32. Principal Underwriters

(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	ABS Long/Short Strategies Fund

2.	Absolute Shares Trust

3.	Active Weighting Funds ETF Trust

4.	AdvisorShares Trust

5.	American Century ETF Trust

6.	ARK ETF Trust

7.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust

8.	Bridgeway Funds, Inc.

9.	Brinker Capital Destinations Trust

10.	Calvert Ultra-Short Duration Income NextShares, Series of Calvert Management Series

11.	Center Coast Brookfield MLP & Energy Infrastructure Fund

12.	CornerCap Group of Funds

13.	Davis Fundamental ETF Trust

14.	Direxion Shares ETF Trust

15.	Eaton Vance NextShares Trust

16.	Eaton Vance NextShares Trust II

17.	EIP Investment Trust

18.	EntrepreneurShares Series Trust

19.	Evanston Alternative Opportunities Fund

20.	Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II)

21.	FEG Absolute Access Fund I LLC

22.	Fiera Capital Series Trust

23.	FlexShares Trust

24.	Forum Funds

25.	Forum Funds II

26.	FQF Trust

27.	Friess Small Cap Growth Fund, Series of Managed Portfolio Series

28.	GraniteShares ETF Trust

29.	Guinness Atkinson Funds

30.	Infinity Core Alternative Fund

31.	Innovator ETFs Trust

32.	Innovator ETFs Trust II (f/k/a Elkhorn ETF Trust)

33.	Ironwood Institutional Multi-Strategy Fund LLC

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34.	Ironwood Multi-Strategy Fund LLC

35.	John Hancock Exchange-Traded Fund Trust

36.	Manor Investment Funds

37.	Miller/Howard Funds Trust

38.	Miller/Howard High Income Equity Fund

39.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV

40.	Morningstar Funds Trust

41.	MProved Systematic Long-Short Fund, Series Portfolios Trust

42.	MProved Systematic Merger Arbitrage Fund, Series Portfolios Trust

43.	MProved Systematic Multi-Strategy Fund, Series Portfolios Trust

44.	NYSE® Pickens Oil Response™ ETF, Series of ETF Series Solutions

45.	OSI ETF Trust

46.	Pacific Global ETF Trust

47.	Palmer Square Opportunistic Income Fund

48.	Partners Group Private Income Opportunities, LLC

49.	PENN Capital Funds Trust

50.	Performance Trust Mutual Funds, Series of Trust for Professional Managers

51.	Plan Investment Fund, Inc.

52.	PMC Funds, Series of Trust for Professional Managers

53.	Point Bridge GOP Stock Tracker ETF, Series of ETF Series Solutions

54.	Quaker Investment Trust

55.	Ranger Funds Investment Trust

56.	Renaissance Capital Greenwich Funds

57.	RMB Investors Trust (f/k/a Burnham Investors Trust)

58.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust

59.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust

60.	Salient MF Trust

61.	SharesPost 100 Fund

62.	Six Circles Trust

63.	Sound Shore Fund, Inc.

64.	Steben Alternative Investment Funds

65.	Steben Select Multi-Strategy Fund

66.	Strategy Shares

67.	Syntax ETF Trust

68.	The 504 Fund (f/k/a The Pennant 504 Fund)

69.	The Chartwell Funds

70.	The Community Development Fund

71.	The Relative Value Fund

72.	Third Avenue Trust

73.	Third Avenue Variable Series Trust

74.	Tidal ETF Trust

75.	TIFF Investment Program

76.	Transamerica ETF Trust

77.	U.S. Global Investors Funds

78.	Variant Alternative Income Fund

79.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

80.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II

81.	VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II

82.	VictoryShares Emerging Market Volatility Wtd ETF, Series of Victory Portfolios II

83.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II

84.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II

85.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

86.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II

87.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

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88.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

89.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II

90.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II

91.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II

92.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II

93.	Vivaldi Opportunities Fund

94.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)

95.	Wintergreen Fund, Inc.

96.	WisdomTree Trust

97.	WST Investment Trust

(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

(c)	Not applicable.
Item 33. Location of Accounts and Records
The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules under that section are maintained in the following locations:

5

Records Relating to:	Are located at:
Registrant’s Investment Adviser	RMB Capital Management, LLC 115 S. LaSalle Street, 34th Floor Chicago, Illinois 60603 RMB Capital Management, LLC 1251 Avenue of the Americas, 8th Floor, Suite A New York, New York, 10020
Registrant’s Custodian*	U.S. Bank National Association 1555 North RiverCenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Transfer Agent and Dividend Paying Agent	BNY Mellon Asset Servicing 4400 Computer Drive Westborough, MA 01581
Registrant’s Administrator and Fund Accountant*	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, Suite 302 Milwaukee, Wisconsin 53202
Registrant’s Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
*With respect to the following series of the Registrant: RMB International Small Cap Fund, RMB     International Fund, and RMB Japan Fund

Item 34. Management Services
The Registrant has not entered into any management-related service contracts not discussed in Part A or B of this Registration Statement.
Item 35. Undertakings
Not applicable.

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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 117 to its Registration Statement under rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 117 to its Registration Statement on Form N-1A to be signed below on its behalf by the undersigned, duly authorized, in the City of Chicago, and State of Illinois, on the 30th day of April, 2019.

RMB Investors Trust (Registrant) By: /s/ Walter H. Clark Walter H. Clark President

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment No. 117 to the Registration Statement on Form N-lA has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature and Name	Title	Date
/s/ Walter H. Clark Walter H. Clark	President	April 30, 2019
/s/ Maher A. Harb Maher A. Harb	Chief Financial Officer and Treasurer	April 30, 2019
Peter Borish* Peter Borish	Trustee	April 30, 2019
William F. Connell* William F. Connell	Trustee	April 30, 2019
Margaret M. Eisen* Margaret M. Eisen	Trustee	April 30, 2019
Robert Sabelhaus* Robert Sabelhaus	Trustee	April 30, 2019
*By: /s/Walter H. Clark		April 30, 2019

Walter H. Clark, Attorney-in-fact pursuant to powers of attorney incorporated by reference to post-effective amendment No. 109 (Accession No. 0001144204-17-023330) (filed on May 1, 2017).

EXHIBIT INDEX

(j)(1)	Consent of Independent Registered Public Accounting Firm
(j)(2)	Consent of Vedder Price P.C.

EXHIBITS